               As filed with Securities and Exchange Commission on
                                 April 27, 1999
                                                      Registration No. 33-64170
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM S-6
                         POST-EFFECTIVE AMENDMENT NO. 7
                         TO REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                              (Exact Name of Trust)

                       NEW ENGLAND LIFE INSURANCE COMPANY
                               (Name of Depositor)
                               501 Boylston Street
                           Boston, Massachusetts 02117
              (Address of depositor's principal executive offices)

                             -----------------------

                                 MARIE C. SWIFT
                                     Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of agent for service)

                                   Copies to:
                                 STEPHEN E. ROTH
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                            ------------------------

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on April 30, 1999 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Limited Payment Variable Ordinary Life Insurance Policies.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                       Registration Statement on Form S-6

                             Cross-Reference Sheet

Form N-8B-2
Item No.         Caption in Prospectus
-----------      ---------------------

1                Cover Page
2                Cover Page
3                Inapplicable
4                NELICO's Distribution Agreement
5                NELICO
6                The Variable Account
9                Inapplicable
10(a)            Other Policy Features
10(b)            Policy Values and Benefits
10(c), (d), (e)  Death Benefit; Cash Value; Tabular Cash Value; Exchange of
                 Policy During First 24 Months; Default and Lapse Options;
                 Surrender; Partial Surrender and Partial Withdrawal; Right to
                 Return the Policy; Loan Provision; Transfer Option; Premiums
10(f), (g), (h)  Voting Rights; Rights Reserved by NELICO
10(i)            Limits to NELICO's Right to Challenge the Policy; Payment of
                 Proceeds; Investment Options
11               The Variable Account
12               Investments of the Variable Account; NELICO's Distribution
                 Agreement
13               Charges and Expenses; NELICO's Distribution Agreement; Charge
                 for NELICO's Income Taxes; Appendix A
14               Amount Provided for Investment Under the Policy; NELICO's
                 Distribution Agreement
15               Premiums
16               Investments of the Variable Account
17               Captions referenced under Items 10(c), (d), (e) and (i) above
18               The Variable Account; Net Investment Experience
19               Reports; NELICO's Distribution Agreement
20               Captions referenced under Items 6 and 10(g) above
21               Loan Provision
22               Inapplicable
23               NELICO's Distribution Agreement
24               Limits to NELICO's Right to Challenge the Policy
25               NELICO
26               NELICO's Distribution Agreement

Form N-8B-2
Item No.         Caption in Prospectus
-----------      ---------------------

27               NELICO
28               Management
29               NELICO
30               Inapplicable
31               Inapplicable
32               Inapplicable
33               Inapplicable
34               NELICO's Distribution Agreement
35               NELICO
36               Inapplicable
37               Inapplicable
38               NELICO's Distribution Agreement
39               NELICO's Distribution Agreement
40               NELICO's Distribution Agreement
41(a)            NELICO's Distribution Agreement
42               Inapplicable
43               Inapplicable
44(a)            Investments of the Variable Account; Amount Provided for
                 Investment Under the Policy; Deductions from Premiums and
                 Unscheduled Payments; Scheduled Premiums
44(b)            Charges and Expenses
44(c)            Scheduled Premiums; Deductions from Premiums and Unscheduled
                 Payments
45               Inapplicable
46               Investments of the Variable Account; Captions referenced under
                 Items 10(c), (d) and (e) above
47               Inapplicable
48               Inapplicable
49               Inapplicable
50               Inapplicable
51               Cover Page; Death Benefit; Default and Lapse Options; Charges
                 and Expenses; Additional Benefits by Rider; Exchange of Policy
                 During First 24 Months; Payment Options; Policy Owner and
                 Beneficiary; Premiums; NELICO's Distribution Agreement;
                 Substitution of Insured Person
52               Rights Reserved by NELICO
53               Tax Considerations
54               Inapplicable
55               Inapplicable
59               Financial Statements

                         ZENITH LIFE EXECUTIVE 65

                Limited Payment Variable Life Insurance Policies
                                   Issued by

               New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

  This prospectus offers individual limited payment variable life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

  The Policy provides a guaranteed minimum death benefit equal to the Policy's face amount, as long as you pay required scheduled premiums and there is no "excess Policy loan." (See "Loan Provision.") You must pay scheduled premium payments until the insured reaches age 65, or for 10 years, if later. Under some circumstances you may skip a scheduled premium payment. You may also make additional payments.

  You may choose between two death benefit options. One provides a fixed death benefit equal to the Policy's face amount. The other provides a death benefit that may vary daily with the investment experience of the Eligible Funds. Cash value allocated to the Eligible Funds is not guaranteed and fluctuates daily with the investment results of the Eligible Funds.

  You allocate net scheduled premiums and net unscheduled payments among the investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each sub-account of the Variable Account invests in the shares of an Eligible Fund. The Eligible Funds are:

NEW ENGLAND ZENITH FUND               Goldman Sachs Midcap Value Series

                                      Morgan Stanley International Magnum
Back Bay Advisors Bond Income
Series                                Equity Series

                                      MFS Investors Series*
Back Bay Advisors Managed Series
                                      MFS Research Managers Series*

Back Bay Advisors Money Market
Series                                VARIABLE INSURANCE PRODUCTS FUND ("VIP")


Capital Growth Series

Westpeak Growth and Income Series     Overseas Portfolio

                                      Equity-Income Portfolio

Westpeak Stock Index Series           High Income Portfolio

Loomis Sayles Balanced Series

Loomis Sayles Small Cap Series

                                      VARIABLE INSURANCE PRODUCTS FUND II
                                      ("VIP II")

Alger Equity Growth Series

Davis Venture Value Series

                                      Asset Manager Portfolio

  YOU MAY ALSO ALLOCATE NET PREMIUMS TO A FIXED ACCOUNT IN MOST STATES. LIMITS APPLY TO TRANSFERS TO AND FROM THE FIXED ACCOUNT.

  You may cancel the Policy during the "Right to Return the Policy" period. Replacing existing insurance with the Policy might not be to your advantage.


--------

* Availability is subject to any necessary state insurance department approvals.

  NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

  WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM.THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                              April 30, 1999

                               TABLE OF CONTENTS

GLOSSARY.................................................................. A-4
INTRODUCTION TO THE POLICIES.............................................. A-5
  The Policies............................................................ A-5
  Availability of the Policy.............................................. A-7
  Policy Charges.......................................................... A-7
  How the Policy Works.................................................... A-9
  Receipt of Communications and Payments at NELICO's Home Office.......... A-10
  NELICO.................................................................. A-10
POLICY VALUES AND BENEFITS................................................ A-11
  Death Benefit........................................................... A-11
  Guaranteed Minimum Death Benefit........................................ A-11
  Death Proceeds Payable.................................................. A-11
  Tabular Cash Value...................................................... A-11
  Cash Value.............................................................. A-12
  Net Investment Experience............................................... A-12
  Allocation of Net Premiums.............................................. A-12
  Amount Provided for Investment under the Policy......................... A-12
  Right to Return the Policy.............................................. A-13
CHARGES AND EXPENSES...................................................... A-13
  Deductions from Premiums and Unscheduled Payments....................... A-13
  Surrender Charge........................................................ A-15
  Deductions from Cash Value.............................................. A-16
  Charges Against the Eligible Funds and the Sub-Accounts of the Variable
   Account................................................................ A-18
  Group or Sponsored Arrangements......................................... A-19
PREMIUMS.................................................................. A-19
  Scheduled Premiums...................................................... A-19
  Unscheduled Payments.................................................... A-20
  Special Premium Option.................................................. A-21
  Automatic Premium Loan.................................................. A-22
  Default and Lapse Options............................................... A-22
OTHER POLICY FEATURES..................................................... A-23
  Loan Provision.......................................................... A-23
  Surrender............................................................... A-24
  Partial Surrender and Partial Withdrawal................................ A-25
  Reduction in Face Amount................................................ A-26
  Acceleration of Death Benefit Rider..................................... A-27
  Investment Options...................................................... A-27
  Transfer Option......................................................... A-27
  Substitution of Insured Person.......................................... A-28
  Payment of Proceeds..................................................... A-28
  Exchange of Policy During First 24 Months............................... A-28
  Payment Options......................................................... A-28
  Additional Benefits by Rider............................................ A-29
  Policy Owner and Beneficiary............................................ A-30
THE VARIABLE ACCOUNT...................................................... A-30
  Investments of the Variable Account..................................... A-31
  Investment Objectives................................................... A-32
  Investment Management................................................... A-33
THE FIXED ACCOUNT......................................................... A-34
  General Description..................................................... A-34
  Values and Benefits..................................................... A-34

  Policy Transactions..................................................... A-34
NELICO'S DISTRIBUTION AGREEMENT........................................... A-35
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.......................... A-35
  Misstatement of Age or Sex.............................................. A-36
  Suicide................................................................. A-36
TAX CONSIDERATIONS........................................................ A-36
  Introduction............................................................ A-36
  Tax Status of the Policy................................................ A-36
  Tax Treatment of Policy Benefits........................................ A-36
  NELICO's Income Taxes................................................... A-39
MANAGEMENT................................................................ A-39
VOTING RIGHTS............................................................. A-42
RIGHTS RESERVED BY NELICO................................................. A-42
TOLL-FREE NUMBERS......................................................... A-43
REPORTS................................................................... A-43
ADVERTISING PRACTICES..................................................... A-43
LEGAL MATTERS............................................................. A-43
REGISTRATION STATEMENT.................................................... A-44
EXPERTS................................................................... A-44
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH VALUES
 AND ACCUMULATED SCHEDULED PREMIUMS....................................... A-45
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION............................. A-54
APPENDIX C: LONG TERM MARKET TRENDS....................................... A-76
APPENDIX D: USES OF LIFE INSURANCE........................................ A-78
APPENDIX E: TAX INFORMATION............................................... A-80
FINANCIAL STATEMENTS......................................................  F-1

                                   Glossary

  Account. A sub-account of the Variable Account or the Fixed Account.

  Automatic Premium Loan Option. If you elect this option, we will use the Policy's loan value, if sufficient, to pay a scheduled premium that you have not paid by the end of the grace period. (See "Scheduled Premiums".)

  Basic Scheduled Premium. Scheduled premium minus (i) charges for any rider benefits; (ii) any extra premiums for substandard or automatic issue class; and (iii) the portion of the annual Policy administrative charge that is due with the premium.

  Cash Value. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

  Excess Policy Loan. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

  Fixed Account. The Fixed Account is a part of our general account to which you may allocate net premiums and net unscheduled payments. It provides guarantees of principal and interest.

  Investment Start Date. This is the latest of the date we receive a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date.

  Net Cash Value. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

  Net Investment Experience. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the sub-account for that period.

  Net Scheduled Premium. The amount allocated to the Variable Account and/or the Fixed Account. It is the basic scheduled premium less the sales charge, state premium tax charge and federal premium tax charge.

  Net Unscheduled Payment. The amount allocated to the Variable Account and/or the Fixed Account. It is the unscheduled payment less the sales charge, state premium tax charge and federal premium tax charge.

  Policy Date. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally five days after issue.

  Premium Paying Period. From inception of the Policy until the Policy anniversary when the insured reaches age 65, or 10 years after the Policy is issued, whichever is later.

  Special Premium Option. If you elect this option, you may be able to skip a scheduled premium or premiums.

  Tabular Cash Value. The tabular cash value is the value which the Policy would have if: (i) you paid all scheduled premiums when due; (ii) you made no unscheduled payments, no loans or other withdrawals, and no reductions in face amount; (iii) the Policy's sub-accounts earned a 4.5% annual net rate of return; and (iv) we deducted maximum Policy charges from the cash value.

  You. When used in this prospectus, "you" refers to the Policy Owner.

                         INTRODUCTION TO THE POLICIES

The Policies

  The Policies are designed to provide lifetime insurance coverage. They are not offered primarily as an investment.

  Here is a summary of the Policy's basic features. You should read the prospectus for more complete information.

  --The Policy requires payment of a level scheduled premium until the insured reaches age 65, or for 10 years after the Policy is issued, whichever is later. We guarantee that no scheduled premiums will be due after this period, and we will not accept any premium payment after this period. (See "Scheduled Premiums".)

  --You can make additional unscheduled payments under the Policy during the Premium Paying Period. We can limit or prohibit unscheduled payments in some situations, including cases where the insured is in a substandard risk class. (See "Unscheduled Payments" and "Substitution of Insured Person".)

  --You can allocate net scheduled premiums and net unscheduled payments to one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios, or the Fixed Account, after an initial period in the Zenith Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

  --The mutual fund portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, two bond funds, two managed funds, a balanced fund and a money market fund. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  --If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. We have the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  --The cash value of the Policy will vary daily based on the net investment experience of your Policy's sub-accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision", and "Partial Surrender and Partial Withdrawal".)

  --The portion of the cash value in the sub-accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  --You may choose between two forms of death benefit options under the Policy. One provides a death benefit equal to the Policy's face amount. The other provides a death benefit which varies with the net investment experience of your Policy's sub-accounts and the rate of interest credited on your cash value in the Fixed Account. The death benefit in either case could increase to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

  --Regardless of investment experience, the death benefit is guaranteed never to be less than the Policy's face amount, as long as you have paid the required scheduled premiums when due. (See "Death Benefit".)

  --If you elect the "Special Premium Option", you may be able to skip a scheduled premium payment without causing the Policy to lapse. In that case, the Policy will keep its minimum death benefit guarantee. (See "Special Premium Option".)

  --You may change your allocation of future net scheduled premiums and net unscheduled payments at any time. (See "Allocation of Net Premiums" and "Investment Options".)

  --After the "Right to Return the Policy" period, the Policy allows you to transfer cash value among the sub-accounts and, generally, to the Fixed Account up to four times in a Policy year without our consent. We currently allow 12 transfers per Policy year. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  --A loan privilege, a partial withdrawal feature and a partial surrender feature are also available. (See "Loan Provision" and "Partial Surrender and Partial Withdrawal".)

  --Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

  --Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions will be includible in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premiums and unscheduled payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  --If the Policy is not a modified endowment contract, we believe that loans under the Policy will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

  --During the "Right to Return the Policy" period you can return the Policy for a refund. (See "Right to Return the Policy".)

  --Within 24 months after a Policy's date of issue, you may exchange the Policy, without evidence of insurability, for a comparable fixed-benefit policy issued by us or an affiliate on the life of the insured. If you exercise this option, you will have to make up any investment loss. (See "Exchange of Policy During First 24 Months".)

  In many respects the Policies are similar to traditional fixed-benefit limited payment life insurance. Like fixed-benefit life insurance, the Policies provide for a guaranteed minimum death benefit, scheduled premiums, a cash value, and loan privileges.

  The Policies are different from traditional, fixed-benefit limited payment life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts. In addition, you can elect an option which will allow you, under some circumstances, to skip a particular scheduled premium or premiums and still keep the Policy in force on a premium paying basis.

  The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  --The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

  --If you do not pay the scheduled premiums, the Policy may lapse. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  --In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  --The Variable Account, not the Policy Owner, owns the mutual fund shares.

  --Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

  --Dividends and capital gains are automatically reinvested.

  For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Life Insurance".

Availability of the Policy

  Generally, the Policies are available for insureds from the age of one to 75, and, if we consent, from the age of 76 to 80 and below the age of one. For a business situation, the minimum age requirement is 15. For automatic issue Policies (that is, Policies we issue based on very limited underwriting information), the permitted issue ages are 20 through 70. All persons must meet our underwriting and other criteria. The minimum face amount available is $25,000 unless we consent to a lower amount. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"), except with our consent.

Policy Charges

  Premium-Based Charges. We deduct the following charges:

  --From scheduled premiums

  (i) an annual administrative charge ($55 for annual premium Policies, up to a total of $57.75, or $14.4375 per quarter and $4.8125 per month, for Policies that are billed on a quarterly or monthly basis or that use our Master Service Account arrangement), plus any extra premiums for riders, substandard risk or automatic issue class;

  (ii) a sales charge of 5.5%. We currently intend to waive this charge on scheduled premiums paid after the first 15 Policy years;

  (iii) a state premium tax charge of 2.5%;

  (iv) a charge for federal taxes of 1%.

  --From unscheduled payments

  (i) a sales charge of 5.5% in all Policy years;

  (ii) a state premium tax charge of 2.5%;

  (iii) a charge for federal taxes of 1%.

  Surrender Charge. During the first 15 Policy years, a Surrender Charge will apply if you totally or partially surrender the Policy, allow it to lapse, or reduce the face amount. The Surrender Charge includes:

  --a deferred administrative charge. This charge is $2.70 per $1,000 of face amount in the first Policy year, and then reduces monthly until it reaches 0 at the end of the 10th Policy year;

  --a deferred sales charge. For insureds who were issue age 50 or less at issue the maximum charge applies if you lapse or surrender the Policy, or reduce its face amount, in Policy years three through ten. The maximum charge in those years is an amount equal to 43.5% of the Policy's basic scheduled premiums in the first Policy year plus 16.5% of the basic scheduled premiums in the second Policy year. The charge decreases on a monthly basis beginning in Policy year 11 until it reaches 0 at the end of Policy year 15. If you lapse or surrender the Policy, or reduce its face amount, in the first two Policy years, the maximum charge will be 23.5% of the first year basic scheduled premiums plus 3.5% of the second year basic scheduled premiums.

  For insureds who were above issue age 50, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum occurring in Policy years three through six for insureds with an issue age up through 65 and in Policy years two through four for insureds with an issue age above 65.

  For insureds who were above issue age 50, the Surrender Charge period is 10 years.

  We deduct the Surrender Charge from the Policy's available cash value, regardless of whether that cash value comes from scheduled premiums, unscheduled payments, or investment experience.

  Charges Deducted from Cash Value. We deduct certain charges from the cash value:

  --Monthly charge for the cost of insurance for the life of the Policy;

  --Monthly administrative charge, currently equal to $0.02 per $1,000 of face amount (guaranteed not to exceed $0.04 per $1,000 of face amount) during the Premium Paying Period;

  --Monthly minimum death benefit guarantee charge of $0.01 per $1,000 of face amount during the Premium Paying Period.

  In addition, if you use the Special Premium Option to skip a scheduled premium payment, we will deduct from your cash value 91% of the portion of the annual $55 administrative charge, and of any rider, substandard risk or automatic issue premium, that was due with the skipped premium.

  Charges Deducted from the Variable Account and the Eligible Funds. The following charges are deducted from the Variable Account and Eligible Fund assets:

  --Daily charge against the sub-account assets for our mortality and expense risk, currently equal to an annual rate of .60% (guaranteed not to exceed .90%);

  --Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

See "Charges and Expenses".

                             [CHART APPEARS HERE]

                             HOW THE POLICY WORKS

Premium Payments
 .  Guaranteed not to Increase
 .  Payable until the insured reaches age 65, or for ten years, if later

Charges from Premium
 .  Any rider premiums
 .  Annual Admin. Charge--$55
 .  Substandard Risk Premium
 .  Automatic Issue Premium
 .  Sales Load (5.5%*) We intend to waive after 15 policy yrs.
 .  State Premium Tax Charge (2.5%)
 .  Charge for Federal Taxes (1%*)

Unscheduled Payments
 .  Sales Load (5.5%)
 .  State Premium Tax Charge (2.5%)
 .  Charge for Federal Taxes (1%)

Special Premium Option
 . If used, we deduct charges for Annual Admin. Charge and any riders or substandard risk or automatic issue premium from cash value

Loans
 .  After the free look period, you may borrow up to 90% of the adjusted cash value (100% in Alabama)
 .  The loan interest charge is 6%. We transfer loaned funds out of the Eligible
   Funds into the General Account where we credit them with not less than 4.5% interest

Retirement Benefits
 .  Fixed settlement options are available for policy proceeds

Cash Values
 . Net scheduled premiums or net unscheduled payments invested in your choice of Eligible Fund Investments or the Fixed Account after an initial period in the Zenith Money Market Sub-Account
 .  The cash value reflects investment experience, interest, payments and policy charges
 .  We do not guarantee the cash value invested in the Eligible Funds
 .  Any earnings you accumulate are free of any current income taxes
 . You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed
   Account) up to 12 times per policy year, after the free look period. We limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account
 . You may allocate your cash value among a maximum of ten accounts at any one time

Death Benefit
 .  Level or Variable Death Benefit Options
 . Guaranteed not to be less than initial face amount less any loan balance . Income tax free to named beneficiary

Daily Deductions from Assets
 .  Mortality and expense risk charges of 0.60% (guaranteed not to exceed .90%)
   on an annual basis are deducted from the cash value
 .  Investment advisory fees and other expenses are deducted from the Eligible
   Fund values

Beginning of Month Charges
 .  We deduct the cost of insurance protection from the cash value each month for the life of the policy
 .  Minimum Death Benefit Guarantee Charge $.01 per $1000 face amount monthly during the Premium Paying Period
 . Admin. Charge $.02 (guaranteed not to exceed $.04) per $1000 face amount monthly during the Premium Paying Period

Surrender Charge
 .  Deferred Sales Charge and Deferred Administrative Charge (see page A-15)

Living Benefits
 . If policyholder has elected and qualified for disability waiver of premium rider and becomes totally disabled, we will waive premiums during the period of disability. Unscheduled payments are not covered by the waiver of premium rider
 .  You may surrender the policy at any time for its cash surrender value
 .  Deferred income taxes, including taxes on amounts borrowed, become payable upon surrender
 . Grace period for scheduled premiums is 31 days from due date. Nonforfeiture options are fixed extended term insurance and fixed or variable paid-up insurance
 . Subject to our rules, you may reinstate a lapsed policy within seven years of date of lapse if it has not been surrendered.

--------

* Percent of Premium after deducting Annual Admin. Charge, Rider Premiums and Substandard Risk and Automatic Issue Premiums

Receipt of Communications and Payments at NELICO's Home Office

  We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Home Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

NELICO
  NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into MetLife, a mutual life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

  The following chart illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

                             [CHART APPEARS HERE]

                                     NELICO

(Insurance company subsidiary of MetLife)

We deduct charges.

We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.

Premiums and Unscheduled Payments

Fixed Account

VARIABLE ACCOUNT

Zenith Capital Growth Sub-Account
Zenith Bond Income Sub-Account
Zenith Money Market Sub-Account
Zenith Managed Sub-Account
Zenith Stock Index Sub-Account
Zenith Growth and Income Sub-Account
Zenith Small Cap Sub-Account
Zenith Balanced Sub-Account
Zenith Equity Growth Sub-Account
Zenith Venture Value Sub-Account
Zenith Midcap Value Sub-Account
Zenith International Magnum Equity Sub-Account
Zenith Investors Sub-Account
Zenith Research Managers Sub-Account
Equity-Income Sub-Account
Overseas Sub-Account
High Income Sub-Account
Asset Manager Sub-Account

Sub-accounts buy shares of the Eligible Funds.

NEW ENGLAND ZENITH FUND

Capital Growth Series
Back Bay Advisors Bond Income Series
Back Bay Advisors Money Market Series
Back Bay Advisors Managed Series
Westpeak Stock Index Series
Westpeak Growth and Income Series
Loomis Sayles Small Cap Series
Loomis Sayles Balanced Series
Alger Equity Growth Series
Davis Venture Value Series
Goldman Sachs Midcap Value Series
Morgan Stanley International Magnum Equity Series
MFS Investors Series
MFS Research Managers Series

VIP
Equity-Income Portfolio
Overseas Portfolio
High Income Portfolio

VIP II
Asset Manager Portfolio

Eligible Funds buy portfolio investments to support values and benefits of the Policies.

                          POLICY VALUES AND BENEFITS

Death Benefit

  Death Benefit Options. When you apply for a Policy, you choose between two death benefit options. Once elected, the death benefit option under a Policy may not be changed.

  The Option 1 death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

  The Option 2 death benefit is equal to the face amount of the Policy plus the amount, if any, by which the Policy's cash value exceeds its "tabular cash value". The Policy's tabular cash value is a hypothetical value and is discussed under "Tabular Cash Value" below. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

  Generally, the Option 2 death benefit may exceed the face amount if the Policy's sub-accounts (and the cash value in the Fixed Account) have earned greater than a 4.5% net return, if you have paid more than the scheduled premiums, or if less than the maximum charges were deducted.

  To meet the Internal Revenue Code's definition of life insurance, the death benefit will not be less than the Policy's cash value divided by the net single premium per dollar of death benefit at the insured's attained age. This means that if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value.

Guaranteed Minimum Death Benefit

  Under both death benefit options, the death benefit is guaranteed not to be less than the Policy's face amount regardless of the investment experience of the Policy's sub-accounts, as long as you paid the scheduled premiums when due or, under the Special Premium Option, they were not required to be paid. (See "Scheduled Premiums" and "Special Premium Option".) However, if an "excess Policy loan" exists, the Policy may terminate even if you paid all scheduled premiums. (See "Loan Provision" for a definition of "excess Policy loan".)

Death Proceeds Payable

  The death proceeds we pay are equal to the death benefit reduced by any outstanding loan and accrued loan interest and by the portion of any unpaid scheduled premium for the period prior to the date of death. We increase the death proceeds by any rider benefits payable and by the portion of any scheduled premium paid for a period beyond the date of death.

  We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)

Tabular Cash Value

  The Policy's tabular cash value is a hypothetical value. We use it to determine (1) the Option 2 death benefit, (2) whether you can skip a scheduled premium payment under the Special Premium Option, and (3) how much cash value you can withdraw from the Policy. (See "Death Benefit", "Special Premium Option" and "Partial Surrender and Partial Withdrawal".)

  See the Glossary for the definition of the tabular cash value.

  Your premium payment schedule (annual vs. quarterly, for example) affects the amount of the tabular cash value. We calculate the tabular cash value on any day as if your current payment schedule has always been in effect.

Cash Value

  Your Policy's cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

  --scheduled premiums

  --unscheduled payments

  --the net investment experience of the Policy's sub-accounts

  --interest credited to the cash value in the Fixed Account

  --interest credited to amounts held in the general account for a Policy loan

  --the death benefit option you choose

  --Policy charges (including amounts deducted when you use the Special
    Premium Option)

  --partial surrenders and partial withdrawals

  --transfers among the sub-accounts and Fixed Account

  --the premium payment schedule (annual vs. quarterly, for example) you choose

  We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (and accrued interest) and any surrender charge that applies. We add to the net cash value the cost of insurance charge for the remainder of the month. (See "Loan Provision", "Surrender Charge" and "Monthly Charges for the Cost of Insurance".)

  The Policy's net cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

Net Investment Experience

  The net investment experience of the sub-accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each sub-account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

  A sub-account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the sub-account (currently only the mortality and expense risk charge) for that period.

  The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Fund.

Allocation of Net Premiums

   Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. We credit the first net scheduled premium (and any net unscheduled payment made with it) with net investment experience equal to that of the Zenith Money Market Sub-Account from the investment start date until the later of 45 days after the date Part 1 of the application is signed or 10 days after we mail the Notice of Withdrawal Right. (The "investment start date" is defined below.) Then, we allocate the cash value to the sub-accounts and/or the Fixed Account as you choose.

Amount Provided for Investment under the Policy

  Investment Start Date. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by a NELICO agency.)

  Premium with Application. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application is signed and receipt of the premium payment. In that case, the Policy Date and Investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual scheduled premium for the Policy or one monthly scheduled premium. You may only make one premium payment before the Policy is issued. Generally, you cannot submit a premium payment with an application for a Policy to be used in a tax-qualified pension plan.

  If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that usually begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 for standard risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). These provisions vary in some states.

  If we issue a Policy, monthly Policy charges begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made and any unscheduled payment made.

  Premium on Delivery. If you pay the initial premium on delivery of the Policy, the Policy Date is usually five days after issue. The investment start date is the later of the Policy Date and the date we received the premium. Monthly charges begin on the Policy Date. We credit interest at a 4.5% net rate to the Policy for any period between the Policy Date and the investment start date. Insurance coverage begins when we receive the premium.

  Backdating. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain a lower premium, based on a younger insurance age. Backdating in some cases results in a Policy with a higher Surrender Charge or causes the insured to be treated as a juvenile which could result in higher cost of insurance rates under the Policy. For a backdated Policy, you must also pay the scheduled premiums payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net scheduled premiums, adjusted for monthly Policy charges and interest at a 4.5% net rate for that period.

Right to Return the Policy

  You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (more in some states) after you receive the Policy or within 10 days after we mail the Notice of Withdrawal Right, whichever is latest. You may return the Policy to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any scheduled premium paid (or any other amount that is required by state insurance law) and any unscheduled payments made.

                             CHARGES AND EXPENSES

  The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge, to help cover those expenses.

Deductions from Premiums and Unscheduled Payments

  We deduct these charges from scheduled premiums to arrive at the Policy's BASIC scheduled premium:

  (i) charges for any rider benefits;

  (ii) extra premiums if your Policy is in a substandard risk or automatic issue class;

  (iii) the portion of the annual Policy administrative charge that is due with that scheduled premium payment. The total charge is $55 per year for Policies that pay premiums once a year and increases if you pay your premium in installments. The amount of the charge for the other premium frequencies is as follows:

                                                              Amount     Amount
   Payment Frequency                                        per Payment per Year
   -----------------                                        ----------- --------
   Semi-annual.............................................  $ 28.325    $56.65
   Quarterly...............................................  $14.4375    $57.75
   Master Service Account..................................  $ 4.8125    $57.75
   Monthly.................................................  $ 4.8125    $57.75

  If an automatic issue Policy and an underwritten Policy are both issued on the same insured (because the total coverage exceeds our automatic issue limits), we waive the annual Policy administrative charge on the automatic issue Policy.

  We do not deduct the charges described above from unscheduled payments.

  Sales Charge. We deduct a 5.5% sales charge from each BASIC scheduled premium and each unscheduled payment. We currently intend to waive this charge on basic scheduled premiums after the 15th Policy year. We have the right not to waive the charge, or to resume it. The sales charge will apply to all unscheduled payments.

  During the first 15 Policy years, if you surrender or lapse the Policy, take a partial surrender or reduce the face amount, a Deferred Sales Charge will also apply. (For insureds who were above issue age 50 at issue of the Policy, the period when the Deferred Sales Charge applies is 10 years.) See "Surrender Charge" below.

  We may reduce sales charges for Policies sold to some group or sponsored arrangements.

  State Premium Tax Charge. We deduct 2.5% from each BASIC scheduled premium and each unscheduled payment for state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% rate reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

  Federal Premium Tax Charge. We deduct 1% from each BASIC scheduled premium and each unscheduled payment for our federal income tax liability related to premiums.

   Example: The following chart shows the net amount that we would allocate to the Variable Account under a Policy with no riders and which is not a substandard or automatic issue Policy. The example assumes an annual scheduled premium payment of $2,000 and unscheduled payment of $2,000.

   Scheduled Net Scheduled
    Premium     Premium
   --------- -------------
    $2,000     $2,000
                  -55      (administrative charge)
               ---------
               $1,945      (BASIC scheduled premium)
               $1,945
                 -175.05   (9% X 1,945 = total sales and premium tax charges)
               ---------
               $1,769.95

   We may waive the 5.5% sales charge on scheduled premiums paid after the 15th Policy year. In that case, the net scheduled premium in this example would be $1,945 -68.08 (3.5% x 1,945), or $1,876.92.

                   Net
   Unscheduled Unscheduled
     Payment     Payment
   ----------- -----------
     $2,000      $2,000
                   -180    (9% X 2,000 = total sales and premium tax charges)
                 ------
                 $1,820

Surrender Charge

  During the first 15 Policy years, if you totally or partially surrender your policy or allow it to lapse, or reduce its face amount, we deduct a Surrender Charge from the cash value. (For insureds who are above issue age 50 at issue of the Policy, the Surrender Charge period is 10 years.) The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. (Policies issued in some states may have lower surrender charges because of insurance law requirements.)

  Deferred Sales Charge. The Deferred Sales Charge applies to the lesser of:

  (i) the total payments (both scheduled premiums and unscheduled payments) made; and

  (ii) the Policy's total BASIC scheduled premiums up to the date of the surrender, lapse or face amount reduction, whether or not you have paid each of those premiums.

  For Policies with scheduled premiums that are paid once a year and which cover insureds who are issue age 50 or less at issue, the maximum Deferred Sales Charge IN THE FIRST TWO POLICY YEARS is 23.5% of the first year basic scheduled premium plus 3.5% of the second year basic scheduled premium. The maximum Deferred Sales Charge increases substantially in the third Policy year. The greatest Deferred Sales Charge applies IN POLICY YEARS THREE THROUGH TEN. The Deferred Sales Charge in those years equals 43.5% of the first year basic scheduled premium, plus 16.5% of the basic scheduled premium for the second Policy year. After the tenth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the fifteenth Policy year.

  The table below shows the Deferred Sales Charge for insureds who are issue age 50 or less at issue when scheduled premiums are paid on an annual frequency. The table shows the charge as a percentage of the total annual basic scheduled premiums to date, if the lapse, surrender or face reduction occurs at the end of each of the Policy years shown.

                                                The Maximum Deferred Sales
                                                 Charge is the Following
                                                 Percentage of the Total
                                                  Annual Basic Scheduled
                         For Policies which are    Premiums to Date of
                          Surrendered, Lapsed    Surrender, Lapse or Face
                           or Reduced During         Amount Reduction
                         ---------------------- --------------------------
   Entire Policy year               1                     23.50%
                                    2                     13.50%
                                    3                     20.00%
                                    4                     15.00%
                                    5                     12.00%
                                    6                     10.00%
                                    7                      8.57%
                                    8                      7.50%
                                    9                      6.67%
                                   10                      6.00%
   Last month of Policy
    years                          11                      4.36%
                                   12                      3.00%
                                   13                      1.85%
                                   14                      0.86%
                                   15                      0.00%

  For insureds who are above issue age 50 at issue, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum charge occurring in Policy years three through six for insureds with an issue age up through 65 and in Policy years two through four for insureds with an issue age above 65.

  The Deferred Sales Charge rate is the same regardless of your premium schedule. However, because the dollar amount of an annual premium is higher if you pay it in installments instead of annually (e.g. semi-annually or quarterly), the dollar amount of the Deferred Sales Charge will also be higher if you pay premiums in installments rather than once a year.

  In the case of a partial surrender or reduction in face amount, we deduct any Deferred Sales Charge that applies from the Policy's cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender and Partial Withdrawal".)

  Deferred Administrative Charge. The table below shows the Deferred Administrative Charge we deduct if you totally or partially surrender, lapse or reduce the face amount of the Policy.

                                For Policies which are Deferred Administrative
                                Surrendered, Lapsed or  Charge per $1,000 of
                                    reduced during           face amount
                                ---------------------- -----------------------
   Entire Policy year                      1                    $2.70
   Last Month of Policy years*             2                     2.40
                                           3                     2.10
                                           4                     1.80
                                           5                     1.50
                                           6                     1.20
                                           7                      .90
                                           8                      .60
                                           9                      .30
                                          10                     zero

----------
* The charge declines monthly in equal dollar amounts after the end of the first Policy year.

Deductions from Cash Value

  Monthly Deduction. On the first day of each Policy month, starting with the Policy Date, we make a deduction (the "Monthly Deduction") from your cash value for these charges:

  (i) an administrative charge, currently equal to $0.02 per $1,000 of Policy face amount (guaranteed not to exceed $0.04 per $1,000 of face amount); and

  (ii) a minimum death benefit guarantee charge of $0.01 per $1,000 of Policy face amount.

  The Monthly Deduction will only apply during the Premium Paying Period, that is, until the Policy anniversary when the insured reaches age 65, or for 10 years after the Policy is issued, whichever is later.

  If there is an outstanding loan under your Policy and the net cash value is not large enough to pay the Monthly Deduction in any month, the difference is treated as an excess Policy loan and the Policy may terminate. (See "Loan Provision".)

  Monthly Charges for the Cost of Insurance. We deduct the cost of providing insurance protection under your Policy from your Policy's cash value at the beginning of each Policy month for the life of the Policy, beginning with the Policy Date. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4.5% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

  If a Policy loan is outstanding and your Policy's net cash value is not large enough to cover the cost of insurance charge for a Policy month, the difference between the net cash value available and the cost of insurance charge is treated as an excess Policy loan and the Policy may terminate. (See "Loan Provision".)

  The guaranteed cost of insurance rates for a Policy depend on the insured's

  --underwriting class

  --age on the first day of the Policy year

  --sex (if the Policy is sex-based).

  The current cost of insurance rates will also depend on

  --the insured's age at issue

  --the Policy year.

  We guarantee that the rates will not be higher than rates based on

  --the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO
   Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 20 and above at issue)

  --the 1980 CSO Tables, for Policies issued on juvenile insureds (below age
   20 at issue).

  The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

  The underwriting classes we use for standard issues are

  --for Policies issued on non-juvenile insureds: smoker and nonsmoker

  --for Policies issued on juvenile insureds: standard.

  Substandard and automatic issue Policies use the same smoker and nonsmoker standard rates (or, for juveniles, standard rates), but require an extra premium as part of the total scheduled premium. The overall monthly cost of insurance charges of a substandard risk Policy, including the extra premium, could exceed charges based on 100% of the 1980 CSO Taxes. (See below for a discussion of automatic issue Policies.)

  Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

  We offer Policies on an automatic issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on limited underwriting information, they may present a greater mortality cost to us than underwritten Policies issued in a standard class. Therefore, we charge an additional premium for automatic issue Policies. The additional premium is payable for 20 years, or for the premium paying period, if less. The amount of the additional premium depends on the issue age of the insured. It may also depend on the size of the group and the total premium to be paid by the group. We deduct the additional premium from the scheduled premium before we allocate the net scheduled premium to the Variable Account. The overall guaranteed maximum monthly cost of insurance charges, including the extra premium, exceed charges based on 100% of the 1980 CSO Tables.

  Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of automatic issue or for amounts of insurance above our automatic issue limits. However, they may not choose automatic issue for some members of the group and simplified underwriting for others. There is no extra premium for Policies issued on a simplified underwriting basis unless the insured is in a substandard risk class.

  Charges under the Special Premium Option. If you use the Special Premium Option to skip a scheduled premium, we deduct from the Policy's cash value 91%
OF:

  --the amount of the annual administrative charge, plus

  --any rider premiums, plus

  --any premiums for substandard risk or automatic issue class that were due with the scheduled premium. (See "Special Premium Option".) We deduct these charges from the Policy's sub-accounts in proportion to the Policy's cash value in each sub-account.

  Charges for Additional Services. We may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

Charges against the Eligible Funds and the Sub-Accounts of the Variable
Account

  Mortality and Expense Risk Charge. We charge the sub-accounts of the Variable Account for our mortality and expense risks. Currently, the charge is made daily at an annual rate of .60% of the sub-accounts' assets. We have the right to increase the charge, up to a maximum annual rate of .90%. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

  Charges for Income Taxes. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "Charge for NELICO's Income Taxes".)

  Eligible Fund Expenses. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

  The following table shows the annual operating expenses for each series, based on actual expenses for 1998, (for the two MFS Series, anticipated expenses for 1999), after any applicable expense cap or expense deferral arrangement.

Annual Operating Expenses
 (as a percentage of average net assets after any expense cap)

                                    Back     Back
                                    Bay      Bay      Back            Westpeak Loomis
                                  Advisors Advisors   Bay    Westpeak  Growth  Sayles
                          Capital   Bond    Money   Advisors  Stock     and     Small
                          Growth   Income   Market  Managed   Index    Income    Cap
                          Series   Series   Series   Series   Series   Series  Series*
                          ------- -------- -------- -------- -------- -------- -------
Management Fee..........   .63%     .40%     .35%     .50%     .25%     .70%    1.00%
Other Expenses..........   .03%     .08%     .10%     .08%     .12%     .08%      --
                           ----     ----     ----     ----     ----     ----    -----
 Total Series Operating
  Expenses..............   .66%     .48%     .45%     .58%     .37%     .78%    1.00%

Annual Operating Expenses
 (as a percentage of average net assets after expense deferral)

                          Goldman              Morgan
                           Sachs   Loomis     Stanley      Davis  Alger              MFS
                          Midcap   Sayles  International  Venture Equity    MFS    Research
                           Value  Balanced     Magnum      Value  Growth Investors Managers
                          Series   Series  Equity Series* Series  Series  Series*  Series*
                          ------- -------- -------------- ------- ------ --------- --------
Management Fee..........   .75%     .70%        .90%       .75%    .75%    .75%      .75%
Other Expenses..........   .15%     .12%        .40%       .08%    .08%    .15%      .15%
                           ----     ----       -----       ----    ----    ----      ----
 Total Series Operating
  Expenses..............   .90%     .82%       1.30%       .83%    .83%    .90%      .90%

--------

* Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 1998 would have been: Loomis Sayles Small Cap Series, 1.10%; and Morgan Stanley International Magnum Equity Series, 1.40%. Without the expense deferral arrangement, we estimate that Total Series Operating Expenses for the MFS Investors Series and MFS Research Managers Series for the year ended December 31, 1999 would be 1.04%, each, on an annualized basis.

  Our affiliate, New England Investment Management, Inc. (formerly known as TNE Advisers, Inc.), advises the series of the Zenith Fund except for the Capital Growth Series. New England Investment Management voluntarily limits the expenses of these series with either an expense cap or expense deferral arrangement, as shown in the chart above. Under the expense cap, New England Investment Management bears expenses of a series (other than the management fee) that exceed 0.15% of average daily net assets (in the case of the Loomis Sayles Small Cap Series, expenses that exceed 1.00% of average daily net assets). Under the expense deferral, New England Investment Management bears expenses of a series (other than the management fee) that exceed a certain limit in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. New England Investment Management may end these expense limits at any time.

  The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 1998, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                      Management  Other   Total Annual
Portfolio                Fees    Expenses   Expenses
---------             ---------- -------- ------------
VIP Equity-Income        .49%      .09%       .58%*
VIP Overseas             .74%      .17%       .91%*
VIP High Income          .58%      .12%       .70%
VIP II Asset Manager     .54%      .10%       .64%*

----------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .57% for VIP Equity-Income Portfolio, .89% for VIP Overseas Portfolio and .63% for VIP II Asset Manager Portfolio.

  Affiliates of FMR compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to these Portfolios of VIP and VIP II. This compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue.

Group or Sponsored Arrangements

  We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. An example of such an arrangement is a non-tax qualified deferred compensation plan. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

  We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

  The United States Supreme Court has held that certain insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                   PREMIUMS

Scheduled Premiums

  The Policy requires scheduled premium payments until the Policy anniversary when the insured reaches age 65, or for 10 years after the Policy is issued, whichever is later. We guarantee that no scheduled premiums will be due after this period. The scheduled premium amount depends on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, the premium payment schedule you select, and any rider benefit premiums.

  The underwriting classes we use for setting the scheduled premium are smoker standard, smoker substandard, nonsmoker standard, nonsmoker substandard, automatic issue and, for juvenile insureds, standard and substandard. Scheduled premiums for substandard and automatic issue Policies reflect additional premiums that we charge for those classes. Scheduled premiums are generally higher for males than for females and generally higher for smokers than for nonsmokers. Scheduled premiums are also generally higher for Policies issued on older insureds.

  You can pay scheduled premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. The premium payment schedule you select affects the total premium you pay in a Policy year. The total premium is highest if you select the monthly frequency and lowest if you select the annual frequency. The payment schedule also affects the Policy's cash value and tabular cash value and, therefore, may affect the death benefit.

  You can change your premium payment schedule by sending your request to us. If you change to a less frequent payment schedule (e.g. from quarterly to annual), the change goes into effect on the next premium due date under the new schedule. Until then, you make payments under the old schedule; we do not accept an advance payment of the remaining premiums due for the year under the old schedule. If you change to a more frequent payment schedule (e.g. from annual to quarterly), the change goes into effect on the next premium due date under the original schedule. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  You may make scheduled payments by check or money order. You may also choose to have us withdraw your scheduled premium payments from your bank checking account or New England Cash Management Trust account. (This is known as the Master Service Account arrangement, or "MSA". Scheduled payments made through MSA may be maintained by NELICO or an affiliate in the general account pending their due date.)

  Scheduled premiums are due at NELICO's Home Office or a NELICO agency on or before their due dates. We allocate net scheduled premiums, after the first, to your Policy's sub-accounts on the premium due dates, not when we receive them. However, if you have not paid a premium by the due date, the cash value attributable to you does not include that premium, or any investment performance on it, until you actually pay it. If you use the Special Premium Option to skip a scheduled premium payment or if you miss a required scheduled premium payment, we withdraw from the Variable Account the net scheduled premium that we advanced, adjusted for investment experience on it since the due date. IF YOU DO NOT PAY A REQUIRED SCHEDULED PREMIUM, THE POLICY MAY LAPSE. SEE "DEFAULT AND LAPSE OPTIONS".

  We may apply a credit to the initial scheduled premium under a Policy converted from certain term insurance that was issued by New England Mutual, NELICO or NELICO's affiliates and also to scheduled premiums under a Policy issued to a home office employee of NELICO on the life of the employee, if the employee has worked for NELICO for at least one year.

Unscheduled Payments

  Within limits, and as long as the Policy has not lapsed, you may make unscheduled payments. You may make unscheduled payments only during the Premium Paying Period. (See "Substitution of Insured Person" for an explanation of when an unscheduled payment may be required after the Premium Paying Period under Policies which exercise the substitution of insured rider.) We may require satisfactory evidence of insurability. In addition, our consent is needed if, in order to satisfy tax law requirements, the payment would increase the Policy's death benefit by more than it would increase the cash value. We will not accept an unscheduled payment if the Policy's scheduled premiums are being waived under a waiver of premium rider. (See "Additional Benefits by Rider".) We can prohibit or limit the amount of unscheduled payments under a substandard risk or automatic issue Policy. An unscheduled payment must be at least $10 if made under the Master Service Account or certain other monthly payment arrangements, and otherwise must be at least $25.

  You may ask us to include on your premium notice for the Policy anniversary a planned unscheduled payment amount in addition to the scheduled premium. Subject to our rules, you may use MSA to make unscheduled payments if you are using MSA to pay your scheduled premiums.

  ANNUAL LEVEL BILLING OPTION--If your Policy has a level term rider and you are paying premiums once a year or through MSA, you may have us bill you or deduct through MSA a single level amount each year to pay the scheduled premium plus the increasing premium for the term insurance rider. We allocate a portion of the billed amount to your Policy as an unscheduled payment. This amount decreases each year because the premium for the term rider goes up. You may need to recalculate your Annual Level Billing amount as the term rider premium increases.

  Under any billing option, the total of all premiums and payments made could create a "modified endowment contract". You should consider the potential tax consequences before planning a series of unscheduled payments. (See "Tax Considerations".)

  We allocate an unscheduled payment to your Policy's sub-accounts as of the date we receive it. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  Rules for Crediting Payments to the Variable Account. We credit payments that are at least equal to the scheduled premium due, and that we receive

  --with a premium notice, or

  --within the period of 25 days before the premium due date to 31 days after the due date first, as the scheduled premium due;

    next, to pay any loan interest due; and

    then, as an unscheduled payment.

  We credit all other payments as unscheduled payments, unless you designate them as loan repayments.

  If you make an unscheduled payment during the grace period and the Policy lapses, we return the payment to you.

  If you pay premiums monthly, including by MSA, we credit payments as agreed by you and us. Payments made by MSA may be maintained by NELICO or an affiliate in the general account pending crediting. Billing and crediting procedures for some group or sponsored arrangements may differ from those used for other Policy Owners.

  If you have a Policy loan, it may be better to repay the loan than to make an unscheduled payment, because the unscheduled payment has sales and tax charges, whereas the loan repayment does not incur any charges. (See "Loan Provision" and "Deductions from Premiums and Unscheduled Payments".) We will not treat a payment as repayment of a Policy loan unless so designated by you.

Special Premium Option

  When you apply for a Policy, or at a later date as long as the Policy is not lapsed, you may elect the Special Premium Option. If you do, you may be able to skip a scheduled premium payment or payments after the first Policy year.

  Specifically, if you have not paid a scheduled premium by the end of the grace period, the Policy will not lapse if the cash value on the premium due date (before we advanced the net premium due) exceeded the tabular cash value by at least the amount of the scheduled premium due, including any rider and substandard risk or automatic issue premiums due. We will not use the Special Premium Option to prevent lapse if, immediately afterward, the amount of any outstanding Policy loan plus accrued interest would exceed the Policy's loan value.

  If we use the Special Premium Option, we deduct from the cash value, as of the premium due date, 91% of the portion of the annual administrative charge, and of any rider, substandard risk or automatic issue premiums, that were due. We deduct these amounts from the Policy's sub-accounts in proportion to the Policy's cash value in each. (We also withdraw the net scheduled premium that we advanced to the Policy, adjusted for investment experience on it since the due date.)

  If you have elected both the Special Premium Option and the automatic premium loan feature, we first determine whether we can use the Special Premium Option before attempting to use an automatic premium loan. (See "Automatic Premium Loan".)

  You may cancel the Special Premium Option and, generally, re-elect it at any time. The Special Premium Option is not available to you, however, while you are paying premiums by MSA.

Automatic Premium Loan

  If you elect this feature and you have not paid a scheduled premium by the end of the grace period, we use your Policy's available loan value to pay the scheduled premium to the next due date, if possible, but at least to the next quarterly due date. We will not make a premium loan if the Policy's loan value cannot pay at least a quarterly premium. Interest on the loan is charged from the premium due date. Like other Policy loans, an automatic premium loan can result in an excess Policy loan. (See "Loan Provision".) We will not make an automatic premium loan if you can skip the scheduled premium payment under the Special Premium Option.

Default and Lapse Options

  If you have not paid a required scheduled premium by the due date, then the premium is in default. The Policy provides a 31 day grace period for the payment. You have insurance coverage during the grace period, but if the insured dies before you pay the premium, we deduct from the death proceeds the portion of the unpaid premium for the period prior to the date of death.

  For 60 days after the due date of a premium in default, we do not make the usual Monthly Deductions and cost of insurance deductions from the Policy's cash value. If you pay the premium in default, we make these deductions retroactively. If you surrender the Policy while the premium is in default, we deduct the full Monthly Deduction and a prorated cost of insurance charge from the proceeds.

  If your Policy lapses, there are three lapse options that may be available:
Fixed Extended Term Insurance, Fixed Paid-Up Insurance and Variable Paid-Up Insurance. You may select a lapse option, or change your selection, by written request to us at any time up to 60 days after the due date of the premium in default. Eligibility conditions apply to the lapse options.

  FIXED EXTENDED TERM INSURANCE is fixed benefit life insurance for a limited term with no further premiums due. The death benefit is the same as the amount of your Policy's death benefit on the due date of the premium in default. We determine the term by applying the Policy's NET cash value as of the due date of the premium in default (that is, the cash value reduced by any Surrender Charge that applies and by any Policy loan balance), less any partial surrenders or partial withdrawals made during the grace period. Policy loans are not available. Fixed Extended Term Insurance is not available if your Policy is in a substandard or automatic issue class.

  If you are eligible for this option, it automatically applies unless you have elected Fixed or Variable Paid-Up Insurance. We will apply Fixed Paid-Up Insurance, however, if it would provide a greater death benefit.

  PAID-UP INSURANCE is permanent life insurance with no further premiums due. We determine the amount of insurance by applying the Policy's NET cash value as of the due date of the premium in default (that is, the cash value reduced by any Surrender Charge that applies, and by any Policy loan balance), less any partial surrenders or partial withdrawals made during the grace period, as a net single premium at the current age of the insured. Policy loans are available.

  You can elect VARIABLE PAID-UP INSURANCE as a lapse option if the NET cash value of your Policy as of the due date of the premium in default (that is, the cash value reduced by any Surrender Charge that applies and by any Policy loan balance), less any partial surrenders or partial withdrawals made during the grace period, is sufficient, when used as a net single premium at the insured's current age, to purchase paid-up insurance with an initial face amount at least equal to $5,000. If your Policy's net cash value will not purchase this minimum amount of insurance, then we will provide Fixed Paid-Up Insurance instead. Variable Paid-Up Insurance is not available under Policies in a substandard or automatic issue class.

  The death benefit under Variable Paid-Up Insurance can vary monthly and the cash value can vary daily, depending on the net investment experience of the Policy's sub-accounts (and on the interest credited to any cash value in the Fixed Account). The death benefit will never be less than the initial amount of the Variable Paid-Up Insurance if there is no outstanding Policy loan. There is no minimum guaranteed cash value.

  We set the death benefit under Variable Paid-Up Insurance at the end of each Policy month for the next Policy month. The death benefit is the greater of the initial face amount of your Variable Paid-Up Insurance and the Variable Death Benefit. The Variable Death Benefit can increase or decrease, depending on how the Policy's actual investment experience for the month (plus any cost of insurance adjustment) compares to investment experience at the monthly equivalent of 4.5% per year.

  If the actual investment experience of the Policy's sub-accounts (and the net interest earned on any cash value in the Fixed Account), plus any cost of insurance adjustment, is greater than the monthly equivalent of 4.5% per year, the Variable Death Benefit increases. If it is less, the Variable Death Benefit decreases. The change in the Variable Death Benefit equals this difference between the actual return (plus any cost of insurance adjustment) and the assumed return, divided by the net single premium per dollar of death benefit at the current age of the insured. The cost of insurance adjustment reflects any difference between the actual and the guaranteed maximum cost of insurance charges under the Policy. Thus, changes in the Variable Death Benefit depend on the age, sex (unless the Policy is unisex) and underwriting class of the insured as well as on net investment experience.

  Although the death benefit will not be less than the initial face amount under the option, the Variable Death Benefit can be higher or lower than the initial amount. Changes in the Variable Death Benefit are carried forward, so that if investment experience has reduced the Variable Death Benefit below the initial amount of Variable Paid-Up Insurance, subsequent favorable investment experience must first restore the Variable Death Benefit to the initial amount before it can cause the Variable Death Benefit to exceed the initial amount of Variable Paid-Up Insurance.

  The initial cash value under Variable Paid-Up Insurance is the Policy's NET cash value as of the due date of the premium in default, reduced by any partial surrenders or partial withdrawals made during the grace period. Thereafter, we determine the cash value in the same way as before lapse, except that we deduct the charge for the cost of insurance at the end of the Policy month instead of the beginning, and there are no Monthly Deductions. Because of this, the current cost of insurance rates under Variable Paid-Up Insurance are usually somewhat higher than they are under the Policy before lapse. Cost of insurance rates under Variable Paid-Up Insurance depend on the insured's underwriting class, attained age and sex (if the Policy is sex-based).

  You cannot make partial withdrawals, premium payments or unscheduled payments under Variable Paid-Up Insurance. You may surrender the Policy for its net cash value, which is its cash value reduced by any outstanding loan (and accrued interest) and by a prorated charge for the cost of insurance. The amount available for a Policy loan under Variable Paid-Up Insurance is determined in the same way as prior to lapse, and an excess Policy loan may also cause your Variable Paid-Up Insurance to lapse. (See "Loan Provision".) We reserve the right to limit sub-account transfers under a Variable Paid-Up Insurance Policy to four per Policy year. We currently allow 12 sub-account transfers per Policy year.

  Reinstatement. If your Policy has lapsed, you may reinstate it within 7 years after the date of default. If more than 7 years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

                             OTHER POLICY FEATURES

Loan Provision

  You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact our Home Office or your registered representative for information on loan procedures. Policy loans are not available under a Policy continued as Fixed Extended Term Insurance.

  The Policy's loan value equals:

  (i) 90% (or more if required by state law) of the Policy's "projected cash value"; minus

  (ii) the Policy's Surrender Charge on the next loan interest due date or, if greater, on the date the loan is made;

  (iii) discounted at the loan interest rate (6%).

  The "projected cash value" is the cash value projected to the next Policy anniversary or, if earlier, to the next premium due date, at a 4.5% rate. The loan value available is reduced by any outstanding loan plus interest.

   Example: Using the Policy illustrated on page A-46 assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.57%). After the premium payment on the 10th Policy anniversary, the maximum amount that you could borrow would be determined as follows under (i) an annual premium payment schedule and
 (ii) a quarterly premium payment schedule:

                                                              Annual  Quarterly
                                                              ------- ---------
    (1) Cash Value after Premium Payment on 10th Policy
        Anniversary.........................................  $41,912  $39,264
    (2) Cash Value Projected at a Constant Annual Rate of
        Return of 4.5% to the
       (a)11th Policy Anniversary...........................   42,963
       (b)Next Premium Due Date.............................            39,490
    (3) 90% of Amount Calculated in (2).....................   38,667   35,541
    (4) Amount Calculated in (3), Reduced by the Applicable
        Surrender Charge....................................   36,339   33,213
    (5) Amount Calculated in (4), Discounted at an Annual
        Rate of 6% Back to the 10th Policy Anniversary......   34,282   32,722

  A Policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans and loan repayments to the sub-accounts in proportion to the cash value in each. (See "The Fixed Account" for information on when loans and loan repayments can impact cash value in the Fixed Account.)

  The interest rate charged on Policy loans is an effective rate of 6% per year (using simple interest during the year) and is due on the Policy anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the sub-accounts. The amount we take from the Policy's sub-accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4.5% per year. The rate we currently credit is 4.75% per year. We credit this interest amount to the Policy's sub-accounts annually, in proportion to the cash value in each.

  The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

  If a Policy loan is outstanding, it may be better to repay the loan than to make an unscheduled payment, because the unscheduled payment has sales and premium tax charges, and the loan repayment does not incur charges. (See "Deductions from Premiums and Unscheduled Payments".)

  If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if greater, on the date the calculation is made), we notify you that the Policy is going to terminate. (This is called an "excess Policy loan".) We test for an excess Policy loan on each monthly processing date and in connection with certain other Policy processing transactions. The Policy terminates without value 31 days after we mail the notice unless you pay us the excess amount within that time. (See "Default and Lapse Options".) If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

  Department of Labor regulations impose requirements for participant loans under pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. See "Tax Considerations".

Surrender

  You may surrender a Policy for its net cash value at any time while the insured is living by a signed written request to us. We determine the net cash value of the surrendered Policy as of the date when we receive the surrender request. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

Partial Surrender and Partial Withdrawal

  PARTIAL SURRENDER. You may make a partial surrender of the Policy to receive a portion of its net cash value. A partial surrender causes a proportionate reduction in the Policy's face amount, tabular cash value, death benefit and basic scheduled premium. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

  We deduct any Surrender Charge that applies to a partial surrender from the Policy's cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge under your Policy.

  PARTIAL WITHDRAWAL. If your Policy has the Option 2 death benefit, you may make a partial withdrawal of the Policy's cash value that exceeds its tabular cash value. If there is a Policy loan outstanding, we limit the partial withdrawal so that the Policy loan plus accrued interest does not exceed the Policy's loan value. (See "Loan Provision".) A partial withdrawal reduces the Policy's Option 2 death benefit and cash value but does not affect its face amount or scheduled premium level. No Surrender Charge will apply.

   Example: Using the Policy illustrated on page A-47, assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned constant hypothetical gross annual rates of return of 0%, 6% and 12%. These hypothetical rates are illustrative only and may not reflect the rates of return you would realize under the Policy. Before the premium payment on the 20th Policy anniversary, the maximum amount that can be withdrawn is as follows:

                                At hypothetical At hypothetical At hypothetical
                                   0% return       6% return      12% return
                                --------------- --------------- ---------------
    (1) Cash Value at the 20th
        anniversary, before
        premium payment.......      $49,038         $96,676        $196,346
    (2) Tabular Cash Value....       81,461          81,461          81,461
    (3) Maximum Withdrawal =
        (1) - (2).............            0          15,215         114,885

   The death benefit immediately after the withdrawal is temporarily reduced to the initial face amount. However, the death benefit will increase above the face amount if the cash value exceeds the tabular value after the premium payment due on the 20th Policy anniversary is paid and monthly charges are deducted.

  If you have a Policy with the Option 2 death benefit and you request a portion of the cash value, unless you instruct us otherwise, we will treat the request as a partial withdrawal first and, if necessary, as a partial surrender next. In this way we minimize your Surrender Charge costs.

  If you have a Policy with the Option 1 death benefit, you may make a partial withdrawal only if the death benefit has increased above the face amount to satisfy tax law requirements. The amount you may withdraw is limited to the cash value, less the face amount multiplied by the net single premium per $1 of death benefit at the insured's current age. If there is a Policy loan outstanding, we limit the partial withdrawal so that the Policy loan plus accrued interest does not exceed the Policy's loan value. (See "Loan Provision".) A partial withdrawal under a Policy with the Option 1 death benefit reduces the Policy's death benefit (but not below the face amount) and cash value but does not reduce its face amount or affect its scheduled premium level. A partial withdrawal under a Policy with the Option 1 death benefit always reduces the death benefit by more than it reduces the cash value. No Surrender Charge will apply.

   Example: Using the Policy with $214,986 face amount illustrated on page A-46, assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned constant hypothetical gross annual rates of return of 0%, 6% and 12%. These hypothetical rates are illustrative only and may not reflect the rates of return you would realize under the Policy. The amount available for withdrawal is calculated as of the 20th Policy anniversary.

   At the hypothetical 0% and 6% returns, no portion of the cash value may be withdrawn.

   At the hypothetical 12% return, before the premium payment on the 20th Policy anniversary, the maximum amount that can be withdrawn is as follows:

    (1) Cash Value at the 20th anniversary, before premium
        payment...................................................    $197,857
    (2) Net Single Premium per $1 at age 60....................... .4627826819
    (3) Face Amount X .4627826819.................................     $99,492
    (4) Maximum Withdrawal = (1) - (3)............................     $98,365

   The death benefit immediately after the withdrawal is temporarily reduced to the initial face amount. However, the premium payment due on the 20th Policy anniversary increases the death benefit above the face amount in order to satisfy Federal tax law requirements.

                               ----------------

  We limit the total number of partial surrenders and partial withdrawals you may make in one Policy year to four, unless we consent. YOU MAY NOT REINVEST AMOUNTS WITHDRAWN EXCEPT AS SCHEDULED PREMIUMS OR UNSCHEDULED PAYMENTS, WHICH INCUR THE CHARGES DESCRIBED UNDER "DEDUCTIONS FROM PREMIUMS AND UNSCHEDULED PAYMENTS", AND WHICH YOU CAN PAY ONLY DURING THE PREMIUM PAYING PERIOD UNDER THE POLICY.

  A partial withdrawal or partial surrender reduces the Policy's cash value in the sub-accounts in proportion to the amount of cash value in each, unless you request otherwise. We determine the amount of net cash value paid on partial surrender or partial withdrawal as of the date when we receive a request. You can contact your registered representative or the Home Office for information on withdrawal and partial surrender procedures.

  A reduction in the death benefit as a result of a partial withdrawal or partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender or partial withdrawal, you should consult your tax advisor regarding the tax consequences. (See "Tax Considerations".)

Reduction in Face Amount

  In most states the Policies allow you to reduce the face amount of your Policy without receiving a distribution of any of the Policy's cash value. This feature differs from a partial surrender, which reduces the Policy's net cash value.

  If you decrease the face amount of your Policy, we also decrease the scheduled premiums and tabular cash value. We deduct any Surrender Charge that applies from the Policy's actual cash value when you reduce its face amount. A face amount reduction usually decreases the Policy's death benefit. However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value. We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

  A face amount reduction will take effect as of the date when we receive a request. You can contact your registered representative or the Home Office for information on face reduction procedures.

  A reduction in the face amount of a Policy that causes a death benefit reduction may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

Acceleration of Death Benefit Rider

  We may offer in the future a rider benefit that will allow you to receive an accelerated payment of your Policy's death benefit. This benefit will be available where certain special needs exist, as described briefly below. Your right to exercise the rider will be subject to certain conditions.

  WE WILL MAKE THE ACCELERATED BENEFITS RIDER AVAILABLE TO YOU ONLY IF: (1) YOUR STATE INSURANCE DEPARTMENT HAS APPROVED THE RIDER, AND (2) WE BELIEVE THAT THE RIDER WILL MEET THE DEFINITION OF AN ACCELERATED DEATH BENEFIT FOR FEDERAL INCOME TAX PURPOSES AND (3) WE BELIEVE THAT THE RIDER WILL NOT JEOPARDIZE THE QUALIFICATION OF THE POLICY AS LIFE INSURANCE UNDER FEDERAL INCOME TAX LAW.

  We expect that payment of the rider benefit will be available if the insured is diagnosed as terminally ill, as defined in the rider. The benefit may be subject to discounting and charges. Payment will be subject to evidence satisfactory to us.

  See "Tax Considerations", below, for a discussion of the tax consequences associated with the accelerated benefits rider.

Investment Options

  You can allocate your Policy's scheduled premiums and unscheduled payments among the sub-accounts of the Variable Account in any combination. The Policy provides that you must allocate a minimum of 10% of the premium or payment to each sub-account selected in whole percentages; currently, we will permit you to allocate any whole percentage to a sub-account. You can allocate your Policy's cash value among no more than ten accounts (including the Fixed Account) at any one time.

  You make the initial allocation when you apply for a Policy. You may change the allocation of future premiums and payments at any time thereafter. The change will be effective for scheduled premiums due and unscheduled payments applied after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Home Office.")

  See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

Transfer Option

  After the Right to Return the Policy period, you may transfer your Policy's cash value between sub-accounts. We reserve the right to limit sub-account transfers to four per Policy year. We currently allow 12 sub-account transfers per Policy year. We treat all sub-account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account". You may distribute your Policy's cash value among no more than ten accounts (including the Fixed Account) at any one time.

  We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisors or registered representatives acting under power(s) of attorney from one or more Policy owners.

  You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

Substitution of Insured Person

  Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions and may result in a cost or credit to you. If the Policy's tabular cash value increases because of substituting the insured, you may be required to make an unscheduled payment, even if the Policy is beyond the Premium Paying Period. Your registered representative can provide current information on the availability of the rider. A substitution of the insured person is a taxable exchange. You should consult your tax advisor before substituting the insured person under your Policy.

Payment of Proceeds

  We ordinarily pay any net cash value, loan value or death benefit proceeds from the sub-accounts within seven days after we receive a request, or satisfactory proof of death of the insured. (See "Receipt of Communications and Payments at NELICO's Home Office".) However, we may delay payment (except when a loan is made to pay a premium to NELICO) or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or sub-account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

  We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

  The beneficiary can elect our Access Plus program for payment of death proceeds at any time before we pay them. We establish an Access Plus account at State Street Bank & Trust Company at the time for payment. The Access Plus account gives convenient access to proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street.

  Normally we promptly make payments of net cash value, or of any loan value available, under a fixed-benefit lapse option or from cash value in the Fixed Account. However, we may delay such payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

Exchange of Policy During First 24 Months

  During the first 24 months after the Policy's issue date, you can exchange it for a fixed-benefit life insurance policy, provided that (1) you repay any policy loans and (2) the Policy has not lapsed. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount, policy date, issue age and risk classification for the insured as the variable life Policy had. For Policies issued in New York, you have the option of exchanging for a new, fixed-benefit policy with a face amount equal to the current death benefit of the exchanged Variable Life Policy. We will attach any riders to the original Policy to the new policy if they are available.

  Contact us or your registered representative for more specific information about the exchange. The exchange may result in a cost to you.

  For a Policy issued to some group or sponsored arrangements, you may (if approved in your state) have the additional option of exchanging at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. Contact us or your registered representative for more information about this feature.

Payment Options

  We pay the Policy's death benefit and net cash value in one sum, unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection before the death of the insured. You can contact your registered representative or the Home

Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

  The following payment options are available:

  (i) Income for a Specified Number of Years. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest for any year is added to the monthly payments for that year.

  (ii) Life Income. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) Life Income with Refund. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

  (iv) Interest. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

  (v) Specified Amount of Income. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

  (vi) Life Income for Two Lives. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

  You need our consent to use an option if the installment payments would be less than $20.

Additional Benefits by Rider

  You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional premium. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

  There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a level term insurance rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the age, sex and risk classification of the insured.

  Reductions in or elimination of term rider coverage do not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Your registered representative can provide you more information on the uses of term rider coverage.

  The following riders are available:

    Level Term Insurance, which provides term insurance;

    Accidental Death Benefit, which provides additional insurance if death results from accidental bodily injury;

    Option to Purchase Additional Life Insurance, which provides the right to purchase additional insurance on the life of the insured at certain times, without proof of insurability;

    Guaranteed Income Benefit Rider, which provides a monthly income payment (subject to a $1,000 maximum) directly to the Policy Owner in the event of the total disability of the insured. The Policy Owner must also purchase the Waiver of Scheduled Premiums--Disability of Insured Rider in order to purchase this rider. (Availability of the rider is subject to state insurance department approval);

    Waiver of Scheduled Premiums-Disability of Insured, which provides for waiver of scheduled premiums for the total disability of the insured;

    Waiver of Scheduled Premiums-Disability of Applicant, which provides for waiver of scheduled premiums for the total disability of the applicant;

    Waiver of Scheduled Premiums-Death of Applicant, which provides for waiver of scheduled premiums for a limited period upon the death of the applicant;

    Waiver of Scheduled Premiums-Death or Disability of Applicant, which provides for waiver of scheduled premiums for a limited period upon the death or disability of the applicant;

    Temporary Term Insurance, which provides for term insurance from the date of issue to the Policy Date;

    Children's Insurance, which provides for insurance on the life of the insured's children for a defined period.

  Certain riders are available only for sex based Policies. Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

Policy Owner and Beneficiary

  The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except his right to payment of benefits) as such terminate when the insured dies.

  The beneficiary is also named in the application. You may change the beneficiary of the Policy at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay the proceeds to the Policy Owner.

  A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Home Office for the procedure to follow.

  You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

  We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

  Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the

Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

Investments of the Variable Account

  The Variable Account currently has 18 sub-accounts, each of which invests in a series of an Eligible Fund. The sub-accounts of the Variable Account are:

  --The Zenith Money Market Sub-Account, which invests in the Back Bay
    Advisors Money Market Series of the Zenith Fund

  --The Zenith Bond Income Sub-Account, which invests in the Back Bay Advisors
    Bond Income Series of the Zenith Fund

  --The Zenith Capital Growth Sub-Account, which invests in the Capital Growth
    Series of the Zenith Fund

  --The Zenith Stock Index Sub-Account, which invests in the Westpeak Stock
    Index Series of the Zenith Fund

  --The Zenith Managed Sub-Account, which invests in the Back Bay Advisors
    Managed Series of the Zenith Fund

  --The Zenith Growth and Income Sub-Account, which invests in the Westpeak
    Growth and Income Series of the Zenith Fund

  --The Zenith Small Cap Sub-Account, which invests in the Loomis Sayles Small
    Cap Series of the Zenith Fund

  --The Zenith Equity Growth Sub-Account, which invests in the Alger Equity
    Growth Series of the Zenith Fund

  --The Zenith Balanced Sub-Account, which invests in the Loomis Sayles
    Balanced Series of the Zenith Fund

  --The Zenith Venture Value Sub-Account, which invests in the Davis Venture
    Value Series of the Zenith Fund

  --The Zenith Midcap Value Sub-Account, which invests in the Goldman Sachs
    Midcap Value Series (formerly the Loomis Sayles Avanti Growth Series) of the Zenith Fund

  --The Zenith International Magnum Equity Sub-Account, which invests in the
    Morgan Stanley International Magnum Equity Series of the Zenith Fund

  --The Zenith Investors Sub-Account, which invests in the MFS Investors
    Series of the Zenith Fund*

  --The Zenith Research Managers Sub-Account, which invests in the MFS
    Research Managers Series of the Zenith Fund*

  --The Equity-Income Sub-Account, which invests in the VIP Equity-Income
    Portfolio

  --The Overseas Sub-Account, which invests in the VIP Overseas Portfolio

  --The High Income Sub-Account, which invests in the VIP High Income
    Portfolio

  --The Asset Manager Sub-Account, which invests in the VIP II Asset Manager
    Portfolio
--------

* Availability is subject to any necessary state insurance department approvals.

  The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund is an investment vehicle for separate investment accounts of NELICO and of other life insurance companies.

  VIP and VIP II are open-end, diversified management investment companies (mutual funds) that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

  The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

Investment Objectives

  The investment objectives of the Eligible Funds are described briefly below. These objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks, is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

  The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

  The Zenith Back Bay Advisors Money Market Series' investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

  The Zenith Back Bay Advisors Bond Income Series' investment objective is a high level of current income consistent with protection of capital.

  The Zenith Capital Growth Series' investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

  The Zenith Westpeak Stock Index Series' investment objective is investment results that correspond to the composite price and yield performance of United States publicly traded common stocks.

  The Zenith Back Bay Advisors Managed Series' investment objective is a favorable total return through investment in a diversified portfolio.

  The Zenith Westpeak Growth and Income Series' investment objective is long-term total return through investment in equity securities.

  The Zenith Goldman Sachs Midcap Value Series' investment objective is long-term capital appreciation.

  The Zenith Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stocks or their equivalents.

  The Zenith Loomis Sayles Balanced Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

  The Zenith Morgan Stanley International Magnum Equity Series' investment objective is long-term capital appreciation through investment primarily in international equity securities. In addition to the risks associated with equity securities generally, foreign securities present additional risks.

  The Zenith Davis Venture Value Series investment objective is growth of capital.

  The Zenith Alger Equity Growth Series' investment objective is long-term capital appreciation.

  The Zenith MFS Investors Series' investment objective is reasonable current income and long-term growth of capital and income.

  The Zenith MFS Research Managers Series' investment objective is long-term growth of capital.

  The VIP Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

  The VIP Overseas Portfolio seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

  The VIP High Income Portfolio seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

  The VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

Investment Management

  The chart below shows the adviser and sub-adviser for each series of the Zenith Fund. New England Investment Management, which is an indirect, wholly-owned subsidiary of NELICO, CGM and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        Series                              Adviser                             Sub-Adviser
        ------                              -------                             -----------
Capital Growth              Capital Growth Management
                            Limited Partnership ("CGM")*
Back Bay Advisors Money
 Market                     New England Investment Management, Inc. Back Bay Advisors, L.P.*
Back Bay Advisors Bond
 Income                     New England Investment Management, Inc. Back Bay Advisors, L.P.*
Back Bay Advisors Man-
 aged                       New England Investment Management, Inc. Back Bay Advisors, L.P.*
Westpeak Stock Index        New England Investment Management, Inc. Westpeak Investment Advisors, L.P.*
Westpeak Growth and Income  New England Investment Management, Inc. Westpeak Investment Advisors, L.P.*
Loomis Sayles Small Cap     New England Investment Management, Inc. Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced      New England Investment Management, Inc. Loomis, Sayles & Company, L.P.*
Morgan Stanley Interna-     New England Investment Management, Inc. Morgan Stanley Dean Witter
 tional Magnum Equity                                                Investment Management Inc.
Goldman Sachs Midcap
 Value                      New England Investment Management, Inc. Goldman Sachs Asset Management
Davis Venture Value         New England Investment Management, Inc. Davis Selected Advisers, L.P.**
Alger Equity Growth         New England Investment Management, Inc. Fred Alger Management, Inc.
MFS Investors               New England Investment Management, Inc. Massachusetts Financial
                                                                     Services Company
MFS Research Managers       New England Investment Management, Inc. Massachusetts Financial
                                                                     Services Company

--------
 * An affiliate of NELICO
** Davis Selected may also delegate any of its responsibilities to Davis
   Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Goldman Sachs Midcap Value Series and Loomis Sayles Small Cap Series, New England Investment Management (formerly TNE Advisers, Inc.) became the adviser on May 1, 1995. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Dean Witter Investment Management (formerly Morgan Stanley Asset Management) became the sub-adviser. The Goldman Sachs Midcap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  FMR is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income, and VIP II Asset Manager Portfolios and Fidelity Management & Research Company, see the prospectuses for VIP and VIP II attached at the end of this prospectus and their Statements of Additional Information.

                               THE FIXED ACCOUNT

  THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

  You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

General Description

  Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4.5%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

  We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums or net unscheduled payments allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

Values and Benefits

  Cash value in the Fixed Account increases from net premiums and net unscheduled payments allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders or partial withdrawals made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

  Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

Policy Transactions

  We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4.5%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

  Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial withdrawals as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

  TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST NO MORE THAN 30 DAYS BEFORE THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR HOME OFFICE. YOU MAY ALSO REQUEST A TRANSFER FROM THE FIXED ACCOUNT WITHIN 30 DAYS AFTER A POLICY ANNIVERSARY IF YOU HAVE NOT REQUESTED ONE IN THE 30 DAY PERIOD BEFORE THE ANNIVERSARY.

  THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. The total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account may not exceed four in one Policy year without our consent. We currently allow 12 transfers per Policy year. We do not count transfers out of the Fixed Account against this limit.

  Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4.5% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

  Unless you request otherwise, we take partial surrenders and partial withdrawals only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the transaction, we take the balance from the Fixed Account.

  We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                        NELICO'S DISTRIBUTION AGREEMENT

  We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

  New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  We pay the following commissions and/or service fees to the selling agent: a maximum of 25% of the scheduled premium paid in the first Policy year; 5% of scheduled premiums in Policy years two through ten; and 2% of scheduled premiums paid thereafter. Agents receive a commission of 3% of each unscheduled payment. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Agents with fewer than four years of service may be compensated differently. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, the commission paid to the broker-dealer on behalf of the registered representative will not exceed those described above. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

  Generally, we can challenge the validity of your Policy or a rider to your Policy during the insured's lifetime for two years from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from payment of an underwritten unscheduled payment for two years during the insured's lifetime from receipt of the unscheduled payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time with respect to misrepresentations in the application.

Misstatement of Age or Sex

  If the application misstates insured's age or sex, the Policy's cash value and death benefit are what the premiums paid and unscheduled payments made would purchase, based on the insured's correct age and, if the Policy is sex-based, correct sex.

Suicide

  If the insured commits suicide within two years from the Policy's date of issue (or less if required by state law), the death benefit is limited to the scheduled premiums paid and unscheduled payments made, reduced by any outstanding Policy loan plus interest and by any partial withdrawals or partial surrenders made (or any greater amount required by state law).

                            TAX CONSIDERATIONS

Introduction

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added and it is not clear whether such Policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

  In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

  In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

  In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

  Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

  Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

  If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years.

  To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments. This may be the case when the insured reaches very high ages, even if you have not made any unscheduled payments for the Policy. The point at which you may have to limit your scheduled premium payments will depend on the issue age, sex and underwriting class of the insured, investment experience and the amount of any unscheduled payments you have made. You may be able to limit payment of scheduled premiums by using the Special Premium Option, when it is available, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options".) A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

  Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

    (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

    (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

    (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

  Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

  Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

  Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

  Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

  Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

  Multiple Policies. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

  Accelerated Benefits Rider. If such a rider is made available, we believe that payments received under the accelerated benefit rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

  Other Policy Owner Tax Matters. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

  If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

  Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

  Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

  We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

  Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO's Income Taxes

  Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from scheduled premiums and unscheduled payments. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

  Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              Directors of NELICO

       Name and Principal                 Principal Business Experience
        Business Address                   During The Past Five Years
       ------------------                 -----------------------------
 James M. Benson                 Chairman, President and Chief Executive
                                  Officer of NELICO since 1998; formerly,
                                  Director, President and Chief Operating
                                  Officer 1997-1998 of NELICO; President and
                                  Chief Executive Officer 1996-1997 of
                                  Equitable Life Assurance Society; President
                                  and Chief Operating Officer 1996-1997 of
                                  Equitable Companies, Inc.; President and
                                  Chief Operating Officer 1994-1996 of
                                  Equitable Life Assurance Society.
 Robert H. Benmosche             Director of NELICO since 1998 and Chairman,
  Metropolitan Life Insurance     President and Chief Executive Officer of
  Company                         Metropolitan Life Insurance Company since
  One Madison Avenue              1998; formerly, Director, President and Chief
  New York, NY 10010              Operating Officer 1997-1998; Executive Vice
                                  President 1995-1997 of Metropolitan Life;
                                  Executive Vice President 1989-1995 of Paine
                                  Webber.
 Susan C. Crampton               Director of NELICO since 1996 and serves as
  6 Tarbox Road                   Principal of The Vermont Partnership, a
  Jericho, VT 05465               business consulting firm located in Jericho,
                                  Vermont since 1989; formerly, Director 1989-
                                  1996 of New England Mutual.
 Edward A. Fox                   Director of NELICO since 1996 and Chairman of
  RR Box 67-15                    the Board of SLM Holdings since 1997;
  Harborside, ME 04642            formerly, Director 1994-1996 of New England
                                  Mutual.
 George J. Goodman               Director of NELICO since 1996 and author,
  Adam Smith's Money World        television journalist, and editor.
  50th Floor, Craig
  Drill Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153
 Dr. Evelyn E. Handler           Director of NELICO since 1996 and President of
  Ten Sterling Place              Merrimack Higher Education Associates, Inc.
  Bow, NH 03304                   since 1998; formerly, Director 1987-1996 of
                                  New England Mutual and Executive Director and
                                  Chief Executive Officer 1994-1997 of the
                                  California Academy of Sciences.
 Philip K. Howard, Esq.          Director of NELICO since 1996 and Partner of
  Howard, Smith & Levin LLP       the law firm of Howard, Smith & Levin LLP in
  1330 Avenue of the Americas     New York City.
  New York, NY 10019

     Name and Principal                 Principal Business Experience
      Business Address                   During The Past Five Years
     ------------------                 -----------------------------
 Bernard A. Leventhal        Director of NELICO since 1996; formerly, Vice
  Burlington Industries       Chairman of the Board of Directors 1995-1998 of
  1345 Avenue of the          Burlington Industries, Inc.; Director and
  Americas                    Executive Vice President 1993-1995 of Burlington
  New York, NY 10105          Menswear Division.
 Thomas J. May               Director of NELICO since 1996 and Chairman,
  Boston Edison Company       President and Chief Executive Officer of Boston
  800 Boylston Street         Edison Company since 1994; formerly, Director
  Boston, MA 02199            1994-1996 of New England Mutual.
 Stewart G. Nagler           Director of NELICO since 1996 and Vice Chairman
  Metropolitan Life           and Chief Financial Officer of Metropolitan Life
  One Madison Avenue          since 1998; formerly, Senior Executive Vice
  New York, NY 10010          President and Chief Financial Officer 1986-1998
                              of Metropolitan Life Insurance Company.
 Catherine A. Rein           Director of NELICO since 1998 and President and
  Metropolitan Auto & Home    Chief Executive Officer of Metropolitan Auto &
  Insurance Company           Home Insurance Company since 1999; formerly,
  700 Quaker Lane             Senior Executive Vice President 1998-1999 and
  Warwick, RI 02887           Executive Vice President 1989-1998 of
                              Metropolitan Life Insurance Company.
 Rand N. Stowell             Director of NELICO since 1996 and President of
  P.O. Box 60                 United Timber Corp. of Dixfield, Maine; formerly,
  Weld, ME 04285              Director 1990-1996 of New England Mutual.
 Alexander B. Trowbridge     Director of NELICO since 1996 and President of
  Trowbridge Partners Inc.    Trowbridge Partners, Inc. in Washington, DC;
  1317 F Street, NW,          formerly, Director 1983-1996 of New England
  Suite 500                   Mutual.
  Washington, D.C. 20004

                          Executive Officers of NELICO
                              Other than Directors

                                        Principal Business Experience
    Name                                 During The Past Five Years
    ----                                -----------------------------
 James M. Benson             See Directors above.
 David W. Allen              Senior Vice President of NELICO since 1996;
                              formerly, Senior Vice President 1994-1996 and
                              Vice President 1990-1994 of New England Mutual.
 A. Frank Beaz               Executive Vice President of NELICO since 1999;
                              formerly, Senior Vice President 1998-1999 of
                              NELICO; Chief Administrative Officer and Senior
                              Vice President 1997-1998 of Equitable
                              Distributors and Senior Vice President 1994-1997
                              of The Equitable Life Insurance Companies.
 Mary Ann Brown              President, New England Products and Services (a
                              business unit of NELICO) since 1998; formerly,
                              Director, Worldwide Life Insurance 1997-1998 of
                              Swiss Reinsurance New Markets; President & Chief
                              Executive Officer 1996-1998 of Atlantic
                              International Reinsurance Company; Executive Vice
                              President 1996-1997 of Swiss Re Atrium and Swiss
                              Re Services and Principal 1987-1996 of
                              Tillinghast/Towers Perrin.
 Anthony J. Candito          President, NEF Information Services (a business
                              unit of NELICO) and Chief Information Officer
                              since 1998; formerly, Senior Vice President 1996-
                              1998 of NELICO; Senior Vice President 1995-1996
                              and Vice President 1994-1995 of New England
                              Mutual.

                                      Principal Business Experience
    Name                               During The Past Five Years
    ----                              -----------------------------
 Thom A. Faria           President, Career Agency System (a business unit of
                          NELICO) since 1996; formerly, Executive Vice
                          President in 1996, Senior Vice President 1993-1996 of
                          New England Mutual.
 Anne M. Goggin          Senior Vice President and Associate General Counsel of
                          NELICO since 1997; formerly, Vice President and
                          Counsel of NELICO in 1996, Vice President and Counsel
                          1994-1996 of New England Mutual.
 Daniel D. Jordan        Second Vice President, Counsel, Secretary and Clerk
                          since 1996; formerly, Counsel and Assistant Secretary
                          1990-1996 of New England Mutual.
 Stephan M. Largent      Senior Vice President of NELICO since 1998; formerly,
                          President 1995-1998 of First Variable Life Insurance
                          Company; President 1993-1995 of ING Equities, Inc.
                          and Vice President 1993-1995 of Security Life of
                          Denver.
 Alan C. Leland, Jr.     Senior Vice President of NELICO since 1996; formerly,
                          Vice President 1984-1996 of New England Mutual.
 Bruce C. Long           President, New England Annuities (a business unit of
                          NELICO) since 1996; formerly, President 1994-1996 of
                          New England Annuities (a business unit of New England
                          Mutual).
 George J. Maloof        Senior Vice President of NELICO since 1996; formerly,
                          Vice President 1991-1996 of New England Mutual.
 Thomas W. McConnell     Senior Vice President of NELICO since 1996 and
                          Director, Chief Executive Officer and President of
                          New England Securities Corporation since 1993.
 Thomas W. Moore         Senior Vice President of NELICO since 1996; formerly,
                          Vice President 1990-1996 of New England Mutual.
 Richard A. Robinson     Second Vice President and chief accounting officer of
                          NELICO since 1998; formerly, Second Vice President
                          1997-1998 of NELICO; Manager of Life Insurance
                          Accounting 1994-1997 of Liberty Life Assurance
                          Company.
 David Y. Rogers         Executive Vice President and Chief Financial Officer
                          of NELICO since 1999; formerly, Partner, Actuarial
                          Consulting 1992-1999 of Price Waterhouse Coopers LLP.
 John G. Small, Jr.      President, New England Services (a business unit of
                          NELICO) since 1997; formerly, Senior Vice President
                          1996-1997 of NELICO and Senior Vice President 1990-
                          1996 of New England Mutual.
 H. James Wilson         Executive Vice President and General Counsel of NELICO
                          since 1996; formerly, Executive Vice President and
                          General Counsel 1993-1996 of New England Mutual.
 John W. Wright          President, New England Employee Benefits Group (a
                          business unit of NELICO) since 1996; formerly,
                          President 1993-1996 of New England Employee Benefits
                          Group (a business unit of New England Mutual).
 Frederick K. Zimmermann Executive Vice President and Chief Investment Officer
                          of NELICO since 1996; formerly, Executive Vice
                          President and Chief Investment Officer 1993-1996 of
                          New England Mutual.

  The principal business address for each of the directors and officers is the same as NELICO's except where indicated otherwise.

  Like all financial services providers, we utilize systems that may be affected by Year 2000 transition issues and we rely on a number of third parties, including banks and investment managers, that also may be affected. We and our affiliates have developed, and are in the process of implementing, a Year 2000 transition plan. We are also confirming that service providers are also so engaged. The resources being devoted to this effort are substantial. We cannot predict whether the resources being devoted, or the outcome of these efforts, will have any negative impact on us. If we or our service providers or the Eligible Funds are not successful in the Year 2000 transition, computer systems could fail or erroneous results or delays could occur when processing information after December 31, 1999. However, as of the date of this prospectus, we do not anticipate that you will experience negative effects on your investment, or on Policy services provided, as a result of Year 2000 transition implementation. Currently we have converted our systems to be Year 2000 compliant. We are conducting systems testing and compliance verification which we expect to complete in mid-1999. Service providers may not have anticipated every step necessary to avoid any adverse effect on the Variable Account attributable to Year 2000 transition.

                              VOTING RIGHTS

  We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

  Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

  We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

  The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

  We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                        RIGHTS RESERVED BY NELICO

  We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to invest sub-account assets as a substitute for Eligible Fund shares, to close a sub-account, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account sub-accounts, call 1-800-333-2501.

  For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

  You may also call our Client TeleService Center at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other Policy changes, please contact your registered representative.


                                 REPORTS

  We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions when they occur.

  You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                          ADVERTISING PRACTICES

  Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

  Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings on performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

  Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

  We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

  Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                              LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


  Actuarial matters included in this prospectus have been examined by Rodney
J. Chandler, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                       ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS

  The tables in Appendix A illustrate the way the Policies work. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e. investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables show annual scheduled premiums of $4,000 for males aged 40 and 50. The males aged 40 and 50 are assumed to be in the nonsmoker standard risk classification. Illustrations show Option 1 and Option 2 death benefits. (Substandard risk Policies and automatic issue Policies have the same basic scheduled premiums and cost of insurance rates as standard risk Policies but require an additional premium.)

  The illustrated death benefits, net cash values and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if scheduled premiums were paid at other than annual intervals, or if unscheduled payments were made. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if a Policy loan were made during the period of time illustrated, if the insured were female or in the smoker standard risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, cash values available for the special premium option or automatic premium loan feature, or for withdrawal, may not be adequate for the purposes or periods illustrated even if the average rate of return is achieved. Thus, additional premiums or unscheduled payments beyond those illustrated may be necessary to achieve the results shown on particular illustrations.

  The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from annual premiums for the annual administrative charge, sales charge and state and federal premium tax charge; and (ii) a monthly deduction (consisting of an administrative charge and a minimum death benefit guarantee charge) and a charge for the cost of insurance from the cash value on the first day of each Policy month. The net cash values reflect a surrender charge deducted from the cash value on surrender, face reduction or lapse during the first 15 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .60% (on a current basis) and .90% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .76% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between New England Investment Management and the Zenith Fund, that New England Investment Management could terminate at any time.

  Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.35%, 4.57% and 10.49%, respectively, based on the current charge for mortality and expense risks, and -1.65%, 4.25% and 10.16%, respectively, based on the guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)

  The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

  If you request, we will furnish an illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or scheduled premium requested. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insured.

                               Male Issue Age 40
        $4,000 Annual Premium for Non-Smoker Standard Underwriting Risk
                             $214,986 Face Amount
                         Option 1--Fixed Death Benefit

        This Illustration is based on CURRENT cost of insurance rates.

                                                                                                    Internal Rate of Return
                          DEATH BENEFIT             NET CASH VALUE              CASH VALUE             on Net Cash Value
         Premiums     Assuming Hypothetical      Assuming Hypothetical     Assuming Hypothetical            Assuming
 End    Accumulated        Gross Annual              Gross Annual              Gross Annual            Hypothetical Gross
  of       at 5%        Rate Of Return of          Rate Of Return of         Rate of Return of      Annual Rate of Return of
Policy   Interest   -------------------------- ------------------------- ------------------------- ----------------------------
 Year    Per Year      0%       6%      12%      0%       6%      12%      0%       6%      12%       0%        6%       12%
------  -----------    --       --      ---      --       --      ---      --       --      ---       --        --       ---
   1     $  4,200   $214,986 $214,986 $214,986 $ 1,477 $  1,672 $  1,867 $ 2,985 $  3,179 $  3,375   -63.07%   -58.20%   -53.32%
   2        8,610    214,986  214,986  214,986   4,338    4,914    5,513   5,919    6,495    7,094   -34.48    -28.41    -22.40
   3       13,240    214,986  214,986  214,986   5,986    7,135    8,378   8,805    9,953   11,197   -30.95    -23.83    -16.92
   4       18,102    214,986  214,986  214,986   8,882   10,802   12,963  11,636   13,556   15,717   -22.20    -15.11     -8.24
   5       23,208    214,986  214,986  214,986  11,725   14,621   18,013  14,414   17,310   20,702   -17.30    -10.27     -3.47
   6       28,568    214,986  214,986  214,986  14,508   18,592   23,570  17,133   21,217   26,195   -14.24     -7.25      -.52
   7       34,196    214,986  214,986  214,986  17,216   22,707   29,674  19,777   25,267   32,234   -12.19     -5.24      1.45
   8       40,106    214,986  214,986  214,986  19,845   26,968   36,381  22,341   29,464   38,877   -10.74     -3.82      2.85
   9       46,311    214,986  214,986  214,986  22,394   31,384   43,759  24,826   33,815   46,190    -9.68     -2.76      3.88
  10       52,827    214,986  214,986  214,986  24,858   35,955   51,876  27,225   38,322   54,243    -8.87     -1.95      4.68
  15       90,630    214,986  214,986  266,175  38,291   63,850  108,885  38,291   63,850  108,885    -5.86       .77      7.14
  20      138,877    214,986  214,986  412,109  49,038   97,009  197,857  49,038   97,009  197,857    -4.94      1.80      8.01
  25      200,453    214,986  247,392  605,610  56,596  136,958  336,813  56,596  136,958  336,813    -4.73      2.34      8.41
  30      255,835    214,986  257,879  831,385  40,699  162,634  526,733  40,699  162,634  526,733    -5.27      2.64      8.63
           Internal Rate of Return
              on Death Benefit
 End     Assuming Hypothetical Gross
  of      Annual Rate of Return of
Policy  --------------------------------
 Year      0%         6%         12%
------     --         --         ---
   1     5,274.68%  5,274.68%  5,274.68%
   2       584.82     584.82     584.82
   3       238.78     238.78     238.78
   4       138.18     138.18     138.18
   5        93.22      93.22      93.22
   6        68.44      68.44      68.44
   7        52.99      52.99      52.99
   8        42.54      42.54      42.54
   9        35.06      35.06      35.06
  10        29.47      29.47      29.47
  15        14.80      14.80      17.15
  20         8.70       8.70      13.94
  25         5.47       6.41      12.08
  30         4.10       5.04      10.86

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               Male Issue Age 40
        $4,000 Annual Premium for Non-Smoker Standard Underwriting Risk
                             $214,986 Face Amount
                       Option 2--Variable Death Benefit

        This illustration is based on CURRENT cost of insurance rates.

                                                                                                    Internal Rate of Return
                          DEATH BENEFIT             NET CASH VALUE              CASH VALUE             on Net Cash Value
         Premiums     Assuming Hypothetical      Assuming Hypothetical     Assuming Hypothetical            Assuming
 End    Accumulated        Gross Annual              Gross Annual              Gross Annual            Hypothetical Gross
  of       at 5%        Rate Of Return of          Rate Of Return of         Rate of Return of      Annual Rate of Return of
Policy   Interest   -------------------------- ------------------------- ------------------------- ----------------------------
 Year    Per Year      0%       6%      12%      0%       6%      12%      0%       6%      12%       0%        6%       12%
------  -----------    --       --      ---      --       --      ---      --       --      ---       --        --       ---
   1     $  4,200   $214,986 $215,041 $215,220 $ 1,477 $  1,672 $  1,867 $ 2,985 $  3,179 $  3,374   -63.07%   -58.20%   -53.33%
   2        8,610    214,986  215,121  215,685   4,338    4,913    5,512   5,919    6,495    7,093   -34.48    -28.41    -22.41
   3       13,240    214,986  215,229  216,413   5,986    7,134    8,374   8,805    9,952   11,192   -30.95    -23.84    -16.94
   4       18,102    214,986  215,363  217,436   8,882   10,800   12,953  11,636   13,554   15,707   -22.20    -15.12     -8.27
   5       23,208    214,986  215,525  218,793  11,725   14,618   17,993  14,414   17,307   20,682   -17.30    -10.27     -3.51
   6       28,568    214,986  215,715  220,524  14,508   18,587   23,534  17,133   21,212   26,159   -14.24     -7.26      -.56
   7       34,196    214,986  215,921  222,661  17,216   22,699   29,612  19,777   25,259   32,172   -12.19     -5.25      1.40
   8       40,106    214,986  216,140  225,253  19,845   26,956   36,281  22,341   29,452   38,776   -10.74     -3.83      2.78
   9       46,311    214,986  216,375  228,356  22,394   31,367   43,602  24,826   33,798   46,034    -9.68     -2.77      3.81
  10       52,827    214,986  216,626  232,029  24,858   35,931   51,639  27,225   38,298   54,006    -8.87     -1.96      4.59
  15       90,630    214,986  218,669  263,851  38,291   63,754  107,934  38,291   63,754  107,934    -5.86       .75      7.04
  20      138,877    214,986  224,391  408,963  49,038   96,676  196,346  49,038   96,676  196,346    -4.94      1.77      7.94
  25      200,453    214,986  246,370  601,326  56,596  136,392  334,430  56,596  136,392  334,430    -4.73      2.31      8.37
  30      255,835    214,986  256,813  825,504  40,699  161,962  523,007  40,699  161,962  523,007    -5.27      2.62      8.59
           Internal Rate of Return
              on Death Benefit
 End     Assuming Hypothetical Gross
  of      Annual Rate of Return of
Policy  --------------------------------
 Year      0%         6%         12%
------     --         --         ---
   1     5,274.68%  5,276.04%  5,280.50%
   2       584.82     585.05     586.01
   3       238.78     238.92     239.62
   4       138.18     138.30     138.97
   5        93.22      93.34      94.04
   6        68.44      68.56      69.33
   7        52.99      53.11      53.97
   8        42.54      42.66      43.62
   9        35.06      35.19      36.26
  10        29.47      29.60      30.80
  15        14.80      14.99      17.05
  20         8.70       9.05      13.88
  25         5.47       6.38      12.04
  30         4.10       5.02      10.82

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               Male Issue Age 40
        $4,000 Annual Premium for Non-Smoker Standard Underwriting Risk
                             $214,986 Face Amount
                         Option 1--Fixed Death Benefit

   This illustration is based on GUARANTEED maximum cost of insurance rates.

                                                                                                    Internal Rate of Return
                          DEATH BENEFIT             NET CASH VALUE              CASH VALUE             on Net Cash Value
         Premiums     Assuming Hypothetical      Assuming Hypothetical     Assuming Hypothetical            Assuming
 End    Accumulated        Gross Annual              Gross Annual              Gross Annual            Hypothetical Gross
  of       at 5%        Rate Of Return of          Rate Of Return of         Rate of Return of      Annual Rate of Return of
Policy   Interest   -------------------------- ------------------------- ------------------------- ----------------------------
 Year    Per Year      0%       6%      12%      0%       6%      12%      0%       6%      12%       0%        6%       12%
------  -----------    --       --      ---      --       --      ---      --       --      ---       --        --       ---
   1     $  4,200   $214,986 $214,986 $214,986 $ 1,416 $  1,609 $  1,802 $ 2,924 $  3,116 $  3,309   -64.60%   -59.79%   -54.96%
   2        8,610    214,986  214,986  214,986   4,187    4,753    5,343   5,768    6,334    6,924   -36.12    -30.08    -24.08
   3       13,240    214,986  214,986  214,986   5,718    6,840    8,058   8,536    9,659   10,876   -32.74    -25.58    -18.63
   4       18,102    214,986  214,986  214,986   8,469   10,337   12,444  11,223   13,091   15,198   -23.88    -16.73     -9.81
   5       23,208    214,986  214,986  214,986  11,143   13,947   17,239  13,832   16,636   19,929   -18.90    -11.78     -4.91
   6       28,568    214,986  214,986  214,986  13,731   17,669   22,481  16,356   20,294   25,106   -15.78     -8.69     -1.86
   7       34,196    214,986  214,986  214,986  16,234   21,507   28,215  18,795   24,067   30,776   -13.67     -6.60       .19
   8       40,106    214,986  214,986  214,986  18,650   25,463   34,493  21,146   27,959   36,989   -12.16     -5.10      1.66
   9       46,311    214,986  214,986  214,986  20,978   29,543   41,372  23,409   31,974   43,803   -11.05     -3.98      2.77
  10       52,827    214,986  214,986  214,986  23,211   33,746   48,913  25,578   36,113   51,280   -10.20     -3.12      3.63
  15       90,630    214,986  214,986  247,244  34,807   58,705  101,116  34,807   58,705  101,116    -7.18      -.27      6.28
  20      138,877    214,986  214,986  368,681  40,438   84,471  176,963  40,438   84,471  176,963    -7.07       .52      7.07
  25      200,453    214,986  214,986  520,010  40,694  113,839  289,134  40,694  113,839  289,134    -7.89       .98      7.43
  30      255,835    214,986  214,986  676,978  13,671  126,498  428,799  13,671  126,498  428,799   -12.60      1.29      7.61
           Internal Rate of Return
              on Death Benefit
 End     Assuming Hypothetical Gross
  of      Annual Rate of Return of
Policy  --------------------------------
 Year      0%         6%         12%
------     --         --         ---
   1     5,274.68%  5,274.68%  5,274.68%
   2       584.82     584.82     584.82
   3       238.78     238.78     238.78
   4       138.18     138.18     138.18
   5        93.22      93.22      93.22
   6        68.44      68.44      68.44
   7        52.99      52.99      52.99
   8        42.54      42.54      42.54
   9        35.06      35.06      35.06
  10        29.47      29.47      29.47
  15        14.80      14.80      16.34
  20         8.70       8.70      13.06
  25         5.47       5.47      11.14
  30         4.10       4.10       9.86

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               Male Issue Age 40
        $4,000 Annual Premium for Non-Smoker Standard Underwriting Risk
                             $214,986 Face Amount
                       Option 2--Variable Death Benefit

   This illustration is based on GUARANTEED maximum cost of insurance rates.

                                                                                                    Internal Rate of Return
                          DEATH BENEFIT             NET CASH VALUE              CASH VALUE             on Net Cash Value
         Premiums     Assuming Hypothetical      Assuming Hypothetical     Assuming Hypothetical            Assuming
 End    Accumulated        Gross Annual              Gross Annual              Gross Annual            Hypothetical Gross
  of       at 5%        Rate of Return of          Rate of Return of         Rate of Return of      Annual Rate of Return of
Policy   Interest   -------------------------- ------------------------- ------------------------- ----------------------------
 Year    Per Year      0%       6%      12%      0%       6%      12%      0%       6%      12%       0%        6%       12%
------  -----------    --       --      ---      --       --      ---      --       --      ---       --        --       ---
  1      $  4,200   $214,986 $214,986 $215,156 $ 1,416 $  1,609 $  1,802 $ 2,924 $  3,116 $  3,309   -64.60%   -59.79%   -54.96%
  2         8,610    214,986  214,986  215,518   4,187    4,753    5,341   5,768    6,334    6,923   -36.12    -30.08    -24.09
  3        13,240    214,986  214,986  216,099   5,718    6,840    8,054   8,536    9,659   10,873   -32.74    -25.58    -18.65
  4        18,102    214,986  214,986  216,927   8,469   10,337   12,435  11,223   13,091   15,189   -23.88    -16.73     -9.83
  5        23,208    214,986  214,986  218,033  11,143   13,947   17,222  13,832   16,636   19,911   -18.90    -11.78     -4.94
  6        28,568    214,986  214,986  219,454  13,731   17,669   22,449  16,356   20,294   25,074   -15.78     -8.69     -1.91
  7        34,196    214,986  214,986  221,228  16,234   21,507   28,159  18,795   24,067   30,719   -13.67     -6.60       .14
  8        40,106    214,986  214,986  223,397  18,650   25,463   34,400  21,146   27,959   36,896   -12.16     -5.10      1.61
  9        46,311    214,986  214,986  226,010  20,978   29,543   41,226  23,409   31,974   43,657   -11.05     -3.98      2.70
 10        52,827    214,986  214,986  229,119  23,211   33,746   48,691  25,578   36,113   51,058   -10.20     -3.12      3.55
 15        90,630    214,986  214,986  254,367  34,807   58,705  100,018  34,807   58,705  100,018    -7.18      -.27      6.16
 20       138,877    214,986  214,986  365,186  40,438   84,471  175,285  40,438   84,471  175,285    -7.07       .52      6.99
 25       200,453    214,986  214,986  515,461  40,694  113,839  286,605  40,694  113,839  286,605    -7.89       .98      7.37
 30       255,835    214,986  214,986  671,055  13,671  126,498  425,048  13,671  126,498  425,048   -12.60      1.29      7.56
           Internal Rate of Return
              on Death Benefit
 End     Assuming Hypothetical Gross
  of      Annual Rate of Return of
Policy  --------------------------------
 Year      0%         6%         12%
-------    --         --         ---
  1      5,274.68%  5,274.68%  5,278.91%
  2        584.82     584.82     585.73
  3        238.78     238.78     239.44
  4        138.18     138.18     138.81
  5         93.22      93.22      93.88
  6         68.44      68.44      69.16
  7         52.99      52.99      53.79
  8         42.54      42.54      43.43
  9         35.06      35.06      36.05
 10         29.47      29.47      30.58
 15         14.80      14.80      16.65
 20          8.70       8.70      12.98
 25          5.47       5.47      11.09
 30          4.10       4.10       9.82

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               Male Issue Age 50
        $4,000 Annual Premium for Non-Smoker Standard Underwriting Risk
                             $110,165 Face Amount
                         Option 1--Fixed Death Benefit

        This illustration is based on CURRENT cost of insurance rates.

                                                                                                  Internal Rate of Return
                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE            on Net Cash Value
         Premiums     Assuming Hypothetical     Assuming Hypothetical    Assuming Hypothetical            Assuming
 End    Accumulated        Gross Annual              Gross Annual             Gross Annual           Hypothetical Gross
  of       at 5%        Rate of Return of         Rate of Return of        Rate of Return of      Annual Rate of Return of
Policy   Interest   -------------------------- ------------------------ ------------------------ ----------------------------
 Year    Per Year      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%        6%       12%
------  -----------    --       --      ---      --      --      ---      --      --      ---       --        --       ---
  1      $  4,200   $110,165 $110,165 $110,165 $ 1,789 $ 1,985 $  2,182 $ 3,014 $ 3,210 $  3,406   -55.27%   -50.37%   -45.46%
  2         8,610    110,165  110,165  110,165   4,631   5,211    5,815   5,960   6,540    7,144   -31.35    -25.39    -19.47
  3        13,241    110,165  110,165  110,165   6,237   7,395    8,649   8,835   9,993   11,247   -29.32    -22.33    -15.50
  4        18,103    110,165  110,165  110,165   9,071  11,007   13,188  11,636  13,572   15,753   -21.45    -14.42     -7.58
  5        23,208    110,165  110,165  110,165  11,823  14,744   18,168  14,355  17,276   20,700   -17.04    -10.00     -3.19
  6        28,568    110,165  110,165  110,165  14,491  18,611   23,640  16,991  21,110   26,139   -14.27     -7.23      -.43
  7        34,197    110,165  110,165  110,165  17,073  22,614   29,661  19,539  25,081   32,127   -12.40     -5.34      1.44
  8        40,106    110,165  110,165  110,165  19,567  26,763   36,299  22,000  29,196   38,732   -11.07     -3.99      2.80
  9        46,312    110,165  110,165  110,165  21,973  31,066   43,633  24,373  33,466   46,033   -10.08     -2.96      3.82
 10        52,827    110,165  110,165  112,699  24,285  35,532   51,741  26,652  37,899   54,108    -9.32     -2.17      4.63
 15        90,630    110,165  115,053  193,291  37,485  63,694  107,500  37,485  63,694  107,500    -6.15       .74      6.99
 20       115,670    110,165  120,009  265,525  29,493  75,685  168,226  29,493  75,685  168,226    -5.54      1.78      7.82
           Internal Rate of Return
              on Death Benefit
 End     Assuming Hypothetical Gross
  of      Annual Rate of Return of
Policy  --------------------------------
 Year      0%         6%         12%
-------    --         --         ---
  1      2,654.12%  2,654.12%  2,654.12%
  2        377.17     377.17     377.17
  3        162.27     162.27     162.27
  4         94.81      94.81      94.81
  5         63.55      63.55      63.55
  6         45.97      45.97      45.97
  7         34.88      34.88      34.88
  8         27.34      27.34      27.34
  9         21.92      21.92      21.92
 10         17.87      17.87      18.26
 15          7.28       7.78      13.63
 20          4.63       5.28      11.23

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               Male Issue Age 50
                     $4,000 Annual Premium for Non-Smoker
                          Standard Underwriting Risk
                             $110,165 Face Amount
                       Option 2--Variable Death Benefit

        This illustration is based on CURRENT cost of insurance rates.

                                                                                                  Internal Rate of Return
                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE            on Net Cash Value
         Premiums     Assuming Hypothetical     Assuming Hypothetical    Assuming Hypothetical            Assuming
 End    Accumulated        Gross Annual              Gross Annual             Gross Annual           Hypothetical Gross
  of       at 5%        Rate of Return of         Rate of Return of        Rate of Return of      Annual Rate of Return of
Policy   Interest   -------------------------- ------------------------ ------------------------ ----------------------------
 Year    Per Year      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%        6%       12%
------  -----------    --       --      ---      --      --      ---      --      --      ---       --        --       ---
  1      $  4,200   $110,165 $110,227 $110,406 $ 1,789 $ 1,985 $  2,181 $ 3,014 $ 3,210 $  3,406   -55.27%   -50.37%   -45.47%
  2         8,610    110,165  110,298  110,865   4,631   5,210    5,812   5,960   6,540    7,141   -31.35    -25.40    -19.50
  3        13,241    110,165  110,379  111,569   6,237   7,393    8,639   8,835   9,992   11,238   -29.32    -22.33    -15.55
  4        18,103    110,165  110,469  112,550   9,071  11,003   13,165  11,636  13,569   15,730   -21.45    -14.43     -7.65
  5        23,208    110,165  110,566  113,842  11,823  14,738   18,121  14,355  17,270   20,653   -17.04    -10.01     -3.27
  6        28,568    110,165  110,671  115,485  14,491  18,601   23,553  16,991  21,100   26,052   -14.27     -7.24      -.54
  7        34,197    110,165  110,784  117,522  17,073  22,599   29,509  19,539  25,066   31,975   -12.40     -5.36      1.31
  8        40,106    110,165  110,905  120,002  19,567  26,741   36,048  22,000  29,174   38,481   -11.07     -4.00      2.64
  9        46,312    110,165  111,034  122,978  21,973  31,035   43,233  24,373  33,435   45,633   -10.08     -2.98      3.64
 10        52,827    110,165  111,171  126,512  24,285  35,488   51,132  26,652  37,855   53,499    -9.32     -2.19      4.42
 15        90,630    110,165  114,803  191,388  37,485  63,556  106,441  37,485  63,556  106,441    -6.15       .72      6.88
 20       115,670    110,165  119,748  262,910  29,493  75,520  166,570  29,493  75,520  166,570    -5.54      1.76      7.74
           Internal Rate of Return
              on Death Benefit
 End     Assuming Hypothetical Gross
  of      Annual Rate of Return of
Policy  --------------------------------
 Year      0%         6%         12%
-------    --         --         ---
  1      2,654.12%  2,655.66%  2,660.16%
  2        377.17     377.49     378.83
  3        162.27     162.47     163.57
  4         94.81      94.98      96.10
  5         63.55      63.70      64.93
  6         45.97      46.12      47.50
  7         34.88      35.03      36.59
  8         27.34      27.49      29.25
  9         21.92      22.07      24.06
 10         17.87      18.02      20.26
 15          7.28       7.75      13.52
 20          4.63       5.26      11.16

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               Male Issue Age 50
        $4,000 Annual Premium for Non-Smoker Standard Underwriting Risk
                             $110,165 Face Amount
                         Option 1--Fixed Death Benefit

   This illustration is based on GUARANTEED maximum cost of insurance rates.

                                                                                                  Internal Rate of Return
                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE            on Net Cash Value
         Premiums     Assuming Hypothetical     Assuming Hypothetical    Assuming Hypothetical            Assuming
 End    Accumulated        Gross Annual              Gross Annual             Gross Annual           Hypothetical Gross
  of       at 5%        Rate of Return of         Rate of Return of        Rate of Return of      Annual Rate of Return of
Policy   Interest   -------------------------- ------------------------ ------------------------ ----------------------------
 Year    Per Year      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%        6%       12%
------  -----------    --       --      ---      --      --      ---      --      --      ---       --        --       ---
  1      $  4,200   $110,165 $110,165 $110,165 $ 1,721 $ 1,915 $  2,109 $ 2,946 $ 3,139 $  3,333   -56.97%   -52.13%   -47.28%
  2         8,610    110,165  110,165  110,165   4,482   5,052    5,646   5,812   6,381    6,975   -32.93    -27.00    -21.10
  3        13,241    110,165  110,165  110,165   5,996   7,128    8,357   8,594   9,727   10,956   -30.89    -23.87    -17.03
  4        18,103    110,165  110,165  110,165   8,726  10,613   12,743  11,291  13,178   15,308   -22.83    -15.76     -8.90
  5        23,208    110,165  110,165  110,165  11,365  14,204   17,538  13,897  16,736   20,071   -18.28    -11.20     -4.35
  6        28,568    110,165  110,165  110,165  13,912  17,905   22,789  16,411  20,404   25,288   -15.41     -8.32     -1.48
  7        34,197    110,165  110,165  110,165  16,363  21,720   28,545  18,830  24,186   31,012   -13.47     -6.35       .48
  8        40,106    110,165  110,165  110,165  18,720  25,657   34,870  21,153  28,090   37,304   -12.08     -4.93      1.91
  9        46,312    110,165  110,165  110,165  20,979  29,724   41,834  23,379  32,124   44,234   -11.05     -3.86      2.99
 10        52,827    110,165  110,165  110,165  23,137  33,926   49,515  25,504  36,293   51,882   -10.26     -3.02      3.85
 15        90,630    110,165  110,165  181,498  34,371  59,482  100,916  34,371  59,482  100,916    -7.35      -.11      6.26
 20       115,670    110,165  110,165  236,283  21,201  66,433  149,663  21,201  66,433  149,663    -8.16       .78      6.94
           Internal Rate of Return
              on Death Benefit
 End     Assuming Hypothetical Gross
  of      Annual Rate of Return of
Policy   ---------------------------
 Year      0%         6%         12%
-------    --         --         ---
  1      2,654.12%  2,654.12%  2,654.12%
  2        377.17     377.17     377.17
  3        162.27     162.27     162.27
  4         94.81      94.81      94.81
  5         63.55      63.55      63.55
  6         45.97      45.97      45.97
  7         34.88      34.88      34.88
  8         27.34      27.34      27.34
  9         21.92      21.92      21.92
 10         17.87      17.87      17.87
 15          7.28       7.28      12.93
 20          4.63       4.63      10.36

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               Male Issue Age 50
        $4,000 Annual Premium for Non-Smoker Standard Underwriting Risk
                             $110,165 Face Amount
                       Option 2--Variable Death Benefit

   This illustration is based on GUARANTEED maximum cost of insurance rates.

                                                                                                  Internal Rate of Return
                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE            on Net Cash Value
         Premiums     Assuming Hypothetical     Assuming Hypothetical    Assuming Hypothetical            Assuming
 End    Accumulated        Gross Annual              Gross Annual             Gross Annual           Hypothetical Gross
  of       at 5%        Rate of Return of         Rate of Return of        Rate of Return of      Annual Rate of Return of
Policy   Interest   -------------------------- ------------------------ ------------------------ ----------------------------
 Year    Per Year      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%        6%       12%
------  -----------    --       --      ---      --      --      ---      --      --      ---       --        --       ---
  1      $  4,200   $110,165 $110,165 $110,335 $ 1,721 $ 1,915 $  2,108 $ 2,946 $ 3,139 $  3,333   -56.97%   -52.13%   -47.29%
  2         8,610    110,165  110,165  110,700   4,482   5,052    5,643   5,812   6,381    6,973   -32.93    -27.00    -21.13
  3        13,241    110,165  110,165  111,284   5,996   7,128    8,349   8,594   9,727   10,948   -30.89    -23.87    -17.07
  4        18,103    110,165  110,165  112,117   8,726  10,613   12,724  11,291  13,178   15,289   -22.83    -15.76     -8.96
  5        23,208    110,165  110,165  113,230  11,365  14,204   17,498  13,897  16,736   20,030   -18.28    -11.20     -4.42
  6        28,568    110,165  110,165  114,658  13,912  17,905   22,712  16,411  20,404   25,212   -15.41     -8.32     -1.57
  7        34,197    110,165  110,165  116,441  16,363  21,720   28,411  18,830  24,186   30,877   -13.47     -6.35       .36
  8        40,106    110,165  110,165  118,621  18,720  25,657   34,646  21,153  28,090   37,079   -12.08     -4.93      1.76
  9        46,312    110,165  110,165  121,247  20,979  29,724   41,476  23,379  32,124   43,876   -11.05     -3.86      2.82
 10        52,827    110,165  110,165  124,371  23,137  33,926   48,960  25,504  36,293   51,327   -10.26     -3.02      3.64
 15        90,630    110,165  110,165  179,702  34,371  59,482   99,917  34,371  59,482   99,917    -7.35      -.11      6.14
 20       115,670    110,165  110,165  233,946  21,201  66,433  148,182  21,201  66,433  148,182    -8.16       .78      6.87
           Internal Rate of Return
              on Death Benefit
 End     Assuming Hypothetical Gross
  of      Annual Rate of Return of
Policy  --------------------------------
 Year      0%         6%         12%
------     --         --         ---
  1      2,654.12%  2,654.12%  2,658.37%
  2        377.17     377.17     378.44
  3        162.27     162.27     163.31
  4         94.81      94.81      95.87
  5         63.55      63.55      64.70
  6         45.97      45.97      47.26
  7         34.88      34.88      36.35
  8         27.34      27.34      28.99
  9         21.92      21.92      23.79
 10         17.87      17.87      19.97
 15          7.28       7.28      12.82
 20          4.63       4.63      10.29

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.

  The Policies became available November, 1993. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Goldman Sachs Midcap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available under the Policies on December 19, 1994. The remaining Zenith Fund Series shown in this Appendix commenced operations on October 31, 1994 and were made available under the Policies on May 1, 1995. The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively. They were first made available as investment options under the Policies on April 30, 1993. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options on December 19, 1994.

  We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (and reflect actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at an annual rate of
 .60%. The illustrations assume that annual scheduled premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

  Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from premiums and monthly deductions from the cash value. (See "Charges and Expenses".)

Net Rates of Return

  The annual net rate of return is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, we calculate the rate by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                     Sub-Account Investing in Zenith Fund

                                                                             Annual Net Rate of Return
                  -----------------------------------------------------------------------------------------------------------
                                                                                    For One Year Ending
                  8/26/83- --------------------------------------------------------------------------------------------------
Sub-Account       12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------       -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth*.   8.64%     -.96%   67.09%   94.04%   51.79%   -9.34%   29.98%   -4.06%   53.06%   -6.61%   14.28%   -7.62%
Bond Income.....   2.83%    11.93    18.05    14.15     1.65     7.72    11.63     7.44    17.25     7.53    11.94    -3.94
Money Market....   3.08%     9.96     7.61     6.16     5.89     6.87     8.60     7.54     5.58     3.18     2.36     3.35
                                                      8/26/83-  8/26/83-
                                                      12/31/98  12/31/98
                                                        Total   Effective
Sub-Account       12/31/95 12/31/96 12/31/97 12/31/98  Return    Annual
-----------       -------- -------- -------- -------- --------- ---------
Capital Growth*.   37.21%   20.34%   22.74%   33.29%  2,340.67%  23.14%
Bond Income.....   20.47     3.98    10.23     8.39     313.89    9.70
Money Market....    5.07     4.50     4.71     4.63     137.26    5.79
                                                                                               Annual Net Rate of Return
                                                      -----------------------------------------------------------------------
                                                                                                      For One Year Ending
                                                      5/1/87-  --------------------------------------------------------------
Sub-Account                                           12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                           -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.........................................  -12.55%   15.65%   29.37%   -4.72%   29.65%    6.65%    9.07%    0.51%
Managed.............................................   -1.06     8.83    18.37     2.59    19.45     6.06     9.99    -1.70
                                                       5/1/87-   5/1/87-
                                                      12/31/98  12/31/98
                                                        Total   Effective
Sub-Account       12/31/95 12/31/96 12/31/97 12/31/98  Return    Annual
-----------       -------- -------- -------- -------- --------- ---------
Stock Index.....   36.10%   21.73%   31.70%   27.17%    424.37%  15.26%
Managed.........   30.48    14.34    25.81    18.94     299.84   12.61

                                       Annual Net Rate of Return
                         -----------------------------------------------------
                                                                               4/30/93- 4/30/93-
                                              For One Year Ending              12/31/98 12/31/98
                         4/30/93- --------------------------------------------  Total   Effective
Sub-Account              12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98  Return   Annual
-----------              -------- -------- -------- -------- -------- -------- -------- ---------
Growth and Income.......  13.78%   -1.80%   35.65%   17.38%   32.67%   23.71%  192.02%   20.80%
Midcap Value**..........  14.28     -.87    29.57    16.90    16.62    -6.03    88.06    11.78

                                    Annual Net Rate of Return
                          ---------------------------------------------
                                                                         5/2/94-   5/2/94-
                                            For One Year Ending         12/31/98  12/31/98
                           5/2/94-  -----------------------------------   Total   Effective
Sub-Account               12/31/94  12/31/95 12/31/96 12/31/97 12/31/98  Return    Annual
-----------               --------- -------- -------- -------- -------- --------- ---------
Small Cap...............   -3.61%    28.08%   29.90%   24.11%   -2.28%    94.47%   15.32%

                                    Annual Net Rate of Return
                          ---------------------------------------------
                                                                        10/31/94- 10/31/94-
                                            For One Year Ending         12/31/98  12/31/98
                          10/31/94- -----------------------------------   Total   Effective
Sub-Account               12/31/94  12/31/95 12/31/96 12/31/97 12/31/98  Return    Annual
-----------               --------- -------- -------- -------- -------- --------- ---------
Equity Growth...........   -4.29%    47.81%   12.49%   24.88%   46.90%   191.92%   29.32%
Balanced................    -.20     24.05    16.21    15.48     8.46     80.20    15.18
Venture Value...........   -3.60     38.45    25.08    32.70    13.73    151.97    24.83
International Magnum Eq-
 uity***................    2.50      5.60     6.03    -1.89     6.63     20.07     4.49

---------
  * Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

 ** The Goldman Sachs Midcap Value Series' sub-adviser was Loomis Sayles until
    May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

*** The Morgan Stanley International Magnum Equity Series' sub-adviser was
    Draycott Partners until May 1, 1997, when Morgan Stanley Dean Witter Investment Management became the sub-adviser.

                      Sub-Accounts Investing in VIP

                                                                       Annual Net Rate of Return
                          --------------------------------------------------------------------------------------------------
                                                                               For One Year Ending
                          10/9/86- -----------------------------------------------------------------------------------------
Sub-Account               12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------               -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity-Income............    .06%   -3.08%   21.98%   16.64%  -15.80%   31.07%   16.39%   17.59%    6.43%   34.29%   13.59%
                                   10/9/86- 10/9/86-
                                   12/31/98 12/31/98
                                    Total   Effective
Sub-Account      12/31/97 12/31/98  Return   Annual
-----------      -------- -------- -------- ---------
Equity-Income...  27.34%   10.96%   382.38%   13.73%
                                                                            Annual Net Rate of Return
                                   -----------------------------------------------------------------------------------------
                                                                                   For One Year Ending
                                   1/28/87- --------------------------------------------------------------------------------
Sub-Account                        12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------                        -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Overseas..........................  -5.90%    7.48%   25.53%   -2.26%    7.79%  -11.12%   36.53%    1.12%    9.02%   12.53%
                                   1/28/87- 1/28/87-
                                   12/31/98 12/31/98
                                    Total   Effective
Sub-Account      12/31/97 12/31/98  Return   Annual
-----------      -------- -------- -------- ---------
Overseas........   10.89%   12.08%  148.86%    7.95%

                                                                   Annual Net Rate of Return
                 -----------------------------------------------------------------------------------------------------------
                                                                          For One Year Ending
                 9/19/85- --------------------------------------------------------------------------------------------------
Sub-Account      12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High Income.....  6.20%    16.98%    0.61%   10.97%   -4.75%   -2.82%   34.27%   22.43%   19.68%   -2.13%   19.88%   13.35%
                                   9/19/85- 9/19/85-
                                   12/31/98 12/31/98
                                    Total   Effective
Sub-Account      12/31/97 12/31/98  Return   Annual
-----------      -------- -------- -------- ---------
High Income.....  16.96%   -4.90%  273.63%   10.43%


                        Sub-Account Investing in VIP II

                                                                                     Annual Net Rate of Return
                                                     -----------------------------------------------------------------------
                                                                                            For One Year Ending
                                                     9/6/89-  --------------------------------------------------------------
Sub-Account                                          12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------                                          -------- -------- -------- -------- -------- -------- -------- --------
Asset Manager.......................................    .62%    6.08%   21.83%   11.04%   20.51%   -6.65%   16.26%   13.91%
                                   9/6/89-   9/6/89-
                                   12/31/98 12/31/98
                                    Total   Effective
Sub-Account      12/31/97 12/31/98  Return   Annual
-----------      -------- -------- -------- ---------
Asset Manager...  19.93%    14.36%  195.04%   12.31%

Policy Performance

  The material below assumes, in the first example, a Policy with an Option 1 death benefit was issued with a $214,986 face amount and annual premiums of $4,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value, and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Midcap Value Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker standard risk, age 40. The second example assumes a Policy was issued with a $110,165 face amount and annual premiums of $4,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value, and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Midcap Value Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker standard risk, age 50. The death benefits, cash values and internal rates of return assume in each instance that the entire Policy value was invested in the particular sub-account for the period shown. These illustrations of Policy investment experience also reflect all charges applicable to the Policy, including cost of insurance charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                     Male Nonsmoker Standard Risk, Age 40

                         Option 1--Fixed Death Benefit

Zenith Capital Growth Sub-Account*

                                                                      Internal Rate
                          Total   Minimum                             of Return on  Internal Rate
                         Premiums  Death    Death     Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value    Value       Value     Death Benefit
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $214,986 $214,986 $  3,543 $  2,036      --            --
December 31, 1983.......   4,000   214,986  214,986    3,664    2,157    -83.06%         --
December 31, 1984.......   8,000   214,986  214,986    6,634    5,016    -45.31       1,748.07%
December 31, 1985.......  12,000   214,986  214,986   14,732   11,876     -0.77         397.72
December 31, 1986.......  16,000   214,986  214,986   31,555   28,764     33.56         191.12
December 31, 1987.......  20,000   214,986  214,986   50,228   47,501     38.34         118.15
December 31, 1988.......  24,000   214,986  214,986   48,635   45,972     22.95          82.52
December 31, 1989.......  28,000   214,986  214,986   66,297   63,699     24.33          61.87
December 31, 1990.......  32,000   214,986  214,986   66,146   63,613     17.48          48.58
December 31, 1991.......  36,000   214,986  315,493  104,476  102,007     23.06          47.97
December 31, 1992.......  40,000   214,986  296,564  100,670   98,265     17.73          38.90
December 31, 1993.......  44,000   214,986  341,006  117,831  115,661     17.11          35.47
December 31, 1994.......  48,000   214,986  311,482  110,391  108,695     13.24          29.32
December 31, 1995.......  52,000   214,986  415,604  155,566  154,343     15.95          29.60
December 31, 1996.......  56,000   214,986  505,008  189,197  188,448     16.31          28.69
December 31, 1997.......  60,000   214,986  565,335  234,001  233,725     16.84          27.02
December 31, 1998.......  64,000   214,986  766,031  313,912  313,912     18.17          27.64

Zenith Bond Income Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1983.......   4,000   214,986  214,986   3,456   1,948     -87.35%         --
December 31, 1984.......   8,000   214,986  214,986   7,149   5,530     -37.33       1,748.07%
December 31, 1985.......  12,000   214,986  214,986  11,627   8,771     -21.94         397.72
December 31, 1986.......  16,000   214,986  214,986  16,353  13,561      -8.82         191.12
December 31, 1987.......  20,000   214,986  214,986  19,665  16,938      -7.04         118.15
December 31, 1988.......  24,000   214,986  214,986  24,236  21,573      -3.75          82.52
December 31, 1989.......  28,000   214,986  214,986  30,111  27,513      -0.52          61.87
December 31, 1990.......  32,000   214,986  214,986  35,454  32,920       0.74          48.58
December 31, 1991.......  36,000   214,986  214,986  44,732  42,263       3.66          39.38
December 31, 1992.......  40,000   214,986  214,986  50,997  48,593       3.96          32.69
December 31, 1993.......  44,000   214,986  214,986  59,945  57,775       4.99          27.63
December 31, 1994.......  48,000   214,986  214,986  60,242  58,546       3.34          23.69
December 31, 1995.......  52,000   214,986  214,986  75,713  74,490       5.49          20.54
December 31, 1996.......  56,000   214,986  214,986  81,754  81,005       5.22          17.98
December 31, 1997.......  60,000   214,986  233,655  93,115  92,839       5.71          16.83
December 31, 1998.......  64,000   214,986  251,107 104,095 104,095       5.92          15.77

Zenith Money Market Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1983.......   4,000   214,986  214,986   3,463   1,956     -87.21%         --
December 31, 1984.......   8,000   214,986  214,986   6,931   5,312     -40.71       1,748.07%
December 31, 1985.......  12,000   214,986  214,986  10,545   7,689     -30.39         397.72
December 31, 1986.......  16,000   214,986  214,986  14,252  11,460     -17.56         191.12
December 31, 1987.......  20,000   214,986  214,986  18,148  15,421     -11.00         118.15
December 31, 1988.......  24,000   214,986  214,986  22,464  19,801      -6.76          82.52
December 31, 1989.......  28,000   214,986  214,986  27,423  24,825      -3.61          61.87
December 31, 1990.......  32,000   214,986  214,986  32,473  29,940      -1.74          48.58
December 31, 1991.......  36,000   214,986  214,986  37,221  34,751      -0.81          39.38
December 31, 1992.......  40,000   214,986  214,986  41,280  38,876      -0.59          32.69
December 31, 1993.......  44,000   214,986  214,986  45,086  42,916      -0.47          27.63
December 31, 1994.......  48,000   214,986  214,986  49,418  47,722      -0.10          23.69
December 31, 1995.......  52,000   214,986  214,986  54,706  53,483        .44          20.54
December 31, 1996.......  56,000   214,986  214,986  59,971  59,221        .81          17.98
December 31, 1997.......  60,000   214,986  214,986  65,633  65,357       1.15          15.86
December 31, 1998.......  64,000   214,986  214,986  71,742  71,742       1.44          14.08

Zenith Stock Index Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1987.......   4,000   214,986  214,986   2,816   1,308     -81.21%         --
December 31, 1988.......   8,000   214,986  214,986   6,485   4,882     -35.82         930.30%
December 31, 1989.......  12,000   214,986  214,986  12,199   9,359     -14.25         302.19
December 31, 1990.......  16,000   214,986  214,986  14,459  11,684     -14.07         161.30
December 31, 1991.......  20,000   214,986  214,986  22,076  19,365      -1.21         104.58
December 31, 1992.......  24,000   214,986  214,986  26,743  24,097       0.13          75.01
December 31, 1993.......  28,000   214,986  214,986  32,350  29,768       1.67          57.20
December 31, 1994.......  32,000   214,986  214,986  35,524  33,007       0.74          45.43
December 31, 1995.......  36,000   214,986  214,986  52,327  49,874       6.89          37.14
December 31, 1996.......  40,000   214,986  214,986  66,559  64,171       8.94          31.03
December 31, 1997.......  44,000   214,986  261,616  91,217  89,165      12.01          29.55
December 31, 1998.......  48,000   214,986  313,692 118,898 117,320      13.78          28.22

Zenith Managed Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1987.......   4,000   214,986  214,986   3,191   1,684     -72.59%         --
December 31, 1988.......   8,000   214,986  214,986   6,664   5,061     -33.61        930.30%
December 31, 1989.......  12,000   214,986  214,986  11,415   8,575     -18.96        302.19
December 31, 1990.......  16,000   214,986  214,986  14,841  12,065     -12.67        161.30
December 31, 1991.......  20,000   214,986  214,986  21,054  18,343      -3.23        104.58
December 31, 1992.......  24,000   214,986  214,986  25,573  22,927      -1.44         75.01
December 31, 1993.......  28,000   214,986  214,986  31,253  28,671       0.65         57.20
December 31, 1994.......  32,000   214,986  214,986  33,702  31,184      -0.62         45.43
December 31, 1995.......  36,000   214,986  214,986  47,715  45,262       4.86         37.14
December 31, 1996.......  40,000   214,986  214,986  57,505  55,117       6.10         31.03
December 31, 1997.......  44,000   214,986  217,508  75,833  73,782       8.86         26.55
December 31, 1998.......  48,000   214,986  250,399  93,171  91,593      10.07         24.92

Zenith Midcap Value Sub-Account**

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1993.......   4,000   214,986  214,986   3,658   2,151     -60.33%         --
December 31, 1994.......   8,000   214,986  214,986   6,689   5,092     -33.17        926.15%
December 31, 1995.......  12,000   214,986  214,986  12,427   9,593     -12.87        301.55
December 31, 1996.......  16,000   214,986  214,986  17,729  14,959      -3.08        161.08
December 31, 1997.......  20,000   214,986  214,986  24,271  21,565       2.83        104.47
December 31, 1998.......  24,000   214,986  214,986  25,188  22,547      -1.97         74.95

Zenith Growth and Income Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1993.......   4,000   214,986  214,986   3,641   2,133     -60.80%         --
December 31, 1994.......   8,000   214,986  214,986   6,623   5,025     -33.98        926.15%
December 31, 1995.......  12,000   214,986  214,986  12,755   9,920     -11.01        301.55
December 31, 1996.......  16,000   214,986  214,986  18,319  15,549      -1.31        161.08
December 31, 1997.......  20,000   214,986  214,986  28,109  25,404       9.06        104.47
December 31, 1998.......  24,000   214,986  214,986  37,994  35,353      12.30         74.95

Zenith Small Cap Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  214,986   3,069   1,562     -75.66%         --
December 31, 1995.......   8,000   214,986  214,986   7,626   6,023     -22.13        934.48%
December 31, 1996.......  12,000   214,986  214,986  13,360  10,520      -7.72        302.84
December 31, 1997.......  16,000   214,986  214,986  20,402  17,627       4.51        161.52
December 31, 1998.......  20,000   214,986  214,986  22,533  19,822       -.34        104.68

Zenith Equity Growth Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  214,986   3,252   1,744     -100.00%        --
December 31, 1995.......   8,000   214,986  214,986   7,767   6,138      -35.07      2,852.46%
December 31, 1996.......  12,000   214,986  214,986  11,824   8,957      -23.78        477.27
December 31, 1997.......  16,000   214,986  214,986  17,792  14,990       -3.89        212.55
December 31, 1998.......  20,000   214,986  214,986  29,710  26,972       13.91        127.27

Zenith Balanced Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  214,986   3,439   1,931      -98.72%        --
December 31, 1995.......   8,000   214,986  214,986   7,429   5,799      -41.45      2,852.46%
December 31, 1996.......  12,000   214,986  214,986  11,730   8,863      -24.59        477.27
December 31, 1997.......  16,000   214,986  214,986  16,618  13,816       -8.71        212.55
December 31, 1998.......  20,000   214,986  214,986  21,192  18,454       -3.71        127.27

Zenith Venture Value Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  214,986   3,333   1,825     -100.00%        --
December 31, 1995.......   8,000   214,986  214,986   7,759   6,129      -35.24      2,852.46%
December 31, 1996.......  12,000   214,986  214,986  12,840   9,973      -15.33        477.27
December 31, 1997.......  16,000   214,986  214,986  20,113  17,310        4.75        212.55
December 31, 1998.......  20,000   214,986  214,986  26,133  23,395        7.26        127.27

Zenith International Magnum Equity Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  214,986   3,523   2,016     -98.34%         --
December 31, 1995.......   8,000   214,986  214,986   6,967   5,337     -50.12       2,852.46%
December 31, 1996.......  12,000   214,986  214,986  10,444   7,578     -36.30         477.27
December 31, 1997.......  16,000   214,986  214,986  13,200  10,398     -25.14         212.55
December 31, 1998.......  20,000   214,986  214,986  17,176  14,438     -15.00         127.27

Equity-Income Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1986.......   4,000   214,986  214,986   3,455   1,947      -95.78%        --
December 31, 1987.......   8,000   214,986  214,986   5,864   4,234      -65.32      2,387.88%
December 31, 1988.......  12,000   214,986  214,986  10,064   7,198      -37.95        447.96
December 31, 1989.......  16,000   214,986  214,986  14,779  11,977      -16.41        204.96
December 31, 1990.......  20,000   214,986  214,986  15,580  12,842      -19.79        124.10
December 31, 1991.......  24,000   214,986  214,986  23,533  20,859       -5.15         85.71
December 31, 1992.......  28,000   214,986  214,986  30,631  28,023        0.03         63.81
December 31, 1993.......  32,000   214,986  214,986  38,948  36,403        3.44         49.87
December 31, 1994.......  36,000   214,986  214,986  44,276  41,796        3.50         40.29
December 31, 1995.......  40,000   214,986  214,986  62,890  60,475        8.51         33.36
December 31, 1996.......  44,000   214,986  217,257  74,170  71,921        9.07         28.32
December 31, 1997.......  48,000   214,986  272,949  97,207  95,432       11.41         27.76
December 31, 1998.......  52,000   214,986  290,921 111,138 109,836       11.33         25.08

Overseas Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1987.......   4,000   214,986  214,986   2,859   1,351     -69.13%         --
December 31, 1988.......   8,000   214,986  214,986   6,543   4,962     -29.25         643.33%
December 31, 1989.......  12,000   214,986  214,986  11,709   8,891     -14.82         251.25
December 31, 1990.......  16,000   214,986  214,986  14,489  11,735     -12.40         142.98
December 31, 1991.......  20,000   214,986  214,986  18,805  16,116      -7.30          95.64
December 31, 1992.......  24,000   214,986  214,986  19,264  16,639     -10.63          69.87
December 31, 1993.......  28,000   214,986  214,986  30,296  27,736      -0.24          53.91
December 31, 1994.......  32,000   214,986  214,986  33,312  30,816      -0.85          43.18
December 31, 1995.......  36,000   214,986  214,986  40,085  37,653       0.91          35.52
December 31, 1996.......  40,000   214,986  214,986  48,022  45,655       2.42          29.82
December 31, 1997.......  44,000   214,986  214,986  56,502  54,609       3.60          25.43
December 31, 1998.......  48,000   214,986  214,986  66,415  64,995       4.63          21.96

High Income Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1985.......   4,000   214,986  214,986   3,617   2,110     -89.64%         --
December 31, 1986.......   8,000   214,986  214,986   7,397   5,773     -36.17       2,058.68%
December 31, 1987.......  12,000   214,986  214,986  10,415   7,553     -33.14         423.86
December 31, 1988.......  16,000   214,986  214,986  14,597  11,800     -16.68         198.45
December 31, 1989.......  20,000   214,986  214,986  16,760  14,028     -15.44         121.33
December 31, 1990.......  24,000   214,986  214,986  19,231  16,563     -13.42          84.23
December 31, 1991.......  28,000   214,986  214,986  28,886  26,282      -1.93          62.92
December 31, 1992.......  32,000   214,986  214,986  38,300  35,761       2.92          49.27
December 31, 1993.......  36,000   214,986  214,986  48,897  46,422       5.85          39.87
December 31, 1994.......  40,000   214,986  214,986  50,754  48,344       3.91          33.05
December 31, 1995.......  44,000   214,986  214,986  63,875  61,666       6.23          27.91
December 31, 1996.......  48,000   214,986  214,986  75,160  73,424       7.11          23.91
December 31, 1997.......  52,000   214,986  244,321  90,760  89,498       8.27          22.49
December 31, 1998.......  56,000   214,986  230,516  89,340  88,551       6.49          19.01

Asset Manager Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1989.......   4,000   214,986  214,986   3,442   1,934     -89.83%         --
December 31, 1990.......   8,000   214,986  214,986   6,848   5,224     -43.46       1,880.71%
December 31, 1991.......  12,000   214,986  214,986  11,460   8,599     -23.77         409.35
December 31, 1992.......  16,000   214,986  214,986  15,838  13,041     -11.06         194.42
December 31, 1993.......  20,000   214,986  214,986  22,276  19,544      -0.99         119.59
December 31, 1994.......  24,000   214,986  214,986  23,573  20,905      -4.91          83.30
December 31, 1995.......  28,000   214,986  214,986  30,635  28,032        .03          62.35
December 31, 1996.......  32,000   214,986  214,986  38,032  35,493       2.70          48.89
December 31, 1997.......  36,000   214,986  214,986  48,582  46,107       5.65          39.61
December 31, 1998.......  40,000   214,986  214,986  58,885  56,475       7.00          32.86

                      Male Nonsmoker Standard Risk, Age 50

                         Option 1--Fixed Death Benefit

Zenith Capital Growth Sub-Account*

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1983.......   4,000   110,165  110,165   3,677   2,453     -75.48%         --
December 31, 1984.......   8,000   110,165  110,165   6,672   5,323     -40.54        996.91%
December 31, 1985.......  12,000   110,165  110,165  14,809  12,191       1.18        260.78
December 31, 1986.......  16,000   110,165  110,165  31,740  29,155      34.38        129.41
December 31, 1987.......  20,000   110,165  125,112  50,485  47,934      38.76         87.05
December 31, 1988.......  24,000   110,165  118,316  48,888  46,370      23.26         58.20
December 31, 1989.......  28,000   110,165  152,051  66,489  64,004      24.47         50.81
December 31, 1990.......  32,000   110,165  150,281  66,135  63,683      17.51         39.26
December 31, 1991.......  36,000   110,165  224,315 104,081 101,662      22.98         40.33
December 31, 1992.......  40,000   110,165  210,881  99,913  97,527      17.58         32.32
December 31, 1993.......  44,000   110,165  242,534 116,487 114,318      16.91         29.68
December 31, 1994.......  48,000   110,165  221,709 108,739 107,043      13.00         24.16
December 31, 1995.......  52,000   110,165  296,279 152,766 151,543      15.69         24.96
December 31, 1996.......  56,000   110,165  360,762 185,272 184,523      16.04         24.49
December 31, 1997.......  60,000   110,165  404,824 228,516 228,240      16.56         23.18
December 31, 1998.......  60,000   110,165  542,253 301,407 301,407      17.88         24.07

Zenith Bond Income Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1983.......   4,000   110,165  110,165   3,469   2,244     -81.01%         --
December 31, 1984.......   8,000   110,165  110,165   7,188   5,840     -32.56        996.91%
December 31, 1985.......  12,000   110,165  110,165  11,682   9,065     -19.75        260.78
December 31, 1986.......  16,000   110,165  110,165  16,409  13,824      -7.81        129.41
December 31, 1987.......  20,000   110,165  110,165  19,696  17,144      -6.53         80.18
December 31, 1988.......  24,000   110,165  110,165  24,223  21,705      -3.53         55.41
December 31, 1989.......  28,000   110,165  110,165  30,045  27,559      -0.47         40.82
December 31, 1990.......  32,000   110,165  110,165  35,336  32,884       0.71         31.33
December 31, 1991.......  36,000   110,165  110,165  44,571  42,152       3.60         24.73
December 31, 1992.......  40,000   110,165  110,165  50,843  48,456       3.91         19.92
December 31, 1993.......  44,000   110,165  124,329  59,755  57,585       4.93         18.34
December 31, 1994.......  48,000   110,165  121,504  60,055  58,359       3.29         14.96
December 31, 1995.......  52,000   110,165  146,267  75,399  74,176       5.43         15.19
December 31, 1996.......  56,000   110,165  154,224  81,256  80,506       5.13         13.74
December 31, 1997.......  60,000   110,165  169,873  92,322  92,046       5.60         13.08
December 31, 1998.......  60,000   110,165  175,996  98,962  98,962       5.80         12.14

Zenith Money Market Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1983.......   4,000   110,165  110,165   3,476   2,252     -80.82%         --
December 31, 1984.......   8,000   110,165  110,165   6,970   5,621     -35.93        996.91%
December 31, 1985.......  12,000   110,165  110,165  10,593   7,976     -28.09        260.78
December 31, 1986.......  16,000   110,165  110,165  14,290  11,706     -16.47        129.41
December 31, 1987.......  20,000   110,165  110,165  18,156  15,604     -10.50         80.18
December 31, 1988.......  24,000   110,165  110,165  22,417  19,899      -6.59         55.41
December 31, 1989.......  28,000   110,165  110,165  27,308  24,823      -3.61         40.82
December 31, 1990.......  32,000   110,165  110,165  32,292  29,840      -1.82         31.33
December 31, 1991.......  36,000   110,165  110,165  36,982  34,563      -0.94         24.73
December 31, 1992.......  40,000   110,165  110,165  40,997  38,610      -0.73         19.92
December 31, 1993.......  44,000   110,165  110,165  44,771  42,602      -0.61         16.28
December 31, 1994.......  48,000   110,165  110,165  49,114  47,418      -0.21         13.45
December 31, 1995.......  52,000   110,165  110,165  54,478  53,255       0.37         11.19
December 31, 1996.......  56,000   110,165  113,427  59,848  59,098       0.78          9.74
December 31, 1997.......  60,000   110,165  120,831  65,601  65,325       1.15          8.98
December 31, 1998.......  60,000   110,165  121,586  67,855  67,855       1.46          8.10

Zenith Stock Index Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1987.......   4,000   110,165  110,165   2,833   1,608     -74.41%         --
December 31, 1988.......   8,000   110,165  110,165   6,524   5,184     -32.11        571.27%
December 31, 1989.......  12,000   110,165  110,165  12,255   9,645     -12.59        202.15
December 31, 1990.......  16,000   110,165  110,165  14,497  11,921     -13.19        110.00
December 31, 1991.......  20,000   110,165  110,165  22,090  19,547      -0.86         71.14
December 31, 1992.......  24,000   110,165  110,165  26,714  24,204       0.27         50.37
December 31, 1993.......  28,000   110,165  110,165  32,276  29,799       1.70         37.69
December 31, 1994.......  32,000   110,165  110,165  35,415  32,971       0.72         29.24
December 31, 1995.......  36,000   110,165  114,065  52,179  49,768       6.85         23.99
December 31, 1996.......  40,000   110,165  143,478  66,299  63,921       8.87         23.66
December 31, 1997.......  44,000   110,165  186,995  90,527  88,476      11.88         24.10
December 31, 1998.......  48,000   110,165  224,431 117,587 116,009      13.61         23.32

Zenith Managed Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1987.......   4,000   110,165  110,165   3,211   1,986     -64.91%         --
December 31, 1988.......   8,000   110,165  110,165   6,705   5,364     -29.92        571.27%
December 31, 1989.......  12,000   110,165  110,165  11,466   8,857     -17.24        202.15
December 31, 1990.......  16,000   110,165  110,165  14,876  12,300     -11.82        110.00
December 31, 1991.......  20,000   110,165  110,165  21,061  18,517      -2.88         71.14
December 31, 1992.......  24,000   110,165  110,165  25,530  23,020      -1.32         50.37
December 31, 1993.......  28,000   110,165  110,165  31,161  28,684       0.66         37.69
December 31, 1994.......  32,000   110,165  110,165  33,566  31,122      -0.67         29.24
December 31, 1995.......  36,000   110,165  110,165  47,520  45,109       4.79         23.27
December 31, 1996.......  40,000   110,165  123,744  57,301  54,923       6.04         20.97
December 31, 1997.......  44,000   110,165  155,697  75,371  73,320       8.75         21.13
December 31, 1998.......  48,000   110,165  179,429  92,289  90,711       9.92         20.05

Zenith Midcap Value Sub-Account**

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1993.......   4,000   110,165  110,165   3,682   2,458     -51.60%         --
December 31, 1994.......   8,000   110,165  110,165   6,731   5,393     -29.51         569.00%
December 31, 1995.......  12,000   110,165  110,165  12,486   9,879     -11.24         201.75
December 31, 1996.......  16,000   110,165  110,165  17,788  15,215      -2.31         109.86
December 31, 1997.......  20,000   110,165  110,165  24,317  21,777       3.20          71.07
December 31, 1998.......  24,000   110,165  110,165  25,194  22,687      -1.77          50.33

Zenith Growth and Income Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1993.......   4,000   110,165  110,165   3,665   2,440     -52.11%         --
December 31, 1994.......   8,000   110,165  110,165   6,664   5,326     -30.31         569.00%
December 31, 1995.......  12,000   110,165  110,165  12,815  10,208      -9.40         201.75
December 31, 1996.......  16,000   110,165  110,165  18,379  15,806       -.56         109.86
December 31, 1997.......  20,000   110,165  110,165  28,176  25,636       9.41          71.07
December 31, 1998.......  24,000   110,165  110,165  38,072  35,565      12.49          50.33

Zenith Small Cap Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1994.......   4,000   110,165  110,165   3,088   1,864     -68.24%         --
December 31, 1995.......   8,000   110,165  110,165   7,674   6,333     -18.53         573.55%
December 31, 1996.......  12,000   110,165  110,165  13,429  10,820      -6.10         202.55
December 31, 1997.......  16,000   110,165  110,165  20,485  17,909       5.26         110.15
December 31, 1998.......  20,000   110,165  110,165  22,592  20,049       0.09          71.21

Zenith Equity Growth Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1994.......   4,000   110,165  110,165   3,259   2,035     -98.25%         --
December 31, 1995.......   8,000   110,165  110,165   7,810   6,456     -29.07       1,527.81%
December 31, 1996.......  12,000   110,165  110,165  11,885   9,262     -21.18         308.47
December 31, 1997.......  16,000   110,165  110,165  17,869  15,279      -2.76         143.24
December 31, 1998.......  20,000   110,165  110,165  29,817  27,260      14.41          86.24

Zenith Balanced Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1994.......   4,000   110,165  110,165   3,446   2,222     -97.04%         --
December 31, 1995.......   8,000   110,165  110,165   7,468   6,113     -35.53       1,527.81%
December 31, 1996.......  12,000   110,165  110,165  11,788   9,165     -22.00         308.47
December 31, 1997.......  16,000   110,165  110,165  16,680  14,090      -7.55         143.24
December 31, 1998.......  20,000   110,165  110,165  21,240  18,683      -3.14          86.24

Zenith Venture Value Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1994.......   4,000   110,165  110,165   3,340   2,115     -97.79%         --
December 31, 1995.......   8,000   110,165  110,165   7,800   6,446     -29.26       1,527.81%
December 31, 1996.......  12,000   110,165  110,165  12,907  10,284     -12.86         308.47
December 31, 1997.......  16,000   110,165  110,165  20,207  17,617       5.82         143.24
December 31, 1998.......  20,000   110,165  110,165  26,235  23,678       7.82          86.24

Zenith International Magnum Equity Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1994.......   4,000   110,165  110,165   3,531   2,306     -96.29%         --
December 31, 1995.......   8,000   110,165  110,165   7,002   5,648     -44.30       1,527.81%
December 31, 1996.......  12,000   110,165  110,165  10,491   7,868     -33.55         308.47
December 31, 1997.......  16,000   110,165  110,165  13,235  10,645     -23.80         143.24
December 31, 1998.......  20,000   110,165  110,165  17,185  14,628     -14.40          86.24

Equity-Income Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1986.......   4,000   110,165  110,165   3,462   2,238     -92.23%         --
December 31, 1987.......   8,000   110,165  110,165   5,893   4,539     -60.13       1,309.09%
December 31, 1988.......  12,000   110,165  110,165  10,109   7,486     -35.28         291.01
December 31, 1989.......  16,000   110,165  110,165  14,824  12,234     -15.23         138.35
December 31, 1990.......  20,000   110,165  110,165  15,586  13,029     -19.14          84.14
December 31, 1991.......  24,000   110,165  110,165  23,482  20,958      -4.98          57.55
December 31, 1992.......  28,000   110,165  110,165  30,514  28,023       0.03          42.12
December 31, 1993.......  32,000   110,165  110,165  38,779  36,321       3.38          32.18
December 31, 1994.......  36,000   110,165  110,165  44,088  41,664       3.42          25.32
December 31, 1995.......  40,000   110,165  135,672  62,624  60,232       8.43          24.40
December 31, 1996.......  44,000   110,165  155,135  73,670  71,422       8.95          22.52
December 31, 1997.......  48,000   110,165  195,037  96,198  94,423      11.24          22.58
December 31, 1998.......  52,000   110,165  208,217 109,659 108,357      11.13          20.41

Overseas Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1987.......   4,000   110,165  110,165   2,886   1,662     -61.38%         --
December 31, 1988.......   8,000   110,165  110,165   6,587   5,257     -26.14         410.91%
December 31, 1989.......  12,000   110,165  110,165  11,757   9,158     -13.42         170.18
December 31, 1990.......  16,000   110,165  110,165  14,518  11,952     -11.69          97.98
December 31, 1991.......  20,000   110,165  110,165  18,788  16,256      -7.01          65.17
December 31, 1992.......  24,000   110,165  110,165  19,186  16,687     -10.55          46.93
December 31, 1993.......  28,000   110,165  110,165  30,119  27,653      -0.32          35.50
December 31, 1994.......  32,000   110,165  110,165  33,096  30,663      -0.97          27.76
December 31, 1995.......  36,000   110,165  110,165  39,807  37,407       0.78          22.22
December 31, 1996.......  40,000   110,165  110,165  47,711  45,344       2.30          18.09
December 31, 1997.......  44,000   110,165  113,930  56,163  54,269       3.50          15.44
December 31, 1998.......  48,000   110,165  129,856  65,987  64,567       4.53          14.77

High Income Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1985.......   4,000   110,165  110,165   3,628   2,403     -83.56%         --
December 31, 1986.......   8,000   110,165  110,165   7,437   6,085     -31.04       1,150.26%
December 31, 1987.......  12,000   110,165  110,165  10,463   7,843     -30.66         276.55
December 31, 1988.......  16,000   110,165  110,165  14,640  12,053     -15.54         134.15
December 31, 1989.......  20,000   110,165  110,165  16,771  14,217     -14.86          82.30
December 31, 1990.......  24,000   110,165  110,165  19,179  16,658     -13.21          56.56
December 31, 1991.......  28,000   110,165  110,165  28,744  26,256      -1.96          41.52
December 31, 1992.......  32,000   110,165  110,165  38,094  35,638       2.83          31.79
December 31, 1993.......  36,000   110,165  110,165  48,655  46,233       5.76          25.05
December 31, 1994.......  40,000   110,165  110,165  50,548  48,158       3.83          20.15
December 31, 1995.......  44,000   110,165  134,323  63,589  61,380       6.15          19.86
December 31, 1996.......  48,000   110,165  149,494  74,650  72,914       7.00          18.32
December 31, 1997.......  52,000   110,165  175,582  89,884  88,621       8.13          17.89
December 31, 1998.......  56,000   110,165  166,042  88,251  87,462       6.32          14.81

Asset Manager Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1989.......   4,000   110,165  110,165   3,452   2,227     -84.15%         --
December 31, 1990.......   8,000   110,165  110,165   6,884   5,532     -38.55       1,062.85%
December 31, 1991.......  12,000   110,165  110,165  11,514   8,894     -21.50         267.81
December 31, 1992.......  16,000   110,165  110,165  15,890  13,303     -10.00         131.55
December 31, 1993.......  20,000   110,165  110,165  22,317  19,762      -0.52          81.14
December 31, 1994.......  24,000   110,165  110,165  23,572  21,051      -4.66          55.93
December 31, 1995.......  28,000   110,165  110,165  30,578  28,090       0.10          41.13
December 31, 1996.......  32,000   110,165  110,165  37,927  35,472       2.69          31.54
December 31, 1997.......  36,000   110,165  110,165  48,460  46,038       5.62          24.88
December 31, 1998.......  40,000   110,165  122,375  58,764  56,375       6.97          22.04

--------
 * Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Goldman
   Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

  The material below assumes, in the first example, a Policy with an Option 2 death benefit was issued with a $214,986 face amount and annual premiums of $4,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Midcap Value Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker standard risk, age 40. The second example assumes a Policy was issued with a $110,165 face amount and annual premiums of $4,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Midcap Value Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker standard risk, age 50. The death benefits, cash values and internal rates of return assume in each instance that the entire Policy value was invested in the particular sub-account for the period shown. These illustrations of Policy investment experience also reflect all charges applicable to the Policy, including cost of insurance charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                     Male Nonsmoker Standard Risk, Age 40

                       Option 2--Variable Death Benefit

Zenith Capital Growth Sub-Account*

                                                                      Internal Rate
                          Total   Minimum                             of Return on  Internal Rate
                         Premiums  Death    Death     Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value    Value       Value     Death Benefit
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $214,986 $214,990 $  3,543 $  2,036      --            --
December 31, 1983.......   4,000   214,986  215,283    3,664    2,156    -83.06%         --
December 31, 1984.......   8,000   214,986  215,130    6,634    5,015    -45.32       1,749.02%
December 31, 1985.......  12,000   214,986  219,482   14,725   11,869     -0.81         402.60
December 31, 1986.......  16,000   214,986  233,769   31,502   28,710     33.45         199.68
December 31, 1987.......  20,000   214,986  247,642   50,064   47,337     38.18         126.83
December 31, 1988.......  24,000   214,986  242,839   48,408   45,746     22.78          87.74
December 31, 1989.......  28,000   214,986  254,950   65,901   63,302     24.14          67.47
December 31, 1990.......  32,000   214,986  252,520   65,670   63,136     17.29          52.84
December 31, 1991.......  36,000   214,986  313,181  103,711  101,241     22.89          47.81
December 31, 1992.......  40,000   214,986  294,471   99,959   97,554     17.59          38.76
December 31, 1993.......  44,000   214,986  338,674  117,025  114,855     16.99          35.36
December 31, 1994.......  48,000   214,986  309,414  109,658  107,962     13.13          29.22
December 31, 1995.......  52,000   214,986  412,910  154,557  153,334     15.85          29.51
December 31, 1996.......  56,000   214,986  501,805  187,997  187,248     16.23          28.61
December 31, 1997.......  60,000   214,986  561,803  232,539  232,262     16.76          26.95
December 31, 1998.......  64,000   214,986  761,308  311,976  311,976     18.10          27.57

Zenith Bond Income Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1983.......   4,000   214,986  215,075   3,456   1,948     -87.35%         --
December 31, 1984.......   8,000   214,986  215,595   7,148   5,530     -37.34       1,752.10%
December 31, 1985.......  12,000   214,986  216,771  11,623   8,767     -21.96         399.66
December 31, 1986.......  16,000   214,986  218,198  16,342  13,550      -8.87         192.62
December 31, 1987.......  20,000   214,986  217,843  19,646  16,919      -7.09         118.95
December 31, 1988.......  24,000   214,986  218,903  24,205  21,543      -3.80          83.29
December 31, 1989.......  28,000   214,986  220,877  30,062  27,463      -0.58          62.75
December 31, 1990.......  32,000   214,986  222,299  35,380  32,847       0.68          49.46
December 31, 1991.......  36,000   214,986  227,234  44,611  42,142       3.59          40.62
December 31, 1992.......  40,000   214,986  229,668  50,815  48,410       3.89          33.96
December 31, 1993.......  44,000   214,986  234,427  59,663  57,493       4.90          29.10
December 31, 1994.......  48,000   214,986  230,370  59,898  58,202       3.24          24.74
December 31, 1995.......  52,000   214,986  240,250  75,190  73,967       5.39          22.07
December 31, 1996.......  56,000   214,986  241,984  81,088  80,339       5.10          19.47
December 31, 1997.......  60,000   214,986  248,074  92,267  91,991       5.59          17.53
December 31, 1998.......  64,000   214,986  253,267 103,127 103,127       5.81          15.86

Zenith Money Market Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1983.......   4,000   214,986  215,057   3,463   1,956     -87.21%         --
December 31, 1984.......   8,000   214,986  215,364   6,930   5,312     -40.71       1,750.57%
December 31, 1985.......  12,000   214,986  215,706  10,543   7,687     -30.41         398.50
December 31, 1986.......  16,000   214,986  216,024  14,248  11,456     -17.58         191.60
December 31, 1987.......  20,000   214,986  216,413  18,141  15,413     -11.02         118.55
December 31, 1988.......  24,000   214,986  217,071  22,450  19,788      -6.79          82.93
December 31, 1989.......  28,000   214,986  218,262  27,400  24,802      -3.64          62.37
December 31, 1990.......  32,000   214,986  219,426  32,436  29,902      -1.77          49.12
December 31, 1991.......  36,000   214,986  220,149  37,164  34,694      -0.85          39.91
December 31, 1992.......  40,000   214,986  220,050  41,202  38,797      -0.63          33.14
December 31, 1993.......  44,000   214,986  219,538  44,985  42,815      -0.51          27.99
December 31, 1994.......  48,000   214,986  219,378  49,294  47,597      -0.14          24.00
December 31, 1995.......  52,000   214,986  220,053  54,552  53,329       0.40          20.86
December 31, 1996.......  56,000   214,986  220,575  59,784  59,034        .77          18.30
December 31, 1997.......  60,000   214,986  221,327  65,408  65,132       1.11          16.20
December 31, 1998.......  64,000   214,986  222,395  71,471  71,471       1.39          14.45

Zenith Stock Index Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1987.......   4,000   214,986  214,986   2,815   1,308     -81.22%         --
December 31, 1988.......   8,000   214,986  214,986   6,485   4,882     -35.82         930.30%
December 31, 1989.......  12,000   214,986  217,106  12,195   9,356     -14.27         303.85
December 31, 1990.......  16,000   214,986  216,007  14,452  11,677     -14.09         161.69
December 31, 1991.......  20,000   214,986  218,453  22,057  19,346      -1.24         105.43
December 31, 1992.......  24,000   214,986  220,994  26,708  24,061       0.08          76.07
December 31, 1993.......  28,000   214,986  222,780  32,288  29,706       1.61          58.27
December 31, 1994.......  32,000   214,986  221,556  35,438  32,920       0.68          46.17
December 31, 1995.......  36,000   214,986  234,948  52,155  49,702       6.82          39.01
December 31, 1996.......  40,000   214,986  246,249  66,249  63,861       8.85          33.52
December 31, 1997.......  44,000   214,986  265,415  90,712  88,661      11.91          29.79
December 31, 1998.......  48,000   214,986  312,003 118,258 116,680      13.70          28.14

Zenith Managed Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1987.......   4,000   214,986  214,986   3,191   1,684     -72.59%         --
December 31, 1988.......   8,000   214,986  215,168   6,664   5,061     -33.61        930.85%
December 31, 1989.......  12,000   214,986  216,517  11,412   8,572     -18.97        303.39
December 31, 1990.......  16,000   214,986  216,416  14,834  12,059     -12.69        161.85
December 31, 1991.......  20,000   214,986  218,047  21,039  18,329      -3.26        105.33
December 31, 1992.......  24,000   214,986  219,719  25,545  22,899      -1.48         75.85
December 31, 1993.......  28,000   214,986  221,929  31,203  28,621       0.60         58.15
December 31, 1994.......  32,000   214,986  219,974  33,633  31,115      -0.67         46.00
December 31, 1995.......  36,000   214,986  230,351  47,585  45,132       4.80         38.60
December 31, 1996.......  40,000   214,986  236,986  57,286  54,897       6.03         32.82
December 31, 1997.......  44,000   214,986  250,077  75,427  73,376       8.77         28.82
December 31, 1998.......  48,000   214,986  260,045  92,585  91,007       9.97         25.48

Zenith Midcap Value Sub-Account**

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1993.......   4,000   214,986  215,414   3,658   2,150     -60.34%         --
December 31, 1994.......   8,000   214,986  215,322   6,688   5,091     -33.18        927.16%
December 31, 1995.......  12,000   214,986  217,674  12,421   9,587     -12.90        303.65
December 31, 1996.......  16,000   214,986  219,677  17,712  14,942      -3.13        162.88
December 31, 1997.......  20,000   214,986  222,448  24,233  21,528       2.77        106.29
December 31, 1998.......  24,000   214,986  219,151  25,136  22,495      -2.04         75.69

Zenith Growth and Income Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1993.......   4,000   214,986  215,405   3,640   2,133     -60.82%         --
December 31, 1994.......   8,000   214,986  215,204   6,622   5,024     -33.99        926.80%
December 31, 1995.......  12,000   214,986  218,001  12,749   9,914     -11.04        303.90
December 31, 1996.......  16,000   214,986  220,376  18,302  15,532      -1.36        163.15
December 31, 1997.......  20,000   214,986  226,236  28,062  25,356       8.99        107.19
December 31, 1998.......  24,000   214,986  232,368  37,891  35,250      12.20         77.95

Zenith Small Cap Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036         --            --
December 31, 1994.......   4,000   214,986  214,986   3,069   1,562     -75.66%           --
December 31, 1995.......   8,000   214,986  215,926   7,625   6,023     -22.14        937.35%
December 31, 1996.......  12,000   214,986  218,212  13,353  10,513      -7.75        305.36
December 31, 1997.......  16,000   214,986  222,155  20,379  17,604       4.45        164.27
December 31, 1998.......  20,000   214,986  219,530  22,494  19,783      -0.41        105.79

Zenith Equity Growth Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  214,986   3,252   1,744       --            --
December 31, 1995.......   8,000   214,986  216,149   7,765   6,136     -35.11%      2,866.52%
December 31, 1996.......  12,000   214,986  216,951  11,818   8,951     -23.83         479.94
December 31, 1997.......  16,000   214,986  219,542  17,775  14,973      -3.96         214.95
December 31, 1998.......  20,000   214,986  227,942  29,660  26,922      13.82         131.13

Zenith Balanced Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  214,986   3,439   1,931     -98.72%         --
December 31, 1995.......   8,000   214,986  215,811   7,428   5,798     -41.47       2,862.44%
December 31, 1996.......  12,000   214,986  216,859  11,726   8,859     -24.62         479.81
December 31, 1997.......  16,000   214,986  218,373  16,606  13,804      -8.76         214.34
December 31, 1998.......  20,000   214,986  219,451  21,169  18,431      -3.77         128.62

Zenith Venture Value Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  214,986   3,333   1,825       --            --
December 31, 1995.......   8,000   214,986  216,140   7,757   6,128     -35.26%      2,866.43%
December 31, 1996.......  12,000   214,986  217,966  12,833   9,966     -15.38         481.31
December 31, 1997.......  16,000   214,986  221,856  20,090  17,287       4.67         216.16
December 31, 1998.......  20,000   214,986  224,368  26,085  23,348       7.17         130.08

Zenith International Magnum Equity Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  215,046   3,523   2,016     -98.34%         --
December 31, 1995.......   8,000   214,986  215,350   6,966   5,337     -50.13       2,856.86%
December 31, 1996.......  12,000   214,986  215,576  10,443   7,576     -36.32         478.07
December 31, 1997.......  16,000   214,986  214,986  13,198  10,395     -25.16         212.55
December 31, 1998.......  20,000   214,986  215,453  17,171  14,433     -15.01         127.41

Equity-Income Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1986.......   4,000   214,986  215,093   3,455   1,947     -95.78%         --
December 31, 1987.......   8,000   214,986  214,986   5,863   4,233     -65.34       2,387.88%
December 31, 1988.......  12,000   214,986  215,273  10,063   7,196     -37.96         448.32
December 31, 1989.......  16,000   214,986  216,293  14,774  11,971     -16.43         205.62
December 31, 1990.......  20,000   214,986  214,986  15,575  12,837     -19.80         124.10
December 31, 1991.......  24,000   214,986  216,443  23,522  20,848      -5.17          86.00
December 31, 1992.......  28,000   214,986  220,923  30,605  27,997       0.00          64.73
December 31, 1993.......  32,000   214,986  225,457  38,886  36,342       3.39          51.15
December 31, 1994.......  36,000   214,986  226,335  44,169  41,689       3.44          41.46
December 31, 1995.......  40,000   214,986  242,115  62,665  60,249       8.43          35.69
December 31, 1996.......  44,000   214,986  249,250  73,789  71,541       8.98          30.69
December 31, 1997.......  48,000   214,986  271,353  96,639  94,863      11.31          27.67
December 31, 1998.......  52,000   214,986  289,258 110,503 109,201      11.25          25.00

Overseas Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1987.......   4,000   214,986  214,986   2,859   1,351     -69.14%         --
December 31, 1988.......   8,000   214,986  215,048   6,543   4,962     -29.26         643.45%
December 31, 1989.......  12,000   214,986  217,058  11,707   8,888     -14.83         252.55
December 31, 1990.......  16,000   214,986  216,342  14,482  11,728     -12.43         143.44
December 31, 1991.......  20,000   214,986  216,960  18,793  16,103      -7.33          96.08
December 31, 1992.......  24,000   214,986  214,986  19,250  16,625     -10.65          69.87
December 31, 1993.......  28,000   214,986  221,042  30,266  27,706      -0.27          54.70
December 31, 1994.......  32,000   214,986  220,274  33,260  30,764      -0.89          43.75
December 31, 1995.......  36,000   214,986  222,385  40,005  37,573       0.87          36.20
December 31, 1996.......  40,000   214,986  226,085  47,894  45,527       2.37          30.71
December 31, 1997.......  44,000   214,986  230,153  56,292  54,399       3.54          26.50
December 31, 1998.......  48,000   214,986  235,364  66,084  64,664       4.56          23.24

High Income Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1985.......   4,000   214,986  215,125   3,617   2,109     -89.64%         --
December 31, 1986.......   8,000   214,986  215,730   7,396   5,772     -36.19       2,064.71%
December 31, 1987.......  12,000   214,986  215,370  10,412   7,550     -33.17         424.31
December 31, 1988.......  16,000   214,986  216,271  14,591  11,794     -16.71         199.08
December 31, 1989.......  20,000   214,986  214,986  16,751  14,019     -15.46         121.33
December 31, 1990.......  24,000   214,986  214,986  19,223  16,555     -13.44          84.23
December 31, 1991.......  28,000   214,986  219,523  28,867  26,263      -1.96          63.61
December 31, 1992.......  32,000   214,986  225,060  38,248  35,709       2.88          50.50
December 31, 1993.......  36,000   214,986  231,597  48,782  46,308       5.80          41.55
December 31, 1994.......  40,000   214,986  229,084  50,583  48,173       3.84          34.29
December 31, 1995.......  44,000   214,986  239,237  63,584  61,375       6.15          29.74
December 31, 1996.......  48,000   214,986  244,389  74,705  72,969       7.01          25.87
December 31, 1997.......  52,000   214,986  255,564  90,106  88,843       8.16          23.11
December 31, 1998.......  56,000   214,986  248,679  88,658  87,869       6.38          19.97

Asset Manager Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1989.......   4,000   214,986  214,987   3,442   1,934     -89.83%         --
December 31, 1990.......   8,000   214,986  215,186   6,848   5,224     -43.46       1,882.16%
December 31, 1991.......  12,000   214,986  216,167  11,458   8,596     -23.79         410.68
December 31, 1992.......  16,000   214,986  217,493  15,829  13,032     -11.10         195.62
December 31, 1993.......  20,000   214,986  220,041  22,255  19,523      -1.04         121.02
December 31, 1994.......  24,000   214,986  218,817  23,542  20,874      -4.96          84.06
December 31, 1995.......  28,000   214,986  221,670  30,585  27,981      -0.02          63.35
December 31, 1996.......  32,000   214,986  225,331  37,948  35,409       2.64          50.14
December 31, 1997.......  36,000   214,986  231,688  48,431  45,957       5.58          41.28
December 31, 1998.......  40,000   214,986  235,860  58,638  56,228       6.92          34.65

                      Male Nonsmoker Standard Risk, Age 50

                        Option 2--Variable Death Benefit

Zenith Capital Growth Sub-Account*

                                                                      Internal Rate
                          Total   Minimum                             of Return on  Internal Rate
                         Premiums  Death    Death     Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value    Value       Value     Death Benefit
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $110,165 $110,170 $  3,546 $  2,321      --            --
December 31, 1983.......   4,000   110,165  110,465    3,677    2,452    -75.50%         --
December 31, 1984.......   8,000   110,165  110,313    6,671    5,322    -40.55         998.07%
December 31, 1985.......  12,000   110,165  114,672   14,794   12,177      1.09         267.96
December 31, 1986.......  16,000   110,165  128,990   31,618   29,034     34.13         142.97
December 31, 1987.......  20,000   110,165  142,862   50,200   47,649     38.48          94.38
December 31, 1988.......  24,000   110,165  137,976   48,472   45,954     22.94          64.28
December 31, 1989.......  28,000   110,165  150,662   65,881   63,396     24.18          50.52
December 31, 1990.......  32,000   110,165  148,946   65,547   63,095     17.27          39.03
December 31, 1991.......  36,000   110,165  222,398  103,192  100,773     22.79          40.14
December 31, 1992.......  40,000   110,165  209,150   99,093   96,706     17.42          32.17
December 31, 1993.......  44,000   110,165  240,605  115,561  113,392     16.77          29.54
December 31, 1994.......  48,000   110,165  219,999  107,900  106,204     12.88          24.04
December 31, 1995.......  52,000   110,165  294,049  151,616  150,393     15.58          24.85
December 31, 1996.......  56,000   110,165  358,107  183,909  183,159     15.95          24.39
December 31, 1997.......  60,000   110,165  401,891  226,860  226,584     16.47          23.10
December 31, 1998.......  60,000   110,165  538,322  299,222  299,222     17.80          23.99

Zenith Bond Income Sub-Account

                                                                      Internal Rate
                          Total   Minimum                             of Return on  Internal Rate
                         Premiums  Death    Death     Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value    Value       Value     Death Benefit
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $110,165 $110,170 $  3,546 $  2,321      --            --
December 31, 1983.......   4,000   110,165  110,256    3,469    2,244    -81.01%         --
December 31, 1984.......   8,000   110,165  110,780    7,187    5,838    -32.58       1,001.75%
December 31, 1985.......  12,000   110,165  111,945   11,675    9,057    -19.81         263.63
December 31, 1986.......  16,000   110,165  113,344   16,385   13,800     -7.90         131.81
December 31, 1987.......  20,000   110,165  112,935   19,653   17,101     -6.64          81.51
December 31, 1988.......  24,000   110,165  113,922   24,152   21,633     -3.65          56.72
December 31, 1989.......  28,000   110,165  115,804   29,926   27,440     -0.60          42.35
December 31, 1990.......  32,000   110,165  117,125   35,155   32,703      0.56          32.88
December 31, 1991.......  36,000   110,165  121,927   44,267   41,848      3.43          26.94
December 31, 1992.......  40,000   110,165  124,235   50,376   47,989      3.71          22.22
December 31, 1993.......  44,000   110,165  128,844   59,116   56,946      4.73          18.95
December 31, 1994.......  48,000   110,165  124,742   59,368   57,672      3.09          15.37
December 31, 1995.......  52,000   110,165  144,652   74,567   73,344      5.26          15.04
December 31, 1996.......  56,000   110,165  152,599   80,400   79,650      4.98          13.61
December 31, 1997.......  60,000   110,165  168,155   91,389   91,112      5.47          12.96
December 31, 1998.......  60,000   110,165  174,215   97,960   97,960      5.69          12.03

Zenith Money Market Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1983.......   4,000   110,165  110,239   3,476   2,252     -80.82%         --
December 31, 1984.......   8,000   110,165  110,548   6,969   5,620     -35.95        999.92%
December 31, 1985.......  12,000   110,165  110,874  10,589   7,972     -28.12        261.92
December 31, 1986.......  16,000   110,165  111,160  14,281  11,696     -16.52        130.17
December 31, 1987.......  20,000   110,165  111,496  18,138  15,587     -10.55         80.83
December 31, 1988.......  24,000   110,165  112,081  22,387  19,868      -6.64         56.08
December 31, 1989.......  28,000   110,165  113,180  27,255  24,770      -3.68         41.64
December 31, 1990.......  32,000   110,165  114,243  32,203  29,750      -1.90         32.25
December 31, 1991.......  36,000   110,165  114,862  36,844  34,424      -1.03         25.64
December 31, 1992.......  40,000   110,165  114,658  40,804  38,418      -0.84         20.68
December 31, 1993.......  44,000   110,165  114,042  44,524  42,354      -0.72         16.87
December 31, 1994.......  48,000   110,165  113,799  48,810  47,114      -0.32         13.95
December 31, 1995.......  52,000   110,165  114,416  54,105  52,882       0.26         11.73
December 31, 1996.......  56,000   110,165  114,877  59,414  58,665        .68          9.91
December 31, 1997.......  60,000   110,165  119,973  65,135  64,859       1.05          8.89
December 31, 1998.......  60,000   110,165  120,721  67,372  67,372       1.38          8.02

Zenith Stock Index Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1987.......   4,000   110,165  110,165   2,832   1,608     -74.42%         --
December 31, 1988.......   8,000   110,165  110,165   6,524   5,183     -32.12        571.27%
December 31, 1989.......  12,000   110,165  112,273  12,247   9,638     -12.63        204.66
December 31, 1990.......  16,000   110,165  111,132  14,481  11,904     -13.25        110.62
December 31, 1991.......  20,000   110,165  113,526  22,046  19,503      -0.94         72.56
December 31, 1992.......  24,000   110,165  115,986  26,629  24,118       0.16         52.20
December 31, 1993.......  28,000   110,165  117,679  32,125  29,648       1.56         39.57
December 31, 1994.......  32,000   110,165  116,370  35,199  32,755       0.56         30.55
December 31, 1995.......  36,000   110,165  129,564  51,743  49,332       6.66         26.61
December 31, 1996.......  40,000   110,165  142,134  65,679  63,301       8.69         23.49
December 31, 1997.......  44,000   110,165  185,326  89,719  87,668      11.73         23.95
December 31, 1998.......  48,000   110,165  222,493 116,572 114,994      13.48         23.20

Zenith Managed Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1987.......   4,000   110,165  110,165   3,210   1,986     -64.92%         --
December 31, 1988.......   8,000   110,165  110,348   6,704   5,363     -29.93        571.99%
December 31, 1989.......  12,000   110,165  111,682  11,460   8,851     -17.27        203.96
December 31, 1990.......  16,000   110,165  111,542  14,863  12,286     -11.87        110.88
December 31, 1991.......  20,000   110,165  113,117  21,026  18,483      -2.95         72.39
December 31, 1992.......  24,000   110,165  114,709  25,463  22,953      -1.41         51.81
December 31, 1993.......  28,000   110,165  116,824  31,036  28,559       0.54         39.36
December 31, 1994.......  32,000   110,165  114,787  33,395  30,951      -0.80         30.22
December 31, 1995.......  36,000   110,165  124,984  47,190  44,778       4.63         25.87
December 31, 1996.......  40,000   110,165  131,455  56,767  54,389       5.85         22.07
December 31, 1997.......  44,000   110,165  154,244  74,668  72,617       8.59         20.97
December 31, 1998.......  48,000   110,165  177,822  91,462  89,884       9.79         19.92

Zenith Midcap Value Sub-Account**

                                                                    Internal Rate
                          Total   Minimum  Variable                 of Return on  Internal Rate
                         Premiums  Death    Death    Cash  Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit  Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------ -------- ------------- -------------
April 30, 1993..........  $4,000  $110,165 $110,170 $3,546  $2,321       --            --
December 31, 1993.......   4,000   110,165  110,599  3,681   2,457     -51.62%         --
December 31, 1994.......   8,000   110,165  110,501  6,728   5,390     -29.54         570.32%
December 31, 1995.......  12,000   110,165  112,841 12,472   9,866     -11.31         204.93
December 31, 1996.......  16,000   110,165  114,811 17,750  15,176      -2.42         112.79
December 31, 1997.......  20,000   110,165  117,525 24,229  21,689       3.05          74.13
December 31, 1998.......  24,000   110,165  114,154 25,069  22,562      -1.95          51.59

Zenith Growth and Income Sub-Account

                                                                    Internal Rate
                          Total   Minimum  Variable                 of Return on  Internal Rate
                         Premiums  Death    Death    Cash  Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit  Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------ -------- ------------- -------------
April 30, 1993..........  $4,000  $110,165 $110,170 $3,546  $2,321       --            --
December 31, 1993.......   4,000   110,165  110,590  3,664   2,439     -52.13%         --
December 31, 1994.......   8,000   110,165  110,382  6,662   5,324     -30.34         569.86%
December 31, 1995.......  12,000   110,165  113,170 12,802  10,195      -9.47         205.32
December 31, 1996.......  16,000   110,165  115,511 18,341  15,767       -.67         113.22
December 31, 1997.......  20,000   110,165  121,320 28,064  25,523       9.24          75.65
December 31, 1998.......  24,000   110,165  127,368 37,820  35,313      12.26          55.51

Zenith Small Cap Sub-Account

                                                                    Internal Rate
                          Total   Minimum  Variable                 of Return on  Internal Rate
                         Premiums  Death    Death    Cash  Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit  Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------ -------- ------------- -------------
May 2, 1994.............  $4,000  $110,165 $110,170 $3,546  $2,321       --            --
December 31, 1994.......   4,000   110,165  110,165  3,088   1,864     -68.24%         --
December 31, 1995.......   8,000   110,165  111,111  7,672   6,331     -18.55         577.31%
December 31, 1996.......  12,000   110,165  113,389 13,414  10,805      -6.18         206.39
December 31, 1997.......  16,000   110,165  117,307 20,433  17,856       5.12         114.62
December 31, 1998.......  20,000   110,165  114,620 22,503  19,960      -0.08          73.09

Zenith Equity Growth Sub-Account

                                                                    Internal Rate
                          Total   Minimum  Variable                 of Return on  Internal Rate
                         Premiums  Death    Death    Cash  Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit  Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........  $4,000  $110,165 $110,170 $3,546  $2,321       --            --
December 31, 1994.......   4,000   110,165  110,165  3,259   2,035     -98.25%         --
December 31, 1995.......   8,000   110,165  111,339  7,806   6,452     -29.15       1,543.44%
December 31, 1996.......  12,000   110,165  112,131 11,872   9,249     -21.29         312.31
December 31, 1997.......  16,000   110,165  114,703 17,830  15,240      -2.91         147.05
December 31, 1998.......  20,000   110,165  123,072 29,702  27,145      14.21          92.68

Zenith Balanced Sub-Account

                                                                    Internal Rate
                          Total   Minimum  Variable                 of Return on  Internal Rate
                         Premiums  Death    Death    Cash  Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit  Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........  $4,000  $110,165 $110,170 $3,546  $2,321       --            --
December 31, 1994.......   4,000   110,165  110,165  3,446   2,222     -97.04%         --
December 31, 1995.......   8,000   110,165  110,999  7,466   6,111     -35.57       1,538.91%
December 31, 1996.......  12,000   110,165  112,038 11,779   9,156     -22.08         312.13
December 31, 1997.......  16,000   110,165  113,527 16,654  14,064      -7.66         146.07
December 31, 1998.......  20,000   110,165  114,557 21,187  18,630      -3.27          88.50

Zenith Venture Value Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1994.......   4,000   110,165  110,165   3,340   2,115     -97.79%         --
December 31, 1995.......   8,000   110,165  111,330   7,797   6,443     -29.32       1,543.31%
December 31, 1996.......  12,000   110,165  113,152  12,892  10,269     -12.97         314.29
December 31, 1997.......  16,000   110,165  117,027  20,155  17,565       5.64         148.97
December 31, 1998.......  20,000   110,165  119,495  26,125  23,568       7.60          90.95

Zenith International Magnum Equity Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1994.......   4,000   110,165  110,227   3,531   2,306     -96.29%         --
December 31, 1995.......   8,000   110,165  110,534   7,001   5,647     -44.31       1,532.73%
December 31, 1996.......  12,000   110,165  110,747  10,488   7,865     -33.58         309.61
December 31, 1997.......  16,000   110,165  110,165  13,230  10,640     -23.83         143.24
December 31, 1998.......  20,000   110,165  110,543  17,173  14,616     -14.43          86.44

Equity-Income Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1986.......   4,000   110,165  110,273   3,462   2,237     -92.23%         --
December 31, 1987.......   8,000   110,165  110,165   5,892   4,537     -60.16       1,309.09%
December 31, 1988.......  12,000   110,165  110,443  10,106   7,483     -35.30         291.52
December 31, 1989.......  16,000   110,165  111,438  14,813  12,223     -15.28         139.39
December 31, 1990.......  20,000   110,165  110,165  15,574  13,017     -19.18          84.14
December 31, 1991.......  24,000   110,165  111,458  23,458  20,934      -5.02          58.02
December 31, 1992.......  28,000   110,165  115,837  30,452  27,961      -0.04          43.70
December 31, 1993.......  32,000   110,165  120,253  38,626  36,169       3.26          34.46
December 31, 1994.......  36,000   110,165  121,028  43,818  41,393       3.27          27.41
December 31, 1995.......  40,000   110,165  136,569  62,111  59,720       8.25          24.53
December 31, 1996.......  44,000   110,165  153,887  73,077  70,829       8.80          22.38
December 31, 1997.......  48,000   110,165  193,525  95,453  93,677      11.11          22.46
December 31, 1998.......  52,000   110,165  206,665 108,842 107,540      11.02          20.31

Overseas Sub-Account

                                                                     Internal Rate
                          Total   Minimum                            of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1987.......   4,000   110,165  110,165   2,886   1,661     -61.40%         --
December 31, 1988.......   8,000   110,165  110,221   6,586   5,256     -26.15         411.06%
December 31, 1989.......  12,000   110,165  112,214  11,751   9,153     -13.45         172.18
December 31, 1990.......  16,000   110,165  111,452  14,501  11,935     -11.75          98.70
December 31, 1991.......  20,000   110,165  112,005  18,759  16,227      -7.07          65.89
December 31, 1992.......  24,000   110,165  110,165  19,153  16,653     -10.60          46.93
December 31, 1993.......  28,000   110,165  115,880  30,048  27,582      -0.38          36.86
December 31, 1994.......  32,000   110,165  115,023  32,969  30,536      -1.06          28.74
December 31, 1995.......  36,000   110,165  117,012  39,609  37,209       0.67          23.41
December 31, 1996.......  40,000   110,165  120,567  47,387  45,020       2.17          19.67
December 31, 1997.......  44,000   110,165  124,486  55,687  53,794       3.36          16.84
December 31, 1998.......  48,000   110,165  129,572  65,431  64,011       4.40          14.74

High Income Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1985.......   4,000   110,165  110,306   3,628   2,403     -83.56%         --
December 31, 1986.......   8,000   110,165  110,915   7,434   6,083     -31.08       1,157.31%
December 31, 1987.......  12,000   110,165  110,538  10,456   7,836     -30.72         277.20
December 31, 1988.......  16,000   110,165  111,410  14,626  12,039     -15.60         135.14
December 31, 1989.......  20,000   110,165  110,165  16,752  14,198     -14.91          82.30
December 31, 1990.......  24,000   110,165  110,165  19,160  16,639     -13.25          56.56
December 31, 1991.......  28,000   110,165  114,421  28,700  26,212      -2.02          42.70
December 31, 1992.......  32,000   110,165  119,830  37,965  35,510       2.74          33.95
December 31, 1993.......  36,000   110,165  126,216  48,365  45,943       5.62          28.05
December 31, 1994.......  40,000   110,165  123,621  50,108  47,719       3.64          22.37
December 31, 1995.......  44,000   110,165  133,566  62,955  60,746       5.96          19.77
December 31, 1996.......  48,000   110,165  148,070  73,939  72,203       6.84          18.17
December 31, 1997.......  52,000   110,165  173,976  89,062  87,799       7.99          17.76
December 31, 1998.......  56,000   110,165  164,588  87,478  86,689       6.20          14.69

Asset Manager Sub-Account

                                                                     Internal Rate
                          Total   Minimum  Variable                  of Return on  Internal Rate
                         Premiums  Death    Death    Cash   Net Cash   Net Cash    of Return on
Date                       Paid   Benefit  Benefit   Value   Value       Value     Death Benefit
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1989.......   4,000   110,165  110,168   3,452   2,227     -84.15%         --
December 31, 1990.......   8,000   110,165  110,369   6,884   5,532     -38.55       1,064.58%
December 31, 1991.......  12,000   110,165  111,341  11,509   8,888     -21.54         269.76
December 31, 1992.......  16,000   110,165  112,639  15,871  13,284     -10.08         133.46
December 31, 1993.......  20,000   110,165  115,141  22,269  19,714      -0.62          83.54
December 31, 1994.......  24,000   110,165  113,847  23,498  20,977      -4.78          57.23
December 31, 1995.......  28,000   110,165  116,603  30,455  27,967      -0.04          42.89
December 31, 1996.......  32,000   110,165  120,152  37,720  35,265       2.53          33.75
December 31, 1997.......  36,000   110,165  126,369  48,079  45,657       5.43          27.88
December 31, 1998.......  40,000   110,165  130,407  58,162  55,773       6.75          23.26

--------
 * Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Goldman
   Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

  The information below compares the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect Policy charges.

  The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.

  Over the 54 20-year time periods beginning in 1926 and ending in 1998 (i.e. 1926-1945, 1927-1946, and so on through 1979-1998):

  --The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 51 of the 54 periods.

  --The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 54 periods.

  --Common stock average annual returns exceeded the average annual rate of inflation in each of the 54 periods.

  Over the 44 30-year time periods beginning in 1926 and ending in 1998, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 44 periods.

  From 1926 through 1998 the average annual return for common stocks was 11.2%, compared to 5.8% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.

                               ----------------

--------

* Used with permission. (C)1999 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger
  G. Ibbotson and Rex Sinquefield.]

              SUMMARY TABLE: HISTORIC S&P 500 STOCK INDEX RESULTS
                         FOR SPECIFIC HOLDING PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 1998.

  The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                               ----------------

            Percent of Holding Periods with the Following Returns:

                                                                         Greater
                                               0-   5.01-  10.01- 15.01-  Than
   Holding                          Negative 5.00%  10.00% 15.00% 20.00% 20.00%
   Period                            Return  Return Return Return Return Return
   -------                          -------- ------ ------ ------ ------ -------
   1 year..........................    27%      4%    11%     7%    11%    40%
   5 years.........................    10%     14%    14%    31%    19%     12%
   10 years........................     3%     10%    33%    24%    28%      2%
   20 years........................     0%      6%    31%    54%     9%      0%

--------

Used with permission. (C)1999 Ibbotson Associates, Inc. All rights reserved.
 [Certain portions of this work were derived from copyrighted works of Roger
 G. Ibbotson and Rex Sinquefield.]

                          DOLLAR COST AVERAGING

  Dollar cost averaging does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely--not guaranteed--that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Under dollar cost averaging, an investor does not invest more when the price of shares is high and less when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund you chose follows the historical upward market trends, the price at which you sell shares should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

  You should consider your ability to continue on-going dollar cost averaging purchases so that you can take advantage of periods of low price levels if you are considering dollar cost averaging.

                                  APPENDIX D

                            USES OF LIFE INSURANCE

  The following are examples of ways the Policy can be used to address certain financial objectives.

Family Income Protection

  You may purchase life insurance on the lives of the family income earners to provide a death benefit to cover final expenses, and continue current family income. The amount of insurance you purchase should be an amount which will provide a death benefit that, when invested outside the policy at a reasonable interest rate, will generate enough money to replace the individual's income.

Estate Protection

  A trust may purchase life insurance on the life of the person whose estate will incur federal estate taxes upon the person's death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. On the insured's death, the trustee makes the death proceeds available to the estate for the payment of estate tax costs.

Education Funding

  You may purchase life insurance on the life of the parent(s) or primary person funding an education. The amount of insurance you purchase should equal the total education cost projected at a reasonable inflation rate.

  In the event of death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, cash value may be accessed to meet education costs. Loans or surrenders reduce the policy's death benefit.

Mortgage Protection

  You may purchase life insurance on the life of the person responsible for making mortgage payments. The amount of insurance you purchase should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to pay the mortgage balance.

  During the insured's lifetime, cash value may be accessed late in the mortgage term to help make the remaining mortgage payments. Loans or surrenders reduce the policy's death benefit.

Key Person Protection

  A business may purchase life insurance on the life of the key person in an amount equal to the key person's value, considering salary, benefits, and contribution to the business. On the key person's death, the business uses the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

Business Continuation Protection

  You can insure each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit provides funds for the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

Deferred Compensation Plans

  A business may purchase life insurance on the life of an executive to informally fund a nonqualified deferred compensation plan. The cash value may be accessed through withdrawals, loans and surrenders when the benefits are payable. The business may use the insurance policy's death proceeds to recover its costs for the benefits paid to the executive.

Split Dollar Plans

  A business may purchase life insurance on the life of an employee. The arrangement splits the death benefit proceeds, the living benefits and possibly the premium cost between the business and the employee. The arrangement brings together the needs of the employee for insurance protection and the premium paying ability of the employer.

Retirement Income

  You may purchase life insurance on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Loans or surrenders reduce the policy's death benefit.

  Because the Policy provides a death benefit and cash value accumulation, you can use the Policy for various individual and business planning purposes. If you purchase the Policy for such purposes you assume certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if you don't pay sufficient premiums or maintain cash values, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which you purchased the Policy. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with your goals. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                  APPENDIX E

                                TAX INFORMATION

  The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                             ---------------------

                                   Table 1.1

 Comparision of Tax Treatment of Life Insurance Products and Other Retirement
                                 Savings Plans

                                   Cash-Value
                                      Life    Non-Qualified           Qualified
                                   Insurance    Annuities     IRA's    Pension
                                   ---------- ------------- --------- ---------
   Annual Contribution Limits         No         No         Yes        Yes
   Income Eligibility Limits          No         No         Yes**      No
   Borrowing Treated as Distribu-
    tions                             No*        Yes        Loans not  Yes,
                                                            allowed    beyond
                                                                       $50,000
   Income Ordering Rules (Income
    included in First Distribu-
    tion)                             No*        Yes        Yes        Yes
   Early Withdrawal Penalties         No*        Yes***     Yes***     Yes***
   Minimum Distribution Rules by
    Age 70 1/2                        No         No         Yes        Yes
   Maximum Annual Distribution
    Rules                             No         No         Yes        Yes
   Anti-discrimination Rules          No         No         No         Yes

--------
Department of the Treasury

 Office of Tax Analysis

  *If the Policy is not a modified endowment contract.

 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.

*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

  This appendix is not tax advice. You should consult your own tax advisor for more complete information.

New England Variable Life Separate Account of New England Life Insurance
Company

Report of Independent Accountants

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Midcap Value Sub-Account (formerly Avanti Growth Sub-Account), Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Magnum Equity Sub-Account (formerly International Equity Sub-Account), Venture Value Sub-Account, Bond Opportunities Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1998, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 1999

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Assets and Liabilities

December 31, 1998

                                                                                                    New England Zenith Fund
                                    ----------------------------------------------------------------------------------------
                                                                                                                   Growth
                                       Capital        Bond        Money       Stock                    Midcap        and
                                        Growth       Income      Market       Index       Managed       Value      Income
                                         Sub-         Sub-        Sub-         Sub-        Sub-         Sub-        Sub-
                                       Account       Account     Account     Account      Account      Account     Account
                                    -------------- ----------- ----------- ------------ ------------ ----------- -----------
Assets
 Investments in New England Zenith
  Fund, Variable Insurance Products
  Fund, and Variable Insurance
  Products Fund II at value
  (Note 2)........................  $1,062,879,735 $63,810,233 $91,999,048 $112,951,497 $58,280,968  $36,325,954 $66,354,407

                   Shares        Cost
                  --------- --------------
Capital Growth
 Series.........  2,270,965 $  846,910,241
Back Bay
 Advisors Bond
 Income Series..    580,674     62,600,962
Back Bay
 Advisors Money
 Market Series..    919,990     91,999,048
Westpeak Stock
 Index Series...    575,256     72,986,331
Back Bay
 Advisors
 Managed Series.    280,521     44,995,302
Goldman Sachs
 Midcap Value
 Series.........    295,718     40,133,483
Westpeak Growth
 and Income
 Series.........    318,506     52,737,711
Loomis Sayles
 Small Cap
 Series.........    466,286     68,072,072
Salomon Brothers
 U.S. Government
 Series.........     67,545        759,527
Loomis Sayles
 Balanced
 Series.........    927,883     13,354,477
Alger Equity
 Growth Series..  4,069,269     71,472,170
Morgan Stanley
 International
 Magnum Equity
 Series.........  1,025,541     11,496,216
Davis Venture
 Value Series...  4,661,398     87,902,713
Salomon Brothers
 Bond
 Opportunities
 Series.........    105,941      1,257,497
VIP Equity-
 Income
 Portfolio......  6,075,186    114,838,775
VIP Overseas
 Portfolio......  4,647,523     78,413,065
VIP High Income
 Portfolio......    981,426     11,927,393
VIP II Asset
 Manager
 Portfolio......    505,178      7,927,108
                            --------------
Total                       $1,679,784,090
                            ==============
 Amount due and accrued (payable) from
  policy-related transactions, net...        177,286      141,063   1,688,024      146,440        (922)      61,118       58,059
 Dividends receivable................             --           --     317,906           --          --           --           --
                                      --------------  ----------- -----------  ----------- ------------ -----------  -----------
 Total Assets........................  1,063,057,021   63,951,296  94,004,978  113,097,938  58,280,046   36,387,072   66,412,466

Liabilities
 Due New England Life Insurance
  Company...........................      88,352,429    6,135,252   8,674,054   12,388,146   5,030,060    3,676,010    7,460,673
                                      --------------  ----------- -----------  ----------- ------------ -----------  -----------
  Total Liabilities.................      88,352,429    6,135,252   8,674,054   12,388,146   5,030,060    3,676,010    7,460,673
                                      --------------  ----------- -----------  ----------- ------------ -----------  -----------
Net Assets for Variable Life
 Insurance Policies.................  $  974,704,592  $57,816,044 $85,330,924 $100,709,791 $53,249,987  $32,711,062  $58,951,793
                                      ==============  =========== =========== ============ ============ ===========  ===========

                       See Notes to Financial Statements

                                                                                                   Variable Insurance
                                                                                                     Products Fund
----------------------------------------------------------------------------------------- -------------------------------------
                                                 International
   Small        U.S.                   Equity       Magnum       Venture        Bond        Equity-                    High
    Cap      Government  Balanced      Growth       Equity        Value     Opportunities    Income     Overseas      Income
   Sub-         Sub-       Sub-         Sub-         Sub-          Sub-         Sub-          Sub-        Sub-         Sub-
  Account     Account     Account     Account       Account      Account       Account      Account      Account      Account
-----------  ---------- ----------- ------------ ------------- ------------ ------------- ------------ -----------  -----------
$71,588,857   $774,736  $14,391,467 $102,179,339  $11,691,171  $107,911,360  $1,210,903   $154,432,484 $93,181,595  $11,315,839
    134,394      5,294       13,282      356,305       15,466        52,450       7,704          9,726    (100,707)      15,136
         --         --           --           --           --            --          --             --          --           --
-----------   --------  ----------- ------------  -----------  ------------  ----------   ------------ -----------  -----------
 71,723,251    780,030   14,404,749  102,535,644   11,706,637   107,963,810   1,218,608    154,442,210  93,080,888   11,330,975
  7,924,364     88,418    1,928,101   11,661,794    1,388,081    12,691,342     127,954     15,888,809   8,807,089    1,342,020
-----------   --------  ----------- ------------  -----------  ------------  ----------   ------------ -----------  -----------
  7,924,364     88,418    1,928,101   11,661,794    1,388,081    12,691,342     127,954     15,888,809   8,807,089    1,342,020
-----------   --------  ----------- ------------  -----------  ------------  ----------   ------------ -----------  -----------
$63,798,887   $691,612  $12,476,648 $ 90,873,849  $10,318,556  $ 95,272,468  $1,090,654   $138,553,401 $84,273,799  $ 9,988,955
===========   ========  =========== ============  ===========  ============  ==========   ============ ===========  ===========
         Variable
        Insurance
         Products
         Fund II
------------------------ --------------
   Small       Asset
    Cap       Manager
   Sub-         Sub-
  Account     Account       Total
------------ ---------- --------------
$71,588,857  $9,174,668 $2,070,454,260
    134,394         271      2,780,390
         --          --        317,906
------------ ---------- --------------
 71,723,251   9,174,938  2,073,552,557
  7,924,364     987,748    194,552,345
------------ ---------- --------------
  7,924,364     987,748    194,552,345
------------ ---------- --------------
$63,798,887  $8,187,191 $1,879,000,212
============ ========== ==============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Operations

For the Year Ended December 31, 1998

                                                                                      New England Zenith Fund
                          ------------------------------------------------------------------------------------
                                                                                                     Growth
                            Capital       Bond      Money       Stock                   Midcap         and
                             Growth      Income     Market      Index      Managed      Value        Income
                              Sub-        Sub-       Sub-       Sub-        Sub-         Sub-         Sub-
                            Account     Account    Account     Account     Account     Account       Account
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
Income
 Dividends..............  $136,031,595 $4,500,888 $2,243,738 $ 1,665,717 $ 4,920,327 $  8,522,091  $ 4,438,526
Expense
 Mortality and expense
  risk charge (Note 3)..     5,675,180    329,452    281,233     574,859     295,717      213,136      321,673
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net investment income
  (loss)................   130,356,415  4,171,436  1,962,505   1,090,858   4,624,610    8,308,955    4,116,853
Net Realized and
 Unrealized Gain (Loss)
 on Investments
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of period....    91,366,363    892,059         --  19,889,059   9,447,437    6,964,381    6,858,665
 End of period..........   215,969,495  1,209,273         --  39,965,167  13,285,666   (3,807,527)  13,616,695
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   124,603,132    317,214         --  20,076,109   3,838,229  (10,771,908)   6,758,031
 Net realized gain on
  investments...........     5,610,899      1,800         --     190,803     163,910      236,891       14,655
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net realized and
  unrealized gain (loss)
  on investments........   130,214,031    319,014         --  20,266,912   4,002,139  (10,535,017)   6,772,686
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........  $260,570,446 $4,490,449 $1,962,505 $21,357,770 $ 8,626,750 $ (2,226,063) $10,889,538
                          ============ ========== ========== =========== =========== ============  ===========


                       See Notes to Financial Statements

                                                                                                Variable Insurance
                                                                                                  Products Fund
--------------------------------------------------------------------------------------- ----------------------------------
                                                International
   Small         U.S.                 Equity       Magnum       Venture       Bond        Equity-                 High
    Cap       Government  Balanced    Growth       Equity        Value    Opportunities   Income     Overseas    Income
   Sub-          Sub-       Sub-       Sub-         Sub-         Sub-         Sub-         Sub-        Sub-       Sub-
  Account      Account    Account     Account      Account      Account      Account      Account    Account     Account
-----------   ---------- ---------- ----------- ------------- ----------- ------------- ----------- ---------- -----------
$ 1,148,975    $32,331   $  607,129 $ 3,598,904   $ 251,292   $ 2,912,129   $ 81,480    $ 8,088,940 $6,093,523 $ 1,064,286
    380,727     (2,318)      52,939     452,661      48,632       512,333     (9,440)       902,569    550,070      67,547
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
    768,248     34,649      554,190   3,146,243     202,660     2,399,796     90,920      7,186,371  5,543,453     996,739
  5,422,058     (1,916)     642,612   5,391,267    (155,005)   10,716,783     (2,256)    32,699,163 11,137,299     964,520
  3,516,783     15,209    1,036,991  30,707,168     194,954    20,008,648    (46,594)    39,593,709 14,768,529    (611,552)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,905,274)    17,125      394,379  25,315,901     349,959     9,291,865    (44,337)     6,894,545  3,631,231  (1,576,072)
     20,862         11        6,840      56,142       5,897        22,521        493        561,003    333,272      20,913
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,884,412)    17,136      401,219  25,372,043     355,856     9,314,386    (43,844)     7,455,548  3,964,503  (1,555,159)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
$(1,116,164)   $51,785   $  955,409 $28,518,286   $ 558,517   $11,714,181   $ 47,076    $14,641,919 $9,507,956 $  (558,420)
===========    =======   ========== ===========   =========   ===========   ========    =========== ========== ===========
         Variable
        Insurance
         Products
         Fund II
------------------------ ------------
   Small        Asset
    Cap        Manager
   Sub-          Sub-
  Account      Account      Total
------------- ---------- ------------
$ 1,148,975   $  835,511 $187,037,382
    380,727       50,140   10,697,110
------------- ---------- ------------
    768,248      785,371  176,340,272
  5,422,058      971,097  203,203,584
  3,516,783    1,247,559  390,670,172
------------- ---------- ------------
 (1,905,274)     276,461  187,466,588
     20,862        4,137    7,251,049
------------- ---------- ------------
 (1,884,412)     280,598  194,717,637
------------- ---------- ------------
$(1,116,164)  $1,065,969 $371,057,909
============= ========== ============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Operations

For the Year Ended December 31, 1997

                                                                                  New England Zenith Fund
                          --------------------------------------------------------------------------------
                                                                                                  Growth
                            Capital        Bond      Money       Stock                 Midcap      and
                             Growth       Income     Market      Index     Managed     Value      Income
                              Sub-         Sub-       Sub-       Sub-        Sub-       Sub-       Sub-
                            Account      Account    Account     Account    Account    Account    Account
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
Income
 Dividends..............  $184,229,729  $3,419,409 $1,852,865 $ 1,082,727 $5,025,764 $2,781,138 $3,928,553
Expense
 Mortality and expense
  risk charge (Note 3)..     4,170,905     253,374    241,048     333,771    229,423    207,451    190,264
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net investment income
  (loss)................   180,058,824   3,166,035  1,611,817     748,956  4,796,341  2,573,687  3,738,289
Net Realized and
 Unrealized Gain (Loss)
 on Investments
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of year......   138,009,405      40,519         --   7,633,013  6,137,629  4,823,316  3,107,090
 End of year............    91,366,363     892,059         --  19,889,059  9,447,437  6,964,381  6,858,664
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   (46,643,042)    851,540         --  12,256,046  3,309,808  2,141,065  3,751,574
 Net realized gain on
  investments...........     1,699,829      15,488         --      35,165    242,079     87,159     17,721
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net realized and
  unrealized gain (loss)
  on investments........   (44,943,213)    867,028         --  12,291,211  3,551,887  2,228,224  3,769,295
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........  $135,115,611  $4,033,063 $1,611,817 $13,040,167 $8,348,228 $4,801,911 $7,507,584
                          ============  ========== ========== =========== ========== ========== ==========

                       See Notes to Financial Statements


---------------------------------------------------------------------------------
                                           International
  Small        U.S.               Equity      Magnum      Venture       Bond
   Cap      Government Balanced   Growth      Equity       Value    Opportunities
   Sub-        Sub-      Sub-      Sub-        Sub-         Sub-        Sub-
 Account     Account   Account   Account      Account     Account      Account
----------  ---------- -------- ---------- ------------- ---------- -------------
$6,279,206    $9,089   $438,430 $4,721,050   $ 209,389   $1,822,395    $43,914
   275,141     2,290     50,941    265,599      51,702      276,055      9,400
----------    ------   -------- ----------   ---------   ----------    -------
 6,004,065     6,799    387,489  4,455,451     157,687    1,546,340     34,514
 3,059,565      (819)   236,625  2,084,389     136,191    2,398,023     (1,153)
 5,422,058    (1,916)   642,612  5,391,267    (155,006)  10,716,783     (2,256)
----------    ------   -------- ----------   ---------   ----------    -------
 2,362,493    (1,097)   405,987  3,306,878    (291,197)   8,318,760     (1,103)
    20,956         1     55,231     75,802       8,303       21,718        201
----------    ------   -------- ----------   ---------   ----------    -------
 2,383,449    (1,096)   461,218  3,382,680    (282,894)   8,340,478       (902)
----------    ------   -------- ----------   ---------   ----------    -------
$8,387,514    $5,703   $848,707 $7,838,131   $(125,207)  $9,886,818    $33,612
==========    ======   ======== ==========   =========   ==========    =======
---------------------------------------------------------------------------------
                                Variable
                                Insurance
      Variable Insurance        Products
         Products Fund           Fund II
------------------------------- ---------

  Equity-                High     Asset
  Income     Overseas   Income   Manager
   Sub-        Sub-      Sub-     Sub-
  Account    Account   Account   Account        Total
----------- ---------- -------- ---------    ------------
$ 8,872,794 $5,434,055 $393,295 $528,401     $231,072,203
    676,059    447,597   41,502   33,135        7,755,657
----------- ---------- -------- --------     ------------
  8,196,735  4,986,458  351,793  495,266      223,316,546
 16,409,989  9,502,216  362,600  547,647      194,486,245
 32,699,163 11,137,299  964,520  971,097      203,203,584
----------- ---------- -------- --------     ------------
 16,289,174  1,635,083  601,920  423,450        8,717,339
    126,489     67,905   12,234    5,368        2,491,649
----------- ---------- -------- --------     ------------
 16,415,663  1,702,988  614,154  428,818       11,208,988
----------- ---------- -------- --------     ------------
$24,612,398 $6,689,446 $965,947 $924,084     $234,525,534
=========== ========== ======== ========     ============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Operations

For the Year Ended December 31, 1996

                                                                                 New England Zenith Fund
                          -------------------------------------------------------------------------------

                            Capital       Bond       Money      Stock                 Midcap   Growth and
                             Growth      Income      Market     Index     Managed     Value      Income
                              Sub-        Sub-        Sub-       Sub-       Sub-       Sub-       Sub-
                            Account     Account     Account    Account    Account    Account    Account
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
Income
 Dividends..............  $ 32,991,113 $2,579,133  $1,306,712 $  841,454 $2,942,415 $1,494,679 $1,804,344
Expense
 Mortality and expense
  risk charge (Note 3)..     2,981,244    192,456     160,903    168,590    158,607    137,775    100,738
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
 Net investment income
  (loss)................    30,009,869  2,386,677   1,145,809    672,864  2,783,808  1,356,904  1,703,606
Net Realized and
 Unrealized Gain (Loss)
 on Investments
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of year......    71,963,590    997,195          --  2,853,587  5,216,548  2,881,100  2,105,777
 End of year............   138,009,405     40,519          --  7,633,013  6,137,629  4,823,316  3,107,090
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
 Net change in
  unrealized
  appreciation
  (depreciation)........    66,045,815   (956,676)         --  4,779,426    921,081  1,942,216  1,001,313
 Net realized gain
  (loss) on investments.       985,421        299          --      1,808     69,775     27,429     18,964
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
 Net realized and
  unrealized gain (loss)
  on investments........    67,031,236   (956,377)         --  4,781,234    990,856  1,969,645  1,020,277
                          ------------ ----------  ---------- ---------- ---------- ---------- ----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........  $ 97,041,105 $1,430,300  $1,145,809 $5,454,098 $3,774,664 $3,326,549 $2,723,883
                          ============ ==========  ========== ========== ========== ========== ==========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.

                       See Notes to Financial Statements





----------------------------------------------------------------------------------
                                            International
  Small        U.S.               Equity       Magnum      Venture       Bond
   Cap      Government Balanced   Growth       Equity       Value    Opportunities
   Sub-        Sub-      Sub-      Sub-         Sub-         Sub-        Sub-
 Account     Account*  Account   Account       Account     Account     Account*
----------  ---------- -------- ----------  ------------- ---------- -------------
$1,624,708    $ 702    $104,939 $   44,863    $ 71,347    $  444,012    $ 1,218
    90,146       28      11,713    104,685      19,385        64,656         40
----------    -----    -------- ----------    --------    ----------    -------
 1,534,562      674      93,226    (59,822)     51,962       379,356      1,178
   768,552       --       3,769     65,901      24,089       171,931         --
 3,059,565     (819)    236,625  2,084,389     136,191     2,398,023     (1,153)
----------    -----    -------- ----------    --------    ----------    -------
 2,291,013     (819)    232,856  2,018,488     112,102     2,226,092     (1,153)
    31,570       --       2,318     11,723         159         4,907         --
----------    -----    -------- ----------    --------    ----------    -------
 2,322,583     (819)    235,174  2,030,211     112,261     2,230,999     (1,153)
----------    -----    -------- ----------    --------    ----------    -------
$3,857,145    $(145)   $328,400 $1,970,389    $164,223    $2,610,355    $    25
==========    =====    ======== ==========    ========    ==========    =======
----------------------------------------------------------------------------------
                                Variable
                                Insurance
      Variable Insurance        Products
         Products Fund           Fund II
------------------------------- ---------

  Equity-                High     Asset
  Income     Overseas   Income   Manager
   Sub-        Sub-      Sub-     Sub-
  Account    Account   Account   Account       Total
----------- ---------- -------- ---------   ------------
$ 2,662,990 $1,164,550 $199,463 $174,907    $ 50,453,549
    428,473    325,346   19,551   20,483       4,984,819
----------- ---------- -------- --------    ------------
  2,234,517    839,204  179,912  154,424      45,468,730
  9,642,454  4,022,725  167,043  269,255     101,153,516
 16,409,989  9,502,216  362,600  547,647     194,486,245
----------- ---------- -------- --------    ------------
  6,767,535  5,479,491  195,557  278,392      93,332,729
     27,750     44,049    1,942    4,122       1,232,236
----------- ---------- -------- --------    ------------
  6,795,285  5,523,540  197,499  282,514      94,564,965
----------- ---------- -------- --------    ------------
$ 9,029,802 $6,362,744 $377,411 $436,938    $140,033,695
=========== ========== ======== ========    ============

                   See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Changes in Net Assets

For the Year Ended December 31, 1998

                                                                                                 New England Zenith Fund
                   ------------------------------------------------------------------------------------------------------------
                                                                                                         Growth
                      Capital        Bond          Money         Stock                      Midcap         and         Small
                      Growth        Income        Market         Index        Managed       Value        Income         Cap
                       Sub-          Sub-          Sub-           Sub-         Sub-          Sub-         Sub-         Sub-
                      Account       Account       Account       Account       Account      Account       Account      Account
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
From Operating
 Activities
 Net investment
  income (loss)..  $ 130,356,415  $ 4,171,436  $   1,962,505  $  1,090,858  $ 4,624,610  $  8,308,955  $ 4,116,853  $   768,248
 Net realized and
  unrealized gain
  (loss) on
  investments....    130,214,031      319,014             --    20,266,912    4,002,139   (10,535,017)   6,772,686   (1,884,412)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations.....    260,570,446    4,490,449      1,962,505    21,357,770    8,626,750    (2,226,063)  10,889,538   (1,116,164)
From Policy-
 Related
 Transactions
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    130,346,621   10,522,040    221,378,611    15,997,005    6,508,238     8,067,127   10,034,046   16,979,803
 Net transfers
  (to) from other
  sub-
  accounts.......     28,412,166    9,220,311   (149,270,654)   22,094,429    6,317,021      (102,089)  15,004,643    9,499,585
 Net transfers to
  New England
  Life Insurance
  Company........   (136,266,249)  (7,932,456)   (21,844,962)  (16,290,249)  (6,742,406)   (4,094,516)  (8,744,105)  (9,074,771)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase in
  net assets
  resulting from
  policy related
  transactions...     22,492,538   11,809,895     50,262,995    21,801,185    6,082,853     3,870,522   16,294,584   17,404,617
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net increase in
  net assets.....    283,062,984   16,300,344     52,225,500    43,158,955   14,709,603     1,644,459   27,184,123   16,288,452
Net Assets, at
 beginning of the
 period..........    691,641,608   41,515,700     33,105,424    57,550,836   38,540,384    31,066,603   31,767,670   47,510,435
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
Net Assets, at
 end of the
 period..........  $ 974,704,592  $57,816,044  $  85,330,924  $100,709,791  $53,249,987  $ 32,711,062  $58,951,793  $63,798,887
                   =============  ===========  =============  ============  ===========  ============  ===========  ===========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
                                       International
   U.S.                     Equity        Magnum       Venture         Bond
Government   Balanced       Growth        Equity        Value      Opportunities
   Sub-        Sub-          Sub-          Sub-          Sub-          Sub-
 Account      Account      Account        Account      Account        Account
----------  -----------  ------------  ------------- ------------  -------------
$   34,649  $   554,190  $  3,146,243   $   202,660  $  2,399,796   $   90,920
    17,136      401,219    25,372,043       355,856     9,314,386      (43,844)
----------  -----------  ------------   -----------  ------------   ----------
    51,785      955,409    28,518,286       558,517    11,714,181       47,076
        --    3,185,034    18,566,913     3,131,225    24,165,947           --
   590,096    3,794,185    16,305,214       999,735    23,584,994      612,788
 (111,452)   (2,333,228)  (14,453,624)   (1,503,958)  (15,609,387)    (156,947)
----------  -----------  ------------   -----------  ------------   ----------
   478,644    4,645,991    20,418,503     2,627,002    32,141,554      455,841
----------  -----------  ------------   -----------  ------------   ----------
   530,429    5,601,400    48,936,789     3,185,519    43,855,735      502,917
   161,183    6,875,248    41,937,060     7,133,037    51,416,733      587,737
----------  -----------  ------------   -----------  ------------   ----------
$  691,612  $12,476,648  $ 90,873,849   $10,318,556  $ 95,272,468   $1,090,654
==========  ===========  ============   ===========  ============   ==========
               Variable                      Insurance
         Variable Insurance                  Products
            Products Fund                     Fund II
---------------------------------------     -------------------------------
  Equity-                      High           Asset
   Income       Overseas      Income         Manager
    Sub-          Sub-         Sub-           Sub-
  Account       Account       Account        Account        Total
------------  ------------  -----------    ------------ ---------------
$  7,186,371  $  5,543,453  $   996,739    $   785,371  $  176,340,272
   7,455,548     3,964,503   (1,555,159)       280,598     194,717,637
------------  ------------  -----------    ------------ ---------------
  14,641,919     9,507,956     (558,420)     1,065,969     371,057,909
  26,170,240    17,386,996    2,434,923      1,626,307     516,501,076
   8,474,098       342,473    2,823,884      1,297,121              --
 (18,064,178)  (10,788,946)  (1,891,706)    (1,251,084)   (277,154,223)
------------  ------------  -----------    ------------ ---------------
  16,580,160     6,940,523    3,367,101      1,672,344     239,346,853
------------  ------------  -----------    ------------ ---------------
  31,222,080    16,448,479    2,808,682      2,738,313     610,404,762
 107,331,321    67,825,320    7,180,273      5,448,878   1,268,595,450
------------  ------------  -----------    ------------ ---------------
$138,553,401  $ 84,273,799  $ 9,988,955     $ 8,187,191  $1,879,000,212
============  ============  ===========    ============ ===============





                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Changes in Net Assets

For the Year Ended December 31, 1997

                                                                                                New England Zenith Fund
                   -----------------------------------------------------------------------------------------------------------
                      Capital        Bond          Money         Stock                     Midcap                     Small
                      Growth        Income        Market         Index        Managed       Value     Growth and       Cap
                       Sub-          Sub-          Sub-           Sub-         Sub-         Sub-      Income Sub-     Sub-
                      Account       Account       Account       Account       Account      Account      Account      Account
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
From Operating
 Activities
 Net investment
  income (loss)..  $ 180,058,824  $ 3,166,035  $   1,611,817  $    748,956  $ 4,796,341  $ 2,573,687  $ 3,738,289  $ 6,004,065
 Net realized and
  unrealized gain
  (loss) on
  investments....    (44,943,213)     867,028             --    12,291,211    3,551,887    2,228,224    3,769,295    2,383,449
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations.....    135,115,611    4,033,063      1,611,817    13,040,167    8,348,228    4,801,911    7,507,584    8,387,514
From Policy-
 Related
 Transactions
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    115,563,292    9,916,442    112,790,933    11,030,326    6,066,893    8,052,822    6,483,236   12,931,007
 Net transfers
  (to) from other
  sub-
  accounts.......     19,184,703    2,250,884   (100,492,346)   13,670,086    2,168,458      728,467    6,112,407   13,551,252
 Net transfers to
  New England
  Life Insurance
  Company........   (103,221,618)  (7,435,545)   (10,617,259)  (11,516,905)  (6,628,199)  (5,007,957)  (5,507,253)  (8,882,069)
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets
  resulting from
  policy related
  transactions...     31,526,377    4,731,781      1,681,328    13,183,507    1,607,152    3,773,332    7,088,390   17,600,190
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets.....    166,641,988    8,764,844      3,293,145    26,223,674    9,955,380    8,575,243   14,595,974   25,987,704
Net Assets, at
 beginning of the
 year............    524,999,620   32,750,856     29,812,279    31,327,162   28,585,004   22,491,360   17,171,696   21,522,731
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
Net Assets, at
 end of the year.  $ 691,641,608  $41,515,700  $  33,105,424  $ 57,550,836  $38,540,384  $31,066,603  $31,767,670  $47,510,435
                   =============  ===========  =============  ============  ===========  ===========  ===========  ===========

                       See Notes to Financial Statements



-------------------------------------------------------------------------------
                                      International
   U.S.                    Equity        Magnum       Venture         Bond
Government   Balanced      Growth        Equity        Value      Opportunities
   Sub-        Sub-         Sub-          Sub-          Sub-          Sub-
 Account      Account      Account       Account      Account        Account
----------  -----------  -----------  ------------- ------------  -------------
 $  6,799   $   387,489  $ 4,455,451   $   157,687  $  1,546,340    $ 34,514
   (1,096)      461,218    3,382,680      (282,894)    8,340,478        (902)
 --------   -----------  -----------   -----------  ------------    --------
    5,703       848,707    7,838,131      (125,207)    9,886,818      33,612
       --     2,146,406   14,606,449     3,056,999    13,157,429          --
  118,925     2,461,028    6,194,266     1,537,466    22,596,463     563,357
   (9,482)   (1,814,302)  (8,772,068)   (1,574,196)  (10,885,947)    (36,000)
 --------   -----------  -----------   -----------  ------------    --------
  109,443     2,793,132   12,028,647     3,020,269    24,867,945     527,357
 --------   -----------  -----------   -----------  ------------    --------
  115,146     3,641,839   19,866,778     2,895,062    34,754,763     560,969
   46,037     3,233,409   22,070,282     4,237,975    16,661,970      26,768
 --------   -----------  -----------   -----------  ------------    --------
 $161,183   $ 6,875,248  $41,937,060   $ 7,133,037  $ 51,416,733    $587,737
 ========   ===========  ===========   ===========  ============    ========
                                         Variable
                                         Insurance
         Variable Insurance              Products
           Products Fund                 Fund II
--------------------------------------  ---------------------------
  Equity-                     High        Asset
   Income      Overseas      Income      Manager
    Sub-         Sub-         Sub-         Sub-
  Account       Account      Account     Account        Total
------------  -----------  -----------  ----------- ---------------
$  8,196,735  $ 4,986,458  $   351,793  $  495,266  $  223,316,546
  16,415,663    1,702,988      614,154     428,818      11,208,988
------------  -----------  -----------  ----------- ---------------
  24,612,398    6,689,446      965,947     924,084     234,525,534
  23,866,781   17,551,475    2,042,291   1,403,144     360,665,925
   5,377,892    1,724,137    1,829,771     422,784              --
 (18,885,322)  (9,549,079)  (1,756,377)   (881,229)   (212,980,807)
------------  -----------  -----------  ----------- ---------------
  10,359,351    9,726,533    2,115,685     944,699     147,685,118
------------  -----------  -----------  ----------- ---------------
  34,971,749   16,415,979    3,081,632   1,868,783     382,210,652
  72,359,572   51,409,341    4,098,641   3,580,095     886,384,798
------------  -----------  -----------  ----------- ---------------
$107,331,321  $67,825,320  $ 7,180,273  $5,448,878  $1,268,595,450
============  ===========  ===========  =========== ===============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Statement of Changes in Net Assets

For the Year Ended December 31, 1996

                                                                                                 New England Zenith Fund
                       --------------------------------------------------------------------------------------------------------
                                                                                                         Growth
                         Capital        Bond         Money         Stock                    Midcap         and         Small
                          Growth       Income        Market        Index       Managed       Value       Income         Cap
                           Sub-         Sub-          Sub-         Sub-         Sub-         Sub-         Sub-         Sub-
                         Account       Account      Account       Account      Account      Account      Account      Account
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
From Operating
 Activities
 Net investment
  income (loss)......  $ 30,009,869  $ 2,386,677  $  1,145,809  $   672,864  $ 2,783,808  $ 1,356,904  $ 1,703,606  $ 1,534,562
 Net realized and
  unrealized gain
  (loss) on
  investments........    67,031,236     (956,377)           --    4,781,234      990,856    1,969,645    1,020,277    2,322,583
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
 Net Increase
  (decrease) in net
  assets resulting
  from operations....    97,041,105    1,430,300     1,145,809    5,454,098    3,774,664    3,326,549    2,723,883    3,857,145
From Policy-Related
 Transactions
 Net premiums
  transferred from
  New England Life
  Insurance Company
  (Note 4)...........   111,194,198    8,517,031    79,806,482    6,566,717    5,631,293    7,140,375    5,201,936    5,440,860
 Net transfers (to)
  from other sub-
  accounts...........    (1,541,352)   1,894,963   (61,482,739)   5,875,439    1,412,522    2,859,556    2,274,270   10,060,122
 Net transfers to New
  England Life
  Insurance Company..   (76,528,987)  (5,770,575)   (9,089,129)  (5,144,242)  (4,232,475)  (5,172,577)  (3,338,871)  (4,380,392)
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
 Net Increase in net
  assets resulting
  from policy related
  transactions.......    33,123,859    4,641,419     9,234,614    7,297,914    2,811,340    4,827,354    4,137,335   11,120,590
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
 Net increase in net
  assets.............   130,164,964    6,071,719    10,380,423   12,752,012    6,586,004    8,153,903    6,861,218   14,977,735
Net Assets, at
 beginning of the
 year................   394,834,656   26,679,137    19,431,856   18,575,150   21,999,000   14,337,457   10,310,478    6,544,996
                       ------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
Net Assets, at end of
 the year............  $524,999,620  $32,750,856  $ 29,812,279  $31,327,162  $28,585,004  $22,491,360  $17,171,696  $21,522,731
                       ============  ===========  ============  ===========  ===========  ===========  ===========  ===========

*For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.

                       See Notes to Financial Statements

-----------------------------------------------------------------------------
                                     International
   U.S.                   Equity        Magnum       Venture        Bond
Government   Balanced     Growth        Equity        Value     Opportunities
   Sub-        Sub-        Sub-          Sub-         Sub-          Sub-
 Account*    Account      Account       Account      Account      Account*
----------  ----------  -----------  ------------- -----------  -------------
 $   674    $   93,226  $   (59,822)  $    51,962  $   379,356     $ 1,178
    (819)      235,174    2,030,211       112,261    2,230,999      (1,153)
 -------    ----------  -----------   -----------  -----------     -------
    (145)      328,400    1,970,389       164,223    2,610,355          25
      --       811,932    9,286,073     1,454,605    4,876,053          --
  46,951     2,383,695   11,496,667     2,908,047    9,510,686      27,190
    (769)     (708,829)  (6,395,345)   (1,242,748)  (3,721,564)       (447)
 -------    ----------  -----------   -----------  -----------     -------
  46,182     2,486,798   14,387,395     3,119,904   10,665,175      26,743
 -------    ----------  -----------   -----------  -----------     -------
  46,037     2,815,198   16,357,784     3,284,127   13,275,530      26,768
      --       418,211    5,712,498       953,848    3,386,440          --
 -------    ----------  -----------   -----------  -----------     -------
 $46,037    $3,233,409  $22,070,282   $ 4,237,975  $16,661,970     $26,768
 =======    ==========  ===========   ===========  ===========     =======
-----------------------------------------------------------------------------
                                         Variable
                                        Insurance
         Variable Insurance              Products
           Products Fund                 Fund II
--------------------------------------  ---------

  Equity-                      High       Asset
   Income       Overseas      Income     Manager
    Sub-          Sub-         Sub-        Sub-
  Account       Account      Account     Account        Total
------------  ------------  ----------  ----------  --------------
$  2,234,517  $    839,204  $  179,912  $  154,424  $  45,468,730
   6,795,285     5,523,540     197,499     282,514     94,564,965
------------  ------------  ----------  ----------  --------------
   9,029,802     6,362,744     377,411     436,938    140,033,695
  20,426,731    17,135,189     970,763   1,258,847    285,719,085
   9,029,810     1,051,463   1,631,762     560,948             --
 (13,479,623)  (11,522,274)   (623,788)   (649,631)  (152,002,266)
------------  ------------  ----------  ----------  --------------
  15,976,918     6,664,378   1,978,737   1,170,164    133,716,819
------------  ------------  ----------  ----------  --------------
  25,006,720    13,027,122   2,356,148   1,607,102    273,750,514
  47,352,852    38,382,219   1,742,493   1,972,993    612,634,284
------------  ------------  ----------  ----------  --------------
$ 72,359,572  $ 51,409,341  $4,098,641  $3,580,095  $ 886,384,798
============  ============  ==========  ==========  ==============

                       See Notes to Financial Statements

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements

1. Nature of Business. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI as the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Sub-Accounts. The Account has eighteen investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the eighteen Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. Mortality and Expense Risk Charges. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus" , "Zenith Life Plus II" and "Zenith Variable Whole Life") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% and .75% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable life policies. For the modified single premium ("American Gateway") and flexible premium ("Zenith Executive Advantage Plus") variable life policies mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90% and a maximum annual rate of .75%, respectively.

4. Net Premium Transfers and Deductions from Cash Value. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales loads, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

5. Federal Income Taxes. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. Investment Advisers. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc., which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

              Series                      Adviser                    Sub-Adviser
              ------                 ------------------ --------------------------------------
Capital Growth                       CGM*                                 --
Back Bay Advisors Money Market       TNE Advisers, Inc. Back Bay Advisors, L.P.*
Back Bay Advisors Bond Income        TNE Advisers, Inc. Back Bay Advisors, L.P.*
Back Bay Advisors Managed            TNE Advisers, Inc. Back Bay Advisors, L.P.*
Westpeak Stock Index                 TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
Westpeak Growth and Income           TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
Goldman Sachs Midcap Value Series    TNE Advisers, Inc. Goldman Sachs Asset Management, Inc
Loomis Sayles Small Cap              TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced               TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Morgan Stanley International Magnum  TNE Advisers, Inc. Morgan Stanley Dean Witter
 Equity                                                  Investment Management, Inc.
Davis Venture Value                  TNE Advisers, Inc. Davis Selected Advisers, L.P.
Alger Equity Growth                  TNE Advisers, Inc. Fred Alger Management, Inc.
Salomon Brothers U.S. Government     TNE Advisers, Inc. Salomon Brothers Asset Management, Inc
Salomon Brothers Strategic Bond
 Opportunities                       TNE Advisers, Inc. Salomon Brothers Asset Management, Inc

*An affiliate of NELICO

Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and a new Sub-advisory agreement between TNE Advisers, Inc. and Morgan Stanley Dean Witter Investment Management, Inc. (formerly Morgan Stanley Asset Management Inc.) went into effect replacing the prior agreement between TNE Advisers, Inc. and Draycott Partners, Ltd.

Effective May 1, 1998 Goldman Sachs Asset Management, ("Goldman Sachs"), became the subadvisor of the Loomis Sayles Avanti Growth Series, succeeding Loomis Sayles & Company, L.P., and the name of the Series was changed to the "Goldman Sachs Midcap Value Series". Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

7. Investment Purchases and Sales. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1998:

                                                       Purchases      Sales
                                                      ------------ ------------
   Capital Growth Series                              $229,923,840 $194,572,879
   Back Bay Advisors Money Market Series               303,898,559  250,343,059
   Back Bay Advisors Bond Income Series                 29,019,450   16,718,466
   Back Bay Advisors Managed Series                     16,871,874   10,374,817
   Westpeak Stock Index Series                          52,293,114   27,237,590
   Westpeak Growth and Income Series                    31,543,693   13,028,848
   Goldman Sachs Midcap Value Series                    13,255,960   10,518,399
   Loomis Sayles Small Cap Series                       36,489,723   19,320,276
   Loomis Sayles Balanced Series                         9,318,701    4,071,999
   Morgan Stanley International Magnum Equity Series     7,480,032    4,717,292
   Davis Venture Value Series                           59,616,224   23,838,504
   Alger Equity Growth Series                           42,615,754   18,064,237
   Salomon Bothers U.S. Government Series                  867,216      285,257
   Salomon Bothers Strategic Bond Opportunities
    Series                                               1,003,667      429,636
   VIP Equity-Income Portfolio                          50,932,583   36,386,679
   VIP Overseas Portfolio                               34,976,709   29,742,167
   VIP High Income Portfolio                             8,610,053    5,246,052
   VIP II Asset Manager Portfolio                        4,502,242    2,748,465

8. Net Investment Returns. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of American Gateway Series, and Zenith Executive Advantage Plus, the mortality and expense risk charge is deducted monthly from the cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Fixed Premium ("Zenith Life") Policies

                                                 Net Investment Return of the Sub-Accounts
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  30.30%   (3.82)%   53.45%   (6.38)%   14.57%   (7.39)%   37.55%   20.65%   23.05 %   33.63 %
Bond Income.............  11.91%    7.71 %   17.55%    7.80 %   12.22%   (3.70)%   20.78%    4.24%   10.50 %    8.66 %
Money Market............   8.87%    7.81 %    5.84%    3.43 %    2.61%    3.61 %    5.33%    4.76%    4.97 %    4.90 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  29.70%   (4.48)%   29.98%    6.92 %    9.34%    0.76 %   36.44%   22.04%   32.03 %   27.49 %
Managed.................  18.67%    2.85 %   19.75%    6.33 %   10.26%   (1.46)%   30.81%   14.62%   26.12 %   19.24 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.47%   (0.62)%   29.90%   17.20%   16.91 %   (5.79)%
Growth and Income...........................................    13.97%   (1.55)%   35.99%   17.68%   33.01 %   24.02 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity-Income...............................................     9.29%    6.69 %   34.62%   13.88%   27.66 %   11.24 %
Overseas....................................................    14.57%    1.37 %    9.30%   12.82%   11.17 %   12.36 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.45)%   28.40%   30.22%   24.42 %   (2.04)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.58)%   20.18%   13.63%   17.26 %   (4.66)%
Asset Manager........................................................    (4.41)%   16.55%   14.20%   20.23 %   14.65 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.84%   12.78%   25.19 %   47.27 %
Balanced......................................................................     13.75%   16.50%   15.77 %    8.73 %
International Magnum Equity...................................................      3.85%    6.30%   (1.64)%    6.90 %
Venture Value.................................................................     21.64%   25.40%   33.03 %   14.02 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Single Premium ("Zenith Life One") Policies

                                                 Net Investment Return of the Sub-Accounts
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  30.17%   (3.91)%   53.29%   (6.47)%   14.46%   (7.38)%   37.41%   20.53%   22.92 %   33.49 %
Bond Income.............  11.79%    7.60 %   17.43%    7.69 %   12.10%   (3.80)%   20.66%    4.14%   10.39 %    8.55 %
Money Market............   8.77%    7.71 %    5.74%    3.33 %    2.51%    3.35 %    5.23%    4.65%    4.87 %    4.79 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  29.57%   (4.58)%   29.85%    6.81 %    9.23%    0.66 %   36.30%   21.91%   31.90 %   27.36 %
Managed.................  18.55%    2.75 %   19.63%    6.22 %   10.15%   (1.56)%   30.67%   14.51%   25.99 %   19.12 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.39%   (0.72)%   29.77%   17.08%   16.80 %   (5.88)%
Growth and Income...........................................    13.90%   (1.65)%   38.85%   17.56%   32.87 %   23.89 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity Income...............................................     9.22%    6.59 %   34.49%   13.77%   27.53 %   11.13 %
Overseas....................................................    14.49%    1.27 %    9.19%   12.70%   11.05 %   12.24 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.52)%   28.27%   30.09%   24.29 %   (2.14)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.61)%   20.06%   13.52%   17.14 %   (4.76)%
Asset Manager........................................................    (4.45)%   16.43%   14.09%   20.11 %   14.53 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.76%   12.66%   25.06 %   47.12 %
Balanced......................................................................     13.67%   16.39%   15.66 %    8.62 %
International Magnum Equity...................................................      3.79%    6.19%   (1.74)%    6.79 %
Venture Value.................................................................     21.56%   25.27%   32.90 %   13.90 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Variable Ordinary ("Zenith Life Plus", "Zenith Life Plus II" and "Zenith Variable Whole Life") and Limited Payment ("Zenith Life Executive 65") Policies

                                                 Net Investment Return of the Sub-Accounts
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  29.98%   (4.06)%   53.06%   (6.61)%   14.28%   (7.62)%   37.21%   20.34%   22.74 %   33.29 %
Bond Income.............  11.63%    7.44 %   17.25%    7.53 %   11.94%   (3.94)%   20.47%    3.98%   10.23 %    8.39 %
Money Market............   8.60%    7.54 %    5.58%    3.18 %    2.36%    3.35 %    5.07%    4.50%    4.71 %    4.63 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  29.37%   (4.72)%   29.65%    6.65 %    9.07%    0.51 %   36.10%   21.73%   31.70 %   27.17 %
Managed.................  18.37%    2.59 %   19.45%    6.06 %    9.99%   (1.70)%   30.48%   14.34%   25.81 %   18.94 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.28%   (0.87)%   29.57%   16.90%   16.62 %   (6.03)%
Growth and Income...........................................    13.78%   (1.80)%   35.65%   17.38%   32.67 %   23.71 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity-Income...............................................     9.11%    6.43 %   34.29%   13.59%   27.34 %   10.96 %
Overseas....................................................    14.38%    1.12 %    9.02%   12.53%   10.89 %   12.08 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.61)%   28.08%   29.90%   24.11 %   (2.28)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.66)%   19.88%   13.35%   16.96 %   (4.90)%
Asset Manager........................................................    (4.49)%   16.26%   13.91%   19.93 %   14.36 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.64%   12.49%   24.88 %   46.90 %
Balanced......................................................................     13.56%   16.21%   15.48 %    8.46 %
International Magnum Equity...................................................      3.68%    6.03%   (1.89)%    6.63 %
Venture Value.................................................................     21.44%   25.08%   32.70 %   13.73 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Variable Survivorship ("Zenith Survivorship Life") Policies

                                                Net Investment Return of the Sub-Accounts*
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  29.59%   (4.35)%   52.61%   (6.90)%   13.94%   (7.90)%   36.80%   19.98%   22.37%    32.89 %
Bond Income.............  11.29%    7.11 %   16.90%    7.21 %   11.60%   (4.23)%   20.12%    3.67%    9.90%     8.07 %
Money Market............   8.28%    7.22 %    5.26%    2.87 %    2.05%    3.04 %    4.75%    4.18%    4.39%     4.32 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  28.99%   (5.01)%   29.27%    6.33 %    8.74%    0.21 %   35.69%   21.36%   31.31%    26.79 %
Managed.................  18.02%    2.28 %   19.10%    5.74 %    9.69%   (2.00)%   30.09%   13.99%   25.43%    18.58 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.05%   (1.16)%   29.19%   16.55%   16.27%    (6.31)%
Growth and Income...........................................    13.55%   (2.09)%   35.25%   17.03%   32.28%    23.34 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity-Income...............................................     8.89%    6.11 %   33.89%   13.25%   26.96%    10.63 %
Overseas....................................................    14.15%    0.82 %    8.70%   12.19%   10.56%    11.74 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.80)%   27.69%   29.50%   23.73%    (2.58)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.76)%   19.53%   13.00%   16.61%    (5.19)%
Asset Manager........................................................    (4.59)%   15.91%   13.57%   19.57%    14.02 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.39%   12.15%   24.50 %   46.46 %
Balanced......................................................................     13.33%   15.86%   15.14 %    8.13 %
International Magnum Equity...................................................      3.48%    5.71%   (2.18)%    6.31 %
Venture Value.................................................................     21.20%   24.71%   32.30 %   13.39 %

* Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Flexible Premium ("Zenith Flexible Life") Policies


                                                 Net Investment Return of the Sub-Accounts
                         ---------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  31.88%   (5.73)%   52.83%   (6.75)%   14.11%   (7.76)%   37.00%   20.16%   22.56 %   33.09 %
Bond Income.............  11.46%    7.28 %   17.08%    7.37 %   11.77%   (4.08)%   20.29%    3.82%   10.06 %    8.23 %
Money Market............   8.44%    7.38 %    5.42%    3.02 %    2.20%    3.20 %    4.91%    4.34%    4.55 %    4.48 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  29.18%   (4.86)%   29.46%    6.49 %    8.90%    0.36 %   35.90%   21.55%   31.51 %   26.98 %
Managed.................  18.20%    2.44 %   19.28%    5.90 %    9.82%   (1.85)%   30.28%   14.16%   25.62 %   18.76 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Midcap Value................................................    14.16%   (1.01)%   29.38%   16.72%   16.45 %   (6.17)%
Growth and Income...........................................    13.67%   (1.94)%   35.45%   17.21%   32.47 %   23.52 %
                                                               4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                    12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                    -------- --------  -------- -------- --------  --------
Equity-Income...............................................     9.00%    6.27 %   34.09%   13.42%   27.15 %   10.79 %
Overseas....................................................    14.26%    0.97 %    8.86%   12.36%   10.72 %   11.91 %
                                                                        5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
Small Cap............................................................    (3.71)%   27.88%   29.70%   23.92 %   (2.43)%
                                                                        8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                             12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                             --------  -------- -------- --------  --------
High Income..........................................................    (0.71)%   19.71%   13.17%   16.79 %   (5.04)%
Asset Manager........................................................    (4.54)%   16.08%   13.74%   19.75 %   14.19 %
                                                                                  5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                       12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                       -------- -------- --------  --------
Equity Growth.................................................................     24.51%   12.32%   24.69 %   46.68 %
Balanced......................................................................     13.44%   16.03%   15.31 %    8.29 %
International Magnum Equity...................................................      3.58%    5.87%   (2.04)%    6.47 %
Venture Value.................................................................     21.32%   24.89%   32.50 %   13.56 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Flexible Premium ("Zenith Executive Advantage Plus") Policies

                                                 Net Investment Return of the Sub-Accounts
                         ----------------------------------------------------------------------------------------------
                         1/1/89-   1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89  12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              --------  --------  -------- --------  -------- --------  -------- -------- --------  --------
Capital Growth..........  30.76 %   (3.48)%   53.98%   (6.05)%   14.97%   (7.07)%   38.03%   21.07%   23.48 %   34.09 %
Bond Income.............  12.30 %    8.09 %   17.96%    8.18 %   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %
Money Market............   9.25 %    8.19 %    6.21%    3.80 %    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %
                         1/1/89-   1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89  12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              --------  --------  -------- --------  -------- --------  -------- -------- --------  --------
Stock Index.............  30.15 %   (4.14)%   30.43%    7.30 %    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %
Managed.................  19.08 %    3.21 %   20.17%    6.70 %   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %
                                                                4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                     12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                     -------- --------  -------- -------- --------  --------
Midcap Value................................................     14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%
Growth and Income...........................................     14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %
                                                                4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                     12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                     -------- --------  -------- -------- --------  --------
Equity-Income...............................................      9.55%    6.93 %   35.90%   13.75%   28.11 %   11.63 %
Overseas....................................................     14.84%    1.21 %   11.02%   12.43%   11.56 %   12.75 %
                                                                         5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                              12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                              --------  -------- -------- --------  --------
Small Cap............................................................     (3.23)%   28.84%   30.68%   24.85 %   (1.69)%
                                                                         8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                              12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                              --------  -------- -------- --------  --------
High Income..........................................................      (.37)%   20.79%   13.75%   17.67 %   (4.33)%
Asset Manager........................................................     (4.65)%   17.68%   14.31%   20.65 %   15.05 %
                                                                                   5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                        12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                        -------- -------- --------  --------
Equity Growth.................................................................      25.13%   13.17%   25.63 %   47.78 %
Balanced......................................................................      14.01%   16.91%   16.18 %    9.11 %
International Magnum Equity...................................................       4.01%    6.67%   (1.30)%    7.27 %
Venture Value.................................................................      21.92%   25.84%   33.50 %   14.41 %

New England Variable Life Separate Account of
New England Life Insurance Company

Notes to Financial Statements--(Continued)

Modified Single Premium ("American Gateway") Policies

                                                 Net Investment Return of the Sub-Accounts
                         --------------------------------------------------------------------------------------------
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- -------- -------- --------  -------- -------- --------  --------
Bond Income.............  12.30%    8.09 %   17.96%    8.18%   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %
Money Market............   9.25%    8.19 %    6.21%    3.80%    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %
                         1/1/89-  1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account              12/31/89 12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------              -------- --------  -------- -------- -------- --------  -------- -------- --------  --------
Stock Index.............  30.15%   (4.14)%   30.43%    7.30%    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %
Managed.................  19.08%    3.21 %   20.17%    6.70%   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %
                                                              4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                   12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                   -------- --------  -------- -------- --------  --------
Midcap Value................................................   14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%
Growth and Income...........................................   14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %
                                                                       5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                            12/31/94  12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                            --------  -------- -------- --------  --------
Small Cap............................................................   (3.23)%   28.84%   30.68%   24.85 %   (1.69)%
                                                                                 5/1/95-  1/1/96-  1/1/97-   1/1/98-
Sub-Account                                                                      12/31/95 12/31/96 12/31/97  12/31/98
-----------                                                                      -------- -------- --------  --------
Equity Growth.................................................................    25.13%   13.17%   25.63 %   47.78 %
Balanced......................................................................    14.01%   16.91%   16.18 %    9.11 %
International Magnum Equity...................................................     4.01%    6.67%   (1.30)%    7.27 %
Venture Value.................................................................    21.92%   25.84%   33.50 %   14.41 %
                                                                                          6/28/96- 1/1/97-   1/1/98-
Sub-Account                                                                               12/31/96 12/31/97  12/31/98
-----------                                                                               -------- --------  --------
U.S. Government........................................................................     4.55%    8.47 %    7.61 %
Strategic Bond Opportunities...........................................................     8.46%   11.07 %    2.04 %

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

New England Life Insurance Company

Independent Auditors' Report

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company (formerly New England Variable Life Insurance Company) and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income and comprehensive income, equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the New England Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

February 16, 1999

New England Life Insurance Company

Consolidated Balance Sheets

December 31, 1998 and 1997 (Dollars In Thousands)
          See accompanying notes to consolidated financial statements.

                                                             1998       1997
                                                          ---------- ----------
ASSETS
Investments:
 Fixed Maturities:
  Available for Sale, at Estimated Fair Value............ $  769,364 $  734,391
 Equity Securities.......................................     13,240      9,399
 Policy Loans............................................    135,800    104,783
 Real Estate.............................................          0      2,757
 Short-Term Investments..................................     52,285     27,944
 Other Invested Assets...................................     16,372     24,349
                                                          ---------- ----------
    Total Investments....................................    987,061    903,623
Cash and Cash Equivalents................................     43,598     74,148
Deferred Policy Acquisition Costs........................    710,961    565,769
Accrued Investment Income................................     21,802     18,712
Premiums and Other Receivables...........................    145,117     63,036
Other Assets.............................................    111,067     62,326
Separate Account Assets..................................  3,258,383  1,988,225
                                                          ---------- ----------
    Total Assets......................................... $5,277,989 $3,675,839
                                                          ========== ==========
LIABILITIES AND EQUITY
Liabilities
Future Policy Benefits................................... $  561,746 $  500,429
Policyholder Account Balances............................    210,242    150,648
Other Policyholder Funds.................................    169,090     98,143
Policyholder Dividends Payable...........................     17,774     14,719
Short and Long-Term Debt.................................     82,855     85,981
Income Taxes Payable:
 Current.................................................     10,984      9,102
 Deferred................................................     42,334     42,066
Due to Parent............................................        789    107,337
Other Liabilities........................................     78,721     45,647
Separate Account Liabilities.............................  3,258,383  1,988,225
                                                          ---------- ----------
    Total Liabilities....................................  4,432,918  3,042,297
                                                          ---------- ----------
Commitments and Contingencies (Notes 2, 4, 8 and 9)
Equity
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding........      2,500      2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding.......          0          0
Contributed Capital......................................    647,273    447,273
Retained Earnings........................................    177,859    166,422
Accumulated Other Comprehensive Income...................     17,439     17,347
                                                          ---------- ----------
    Total Equity.........................................    845,071    633,542
                                                          ---------- ----------
Total Liabilities and Equity............................. $5,277,989 $3,675,839
                                                          ========== ==========

New England Life Insurance Company

Consolidated Statements of Income and Comprehensive Income

For the Years Ended December 31, 1998, 1997, and 1996 (Dollars In Thousands)
          See accompanying notes to consolidated financial statements.

                                                      1998     1997     1996
                                                    -------- -------- --------
REVENUES
Premiums........................................... $100,689 $ 63,616 $ 37,410
Universal Life and Investment-Type Product Policy
 Fees .............................................  173,766  145,157  101,756
Net Investment Income..............................   49,077   61,059   49,628
Investment Gains (Losses), Net.....................    5,610      890    8,822
Commissions, Fees and Other Income.................  192,411   28,302   44,930
                                                    -------- -------- --------
    Total Revenues.................................  521,553  299,024  242,546
                                                    -------- -------- --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..............................  149,687  100,180   65,520
Interest Credited to Policyholder Account Balances
 ..................................................    7,735    6,220    5,558
Policyholder Dividends.............................   22,989   21,325   14,830
Other Operating Costs and Expenses.................  316,659  144,342  143,886
                                                    -------- -------- --------
    Total Benefits and Other Deductions............  497,070  272,067  229,794
                                                    -------- -------- --------
Income From Operations Before Income Taxes.........   24,483   26,957   12,752
Income Taxes.......................................   13,046    4,988    3,051
                                                    -------- -------- --------
Net Income......................................... $ 11,437 $ 21,969 $  9,701
                                                    -------- -------- --------
Other Comprehensive Income (Loss), Net of Tax:
  Unrealized Investment Gains (Losses) (Net of
   Related Offsets, Reclassification Adjustments
   and Income Taxes, $(299), $(16,588) and $24,212,
   Respectively)...................................       92   13,620  (22,629)
                                                    -------- -------- --------
Comprehensive Income (Loss)........................ $ 11,529 $ 35,589 $(12,928)
                                                    ======== ======== ========

New England Life Insurance Company

Consolidated Statements of Equity

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands)
          See accompanying notes to consolidated financial statements.

                                     Capital             Accumulated
                                     Stock &                Other
                                   Contributed Retained Comprehensive
                                     Capital   Earnings    Income      Total
                                   ----------- -------- ------------- --------
Balances at December 31, 1995.....  $193,396   $134,752    $26,356    $354,504
Net Income........................                9,701                  9,701
Change in Net Unrealized
 Investment Gains (Losses)........                         (22,629)    (22,629)
Contributed Capital...............   208,846                           208,846
                                    --------   --------    -------    --------
Balances at December 31, 1996.....   402,242    144,453      3,727     550,422
Net Income........................               21,969                 21,969
Change in Net Unrealized
 Investment Gains (Losses)........                          13,620      13,620
Contributed Capital...............    47,531                            47,531
                                    --------   --------    -------    --------
Balances at December 31, 1997.....   449,773    166,422     17,347     633,542
Net Income........................               11,437                 11,437
Change in Net Unrealized
 Investment Gains (Losses)........                              92          92
Contributed Capital...............   200,000                           200,000
                                    --------   --------    -------    --------
Balances at December 31, 1998.....  $649,773   $177,859    $17,439    $845,071
                                    ========   ========    =======    ========

New England Life Insurance Company

Consolidated Statements of Cash Flows

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars in Thousands)
          See accompanying notes to consolidated financial statements.

                                                 1998       1997       1996
                                               ---------  ---------  ---------
Net Cash Used in Operating Activities........  $(311,296) $(121,838) $ (85,674)
                                               ---------  ---------  ---------
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
 Available for Sale Fixed Maturities.........    164,566    178,003    276,420
 Held to Maturity Fixed Maturities...........          0          0     10,519
 Equity Securities...........................     39,333          0          0
 Mortgage Loans on Real Estate...............          0          0      2,210
 Other, Net..................................        721        128          0
 Purchases of:
 Available for Sale Fixed Maturities.........   (184,810)  (326,059)  (259,713)
 Equity Securities...........................    (80,066)         0          0
 Real Estate.................................     (3,644)         0       (480)
 Fixed Asset Property and Equipment..........     (1,459)      (101)    (3,786)
 Other Assets................................        (89)         0    (11,024)
 Net Change in Short-Term Investments........    (24,341)   128,616   (135,731)
 Net Change in Policy Loans..................    (31,017)   (28,520)   (18,052)
 Other, Net..................................      1,631        177         67
                                               ---------  ---------  ---------
Net Cash Used in Investing Activities........   (119,175)   (47,756)  (139,570)
                                               ---------  ---------  ---------
Cash Flows from Financing Activities:
 Capital Contributions.......................    200,000     46,681    159,162
 Borrowed Money..............................     (8,670)    (3,181)         0
 Policyholder Account Balances:
 Deposits....................................    358,090    244,338    482,552
 Withdrawals.................................   (149,499)   (95,066)  (364,933)
 Financial Reinsurance Receivables...........          0      1,823    (37,519)
                                               ---------  ---------  ---------
Net Cash Provided by Financing Activities....    399,921    194,595    239,262
                                               ---------  ---------  ---------
Change in Cash and Cash Equivalents..........    (30,550)    25,001     14,018
Cash and Cash Equivalents, Beginning of Year.     74,148     49,147     35,129
                                               ---------  ---------  ---------
Cash and Cash Equivalents, End of Year.......  $  43,598  $  74,148  $  49,147
                                               =========  =========  =========
Supplemental Cash Flow Information:
 Interest Paid...............................  $   3,830  $   1,495  $   1,523
                                               =========  =========  =========
 Income Taxes Paid...........................  $  14,118  $   5,470  $   4,721
                                               =========  =========  =========
Net Income...................................  $  11,437  $  21,969  $   9,701
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
 Change in Deferred Policy Acquisition Costs,
 Net.........................................   (145,787)  (140,578)   (68,626)
 Change in Accrued Investment Income.........     (3,090)    (4,999)       909
 Change in Premiums and Other Receivables....    (82,081)   (57,095)     4,370
 Gains from Sales of Investments, Net........     (5,610)      (890)    (8,822)
 Depreciation and Amortization Expenses......     13,137     10,085      3,118
 Interest Credited to Policyholder Account
  Balances...................................      7,735      6,220      5,558
 Universal Life and Investment-Type Product
  Policy Fee Income..........................   (173,766)  (145,157)  (101,756)
 Change in Future Policy Benefits............     61,317     35,540     18,202
 Change in Other Policyholder Funds..........     70,947      6,309       (283)
 Change in Policyholder Dividends Payable....      3,055      5,701      1,671
 Change in Income Taxes Payable..............      2,358      1,674     (6,634)
 Other, Net..................................    (70,948)   139,383     56,918
                                               ---------  ---------  ---------
Net Cash Used in Operating Activities........  $(311,296) $(121,838) $ (85,674)
                                               =========  =========  =========

New England Life Insurance Company

Notes to Consolidated Financial Statements

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business

New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies located throughout the United States. The Company also provides participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, group medical, and group disability coverage.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: Exeter Reassurance Company, Ltd., New England Pension and Annuity Company, and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and TNE Advisers, Inc. for other operations. On February 28, 1997, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and TNE Advisers, Inc. On April 30, 1998 the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquistion, NL Holding Corporation was transferred to New England Life Holdings, Inc. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies, which are principally assumed from MetLife.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company.

New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)
TNE Advisers, Inc. was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. TNE Advisers, Inc. was organized to serve as an investment adviser to certain series of the New England Zenith Fund and does not intend to engage in any business activities other than providing investment management and administrative services. TNE Advisers, Inc. changed its name to New England Investment Management, Inc. in March 1999.

NL Holding Corporation (NL Holding), engages in Securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary, is a National Association of Securities Dealers
(NASD) registered broker/dealer.

Basis of Presentation and Principles of Consolidation

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP), and include the accounts of NELICO and its subsidiaries in which NELICO has control and a majority economic interest. The consolidated financial statements as of and for the year ended December 31, 1996 have been prepared as though the current reporting entity had always existed. Significant intercompany transactions and balances have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

Effective July 1, 1997, management realigned its fixed maturity investment classifications and transferred all securities classified as held to maturity to available for sale. As a result, consolidated equity at July 1, 1997 increased by $798, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which, it does not have a controlling interest, under the equity method of accounting.

Certain amounts in the prior years' financial statements have been reclassified to conform with the 1998 presentation.

Investments

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)
Policy loans are stated at unpaid principal balances, which approximates fair value.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

Cash and Cash Equivalents

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

Property and Equipment

Property, equipment and leasehold improvements which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation on property and equipment and amortization of leasehold improvements was $24,772, and $13,203 at December 31, 1998 and 1997, respectively. Related depreciation and amortization expense was $11,570, $10,085, and $3,118 for the years ended December 31, 1998, 1997 and 1996, respectively.

Deferred Policy Acquisition Costs

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for nonmedical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

Other Intangible Assets

The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of insurance acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Excess of Purchase Price Over Fair Value of Net Assets Acquired

                                                             Years Ended
                                                            December 31,
                                                       ------------------------
                                                        1998     1997    1996
                                                       -------  ------- -------
   Net Balance, January 1............................. $     0  $     0 $     0
     Acquisitions.....................................  23,498        0       0
     Dispositions.....................................       0        0       0
     Amortization.....................................  (1,567)       0       0
                                                       -------  ------- -------
   Net Balance, December 31........................... $21,931  $     0 $     0
                                                       =======  ======= =======
   December 31
     Accumulated Amortization......................... $(1,567) $     0 $     0
                                                       =======  ======= =======

Acquisitions

The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transaction. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period for years ending December 31, 1998, 1999 and 2000, respectively. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

Pro forma Impact of Acquisition

                                                       Years Ended December 31,
                                                       -------------------------
                                                           1998         1997
                                                       ------------ ------------
   Revenue............................................ $    557,229 $    381,691
                                                       ============ ============
   Net Income......................................... $     10,311 $     25,049
                                                       ============ ============

Future Policy Benefits and Policyholder Account Balances

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserve for death and endowment policy benefits and the liability for terminal dividends. The net level premium reserve is calculated based on the dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Interest rates used in establishing such liabilities range from 4% to 4.5% for life insurance policies.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 5.5% to 7%.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Future policy benefit liabilities for non-medical health insurance are calculated as the net GAAP liability plus the unamortized deferred acquisition costs. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 6.5%.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.75% to 6.5%, less expense and mortality charges and withdrawals.

Recognition of Insurance Revenue and Related Benefits

Premiums related to traditional life and annuity policies with life contingencies are recognized as income when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

Premiums related to non-medical health contracts are recognized as income when due.

Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to income include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to income include interest credited to policyholders.

Dividends to Policyholders

Dividends to policyholders are determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Participating Business

Participating business represented approximately 3.52% and 2.94% of the Company's life insurance in force, and 7.96% and 5.79% of the number of life insurance policies in force at December 31, 1998 and 1997, respectively. Participating policies represented approximately 6.15%, 6.22% and 0.74% of gross life insurance premiums, for the years ended December 31, 1998, 1997 and 1996, respectively.

Income Taxes

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., file a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and non-life insurance direct subsidiaries. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Service Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Reinsurance

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

Separate Account Operations

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contractholders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

Application of Accounting Pronouncements

In December 1997, the AICPA issued SOP No. 97-3 Accounting for Insurance and Other Enterprises for Insurance Related Assessments (SOP 97-3). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. The Company is required to adopt SOP 97-3 as of January 1, 1999. Adoption of SOP 97-3 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

In March 1998, the AICPA issued SOP No. 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use (SOP 98-1). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The Company is required to adopt SOP 98-1 as of January 1, 1999. Adoption of SOP 98-1 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

In April 1998, the AICPA issued Statement of Position 98-5, Reporting on the Costs of Start-Up Activities (SOP 98-5). SOP 98-5 provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start-up activities and organization costs to be expensed as incurred. SOP 98-5 broadly defines start-up activities and provides examples to help entities determine what costs are and are not within the scope of this SOP. The Company is required to adopt SOP 98-5 as of January 1, 1999. Adoption of SOP 98-5 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

In October 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position SOP 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk (SOP 98-7). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Effective January 1, 1998, the Company adopted SFAS No. 130 Reporting Comprehensive Income (SFAS 130). SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. Adoption of SFAS 130 had no effect on the Company's consolidated financial condition or results of operations.

Effective January 1, 1998, the Company adopted SFAS No. 131 Disclosures About Segments of an Enterprise and Related Information (SFAS 131). SFAS 131 establishes standards for reporting financial information and related disclosures about products and services, geographic areas and major customers relating to operating segments in annual financial statements. Adoption of SFAS 131 had no effect on the Company's consolidated financial condition or results of operations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133). SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives designated as fair value hedges are required to be reported in income. Changes in the fair value of derivatives designated as cash flow hedges are required to be reported in other comprehensive income to the extent the hedge is effective, and until such time as the hedged cash flow is reported in income, whereupon any associated change in fair value of the derivative is also reported in income. Changes in the fair value of derivatives designated as cash flow hedges, to the extent it is ineffective, are reported in income. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is required to adopt SFAS 133 as of January 1, 2000. The Company is currently in the process of quantifying the impact of SFAS 133.

2. INVESTMENTS

Fixed Maturity and Equity Securities

The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed securities and equity securities, by category, are shown below.

Available for Sale Securities

                                                    Gross Unrealized
                                          Amortized -----------------Estimated
                                            Cost      Gain    Loss   Fair Value
                                          --------- -------- ------------------
December 31, 1998
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $ 27,260  $     91 $    47  $ 27,304
  Foreign governments....................    1,679         0       0     1,679
  Corporate..............................  644,636    43,036   5,139   682,533
  Mortgage-backed securities.............   55,027     2,821       0    57,848
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $728,602  $ 45,948 $ 5,186  $769,364
                                          ========  ======== =======  ========
Equity Securities:
  Common stocks..........................   12,075     1,645     480    13,240
                                          --------  -------- -------  --------
    Total Equity Securities.............. $ 12,075  $  1,645 $   480  $ 13,240
                                          ========  ======== =======  ========

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Available for Sale Securities

                                                    Gross Unrealized
                                          Amortized -----------------Estimated
                                            Cost      Gain    Loss   Fair Value
                                          --------- -------- ------------------
December 31, 1997
Fixed Maturities:
  U.S. Treasury Securities and
   obligations of U.S. government
   corporations and agencies............. $ 12,105  $    101 $     0  $ 12,206
  Foreign governments....................    2,316        67       0     2,383
  Corporate..............................  620,916    41,564   3,308   659,172
  Mortgage-backed securities.............   57,348     3,282       0    60,630
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $692,685  $ 45,014 $ 3,308  $734,391
                                          ========  ======== =======  ========
Equity Securities:
  Common stocks..........................    9,424       216     241     9,399
                                          --------  -------- -------  --------
    Total Equity Securities.............. $  9,424  $    216 $   241  $  9,399
                                          ========  ======== =======  ========

Included in net unrealized investment gains (losses) are unrealized gains on foreign currency investments as well as unrealized gains on the associated forward foreign exchange contracts. Unrealized investment gains (losses) consists of the following:

                                                                       1998 1997
                                                                       ---- ----
   Net unrealized gains on investments................................ $  0 $281
   Unrealized gains (losses) on the maturity of forward contracts.....    0   14
                                                                       ---- ----
                                                                       $  0 $295
                                                                       ==== ====

The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1998 are shown below.

                                                            Amortized Estimated
                                                              Cost    Fair Value
                                                            --------- ----------
   Due in one year or less................................. $ 24,215   $ 24,469
   Due after one year through five years...................   92,090     93,343
   Due after five years through ten years..................  179,470    191,671
   Due after ten years.....................................  377,800    402,033
                                                            --------   --------
     Subtotal..............................................  673,575    711,516
   Mortgage-backed securities..............................   55,027     57,848
                                                            --------   --------
     Total................................................. $728,602   $769,364
                                                            ========   ========

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Sales of fixed maturities and equity securities are as follows:

                                                      1998     1997     1996
                                                    -------- -------- --------
   Fixed maturities classified as available-for-
    sale
     Proceeds.....................................  $159,749 $143,107 $275,008
     Gross realized gains.........................  $ 10,901 $    680 $ 19,109
     Gross realized losses........................  $      2 $  1,454 $  3,878
   Fixed maturities classified as held-to-maturity
     Proceeds.....................................  $      0 $      0 $  5,291
     Gross realized gains.........................  $      0 $      0 $    236
     Gross realized losses........................  $      0 $      0 $      0
   Equity Securities
     Proceeds.....................................  $      0 $      0 $      0
     Gross realized gains.........................  $      0 $      0 $      0
     Gross realized losses........................  $      0 $      0 $      0

Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

Assets Held in Trust for the Benefit of Other Parties

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. At December 31, 1998 the trust held $530,563 of bonds and short-term investments, and at December 31, 1997, the trust held $516,491 of bonds and short-term investments.

Statutory Deposits

The Company had assets on deposit with regulatory agencies of $6,245 and $7,020, at December 31, 1998 and 1997 respectively.

3. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The components of net investment income are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Fixed maturities................................. $53,467  $50,348  $44,630
   Equity securities................................  (9,118)   4,915        0
   Mortgage loans on real estate....................       0        0      110
   Real estate......................................   4,149      815       55
   Policy loans.....................................   6,855    5,081    3,734
   Cash, cash equivalents and short-term
    Investments.....................................     861    4,160    3,656
   Other investment income..........................      76      591       38
                                                     -------  -------  -------
   Gross investment income..........................  56,290   65,910   52,223
   Investment expenses..............................  (7,213)  (4,851)  (2,595)
                                                     -------  -------  -------
   Net Investment income............................ $49,077  $61,059  $49,628
                                                     =======  =======  =======

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Realized investment gains (losses), including changes in valuation allowances, are summarized as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Fixed maturities................................  $10,899  $  (774) $15,467
   Equity securities...............................        0        0        0
   Other invested assets...........................       (7)   1,032      512
                                                     -------  -------  -------
       Subtotal....................................   10,892      258   15,979
   Amounts allocable to:
     Amortization of deferred policy acquisition
      costs........................................    5,282     (632)   7,157
                                                     -------  -------  -------
     Investment gains (losses), net................  $ 5,610  $   890  $ 8,822
                                                     =======  =======  =======

The changes in unrealized investment gains (losses), net, included in other comprehensive income, are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Year ended December 31
   Balance, beginning of year......................  $17,347  $ 3,727  $26,356
     Change in unrealized investment gains
      (losses).....................................      391   30,207  (46,850)
     Change in unrealized investment gains (losses)
      attributable to:
       Deferred policy acquisition cost allowances.     (595)  (9,446)  12,211
       Deferred income tax (expense) benefit.......      296   (7,141)  12,010
                                                     -------  -------  -------
   Balance, end of year............................  $17,439  $17,347  $ 3,727
                                                     =======  =======  =======

The components of unrealized investment gains (losses), net, included in other comprehensive income, are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   December 31
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
       Fixed Maturities............................  $40,928  $41,706  $11,525
       Equity Securities...........................    1,191        0        0
       Other.......................................        0       22       (4)
                                                     -------  -------  -------
                                                      42,119   41,728   11,521
   Amounts of unrealized investment gains (losses)
    attributable to:
     Deferred policy acquisition cost allowances...  (15,798) (15,202)  (5,756)
     Deferred income tax (expense) benefit.........   (8,882)  (9,179)  (2,038)
                                                     -------  -------  -------
   Balance, end of year............................  $17,439  $17,347  $ 3,727
                                                     =======  =======  =======

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Reinsurance recoverables, included in other assets, were outstanding with the following reinsurers:

                                                                 December 31,
                                                                ---------------
                                                                 1998    1997
                                                                ------- -------
   Paul Revere Life Insurance Company.......................... $10,795 $ 4,548
   Cologne Life Reinsurance Company............................   6,519   3,724
   Security Life of Denver Insurance Company...................   4,395   1,804
   American United Life Insurance Company......................   3,852   1,332
   Great West Life & Annuity Insurance Company.................   6,394   2,505
   Swiss Re Life & Health Limited..............................   2,422     908
   Other.......................................................  17,828   3,164
                                                                ------- -------
                                                                $52,205 $17,985
                                                                ======= =======

The effect of reinsurance on premiums earned is as follows:

                                                     1998      1997      1996
                                                   --------  --------  --------
   Direct premiums................................ $110,768  $ 30,975  $  2,682
   Reinsurance assumed............................   58,329    62,315    67,483
   Reinsurance ceded..............................  (68,408)  (29,674)  (32,755)
                                                   --------  --------  --------
   Net premiums earned............................ $100,689  $ 63,616  $ 37,410
                                                   ========  ========  ========

Reinsurance and ceded commissions payables, included in other liabilities, were $10,162 and $5,852, at December 31, 1998 and 1997, respectively.

The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                  Years ended December 31,
                                                  ----------------------------
                                                    1998      1997     1996
                                                  ---------  -------- --------
   Balance at January 1.......................... $     809  $     0  $    0
     Reinsurance recoverables....................      (647)       0       0
                                                  ---------  -------  ------
   Net balance at January 1......................       162        0       0
                                                  ---------  -------  ------
   Incurred related to:
     Current year................................       303      173       0
     Prior years.................................       (57)     (11)      0
                                                  ---------  -------  ------
                                                        246      162       0
                                                  ---------  -------  ------
   Paid related to:
     Current year................................         2        0       0
     Prior years.................................        18        0       0
                                                  ---------  -------  ------
                                                         20        0       0
                                                  ---------  -------  ------
   Balance at December 31........................       388      162       0
     Add: Reinsurance recoverables...............     1,565      647       0
                                                  ---------  -------  ------
   Balance at December 31........................ $   1,953  $   809  $    0
                                                  =========  =======  ======

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

5. INCOME TAXES

The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                       Current Deferred   Total
                                                       ------- --------  -------
   1998
   Federal............................................ $13,734 $  (788)  $12,946
   State and Local....................................       0     100       100
                                                       ------- -------   -------
     Total............................................ $13,734 $  (688)  $13,046
                                                       ======= =======   =======
   1997...............................................
   Federal............................................ $ 8,473 $(3,772)  $ 4,701
   State and Local....................................     316     (29)      287
                                                       ------- -------   -------
     Total............................................ $ 8,789 $(3,801)  $ 4,988
                                                       ======= =======   =======
   1996
   Federal............................................ $ 5,333 $(1,531)  $ 3,802
   State and Local....................................       0    (751)     (751)
                                                       ------- -------   -------
     Total............................................ $ 5,333 $(2,282)  $ 3,051
                                                       ======= =======   =======

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                      1998     1997     1996
                                                     -------  -------  -------
   Income before taxes.............................. $24,483  $26,957  $12,752
   Income tax rate..................................      35%      35%      35%
                                                     -------  -------  -------
   Expected income tax expense at federal statutory
    income tax rate.................................   8,569    9,435    4,463
   Tax effect of:
     Change in valuation allowance..................       0        0  (13,948)
     NOL benefit write-off..........................       0        0   13,012
     Tax exempt investment income...................    (100)       0        0
     Tax Credits....................................    (100)       0        0
     State and local income taxes...................     100   (1,013)    (488)
     Other, net.....................................   4,577   (3,434)      12
                                                     -------  -------  -------
   Income Tax Expense............................... $13,046  $ 4,988  $ 3,051
                                                     =======  =======  =======

Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                            1998       1997
                                                          ---------  ---------
   Deferred tax assets:
     Policyholder liabilities............................ $ 177,017  $  63,723
     Other, net..........................................    15,453     81,988
                                                          ---------  ---------
       Total gross assets................................   192,470    145,711
                                                          ---------  ---------
   Deferred tax liabilities:
     Investments.........................................    (1,068)    (2,456)
     Deferred policy acquisition costs...................  (208,881)  (168,270)
     Unrealized investment gains, net....................    (8,882)    (9,179)
     Other, net..........................................   (15,973)    (7,872)
                                                          ---------  ---------
       Total gross liabilities...........................  (234,804)  (187,777)
                                                          ---------  ---------
   Net deferred tax liability............................ $ (42,334) $ (42,066)
                                                          =========  =========

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

The sources of the deferred tax expense (benefit) and their tax effects are as follows:

                                                    1998      1997      1996
                                                  --------  --------  --------
   Policyholder liabilities...................... $(49,251) $(23,759) $(17,818)
   Net operating loss carryforward...............        0    12,548       464
   Investments...................................   (1,388)    1,319         0
   Deferred policy acquisition costs.............   40,611    33,621    21,828
   Other, net....................................    9,340   (27,530)   (6,756)
                                                  --------  --------  --------
     Total....................................... $   (688) $ (3,801) $ (2,282)
                                                  ========  ========  ========

6. EMPLOYEE BENEFIT PLANS

Prior to the merger, substantially all employees were employed by NEMLICO and were covered under the Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (collectively referred to as the Plans). Subsequent to the merger substantially all of the employees became employees of the Company and continued to be covered by the Plans, which became the Plans of the Company. Under the Plans retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                         Pension Benefits     Other Benefits
                                         ------------------  ------------------
                                                    December 31,
                                         --------------------------------------
                                           1998      1997      1998      1997
                                         --------  --------  --------  --------
   Change in projected benefit
    obligation
   Projected benefit obligation at
    beginning of year..................  $210,590  $177,125  $ 46,591  $ 49,654
   Service cost........................     6,927     5,310       942       885
   Interest cost.......................    15,878    13,958     3,267     3,707
   Actuarial gain......................    14,831    15,926     1,256    (3,972)
   Divestitures........................         0         0         0         0
   Curtailments........................         0         0         0         0
   Terminations........................         0         0         0         0
   Change in benefits..................    11,935     5,755       (10)        0
   Benefits paid.......................    (7,674)   (7,484)   (3,059)   (3,683)
                                         --------  --------  --------  --------
   Projected benefit obligation at end
    of year............................  $252,487  $210,590  $ 48,987  $ 46,591
                                         --------  --------  --------  --------
   Change in plan assets
   Contract value of plan assets at
    beginning of year..................  $150,820  $130,995  $      0  $      0
   Actual return on plan assets........    28,309    22,250         0         0
   Employer contribution...............    12,997     5,059         0         0
   Benefits paid.......................    (7,323)   (7,484)        0         0
                                         --------  --------  --------  --------
   Contract value of plan assets at end
    of year............................  $184,803  $150,820  $      0  $      0
                                         --------  --------  --------  --------
   Over/(Under) funded.................  $(67,684) $(59,770) $(48,987) $(46,591)
   Unrecognized net asset at
    transition.........................    (1,674)   (2,844)        0         0
   Unrecognized net actuarial gains....    34,350    35,889   (17,787)  (18,872)
   Unrecognized prior service cost.....    16,854     5,832        (9)        0
                                         --------  --------  --------  --------
   Prepaid (accrued) benefit cost......  $(18,154) $(20,893) $(66,783) $(65,463)
                                         ========  ========  ========  ========
   Qualified plan prepaid pension cost.  $ (2,164) $ (7,205) $      0  $      0
   Non-qualified plan accrued pension
    cost...............................   (15,990)  (13,688)        0         0
                                         --------  --------  --------  --------
   Prepaid (accrued) benefit cost......  $(18,154) $(20,893) $      0  $      0
                                         ========  ========  ========  ========

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                Non-Qualified
                           Qualified Plan           Plan                Total
                          ------------------  ------------------  ------------------
                            1998      1997      1998      1997      1998      1997
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $226,717  $193,652  $ 25,770  $ 16,938  $252,487  $210,590
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   184,803   150,820         0         0   184,803   150,820
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(41,914) $(42,832) $(25,770) $(16,938) $(67,684) $(59,770)
                          ========  ========  ========  ========  ========  ========

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                                    Other
                                              Pension Benefits    Benefits
                                              ------------------  ----------
                                                1998      1997    1998  1997
                                              --------  --------  ----  ----
   Weighted average assumptions as of
    December 31,
   Discount rate.............................     7.25%     7.75% 7.00% 7.75%
   Expected return on plan assets............     8.50%     8.75%   --    --
   Rate of compensation increase.............     4.50%     5.00%   --    --

The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 7.40% in 1998, gradually decreasing to 5.00% over five years and generally 7.80% in 1997, gradually decreasing to 5.00% over eight years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               One %    One %
                                                              Increase Decrease
                                                              -------- --------
   Effect on total of service and interest cost components...  14.50%   12.70%
   Effect on accumulated postretirement benefit obligation...  12.80%   11.30%

The components of periodic benefit costs were as follows:

                                 Pension Benefits            Other Benefits
                            ----------------------------  ---------------------
                              1998      1997      1996     1998   1997    1996
                            --------  --------  --------  ------ ------  ------
   Components of periodic
    benefit cost
   Service cost............ $  6,927  $  5,310  $  5,761  $  942 $  885  $  876
   Interest cost...........   15,878    13,958    12,489   3,267  3,707   3,183
   Expected return on plan
    assets.................  (12,866)  (22,250)  (15,468)      0      0       0
   Net amortization and
    deferrals..............      669    11,092     6,009     167   (871) (1,155)
                            --------  --------  --------  ------ ------  ------
   Net periodic benefit
    cost................... $ 10,608  $  8,110  $  8,791  $4,376 $3,721  $2,904
                            ========  ========  ========  ====== ======  ======

Savings and Investment Plans

The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,252, $1,588 and $3,386 for the years ended December 31, 1998, 1997 and 1996, respectively.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

7. LEASES

In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                  Rental Sub-rental Gross Rental
                                                  Income   Income     Expense
                                                  ------ ---------- ------------
   1999..........................................  $52    $ 4,066     $ 14,851
   2000..........................................   31      7,845       14,805
   2001..........................................    0      7,854       13,221
   2002..........................................    0      7,864       12,336
   2003..........................................    0      8,026       12,023
   Thereafter....................................    0     34,525      114,855
                                                   ---    -------     --------
     Total.......................................  $83    $70,180     $182,091
                                                   ===    =======     ========

8. DEBT

In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The interest rate applied was 6.4%, 5.8% and 5.7% at December 31, 1998, 1997 and 1996, respectively. The loan is collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment is structured in a manner to result in repayment over a term of five years or less. The carrying value of the loan approximates its fair value of $13,295. Repayments of principal and interest of $8,612, $3,155 and $0 were made during 1998, 1997 and 1996, respectively. The Company repaid the entire outstanding balance of the loan in January 1999.

Exeter privately placed $75,118 aggregate principal amount, subordinated notes payable (the Notes), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000. The issue costs of the Notes of $130 were deducted from Notes, net of discount, to arrive at net subordinated notes payable of $49,870. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value of $69,560, repayments of $0, $0 and $0 were made during 1998, 1997 and 1996, respectively.

9. CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted) for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $202, $42, and $42 in 1998, 1997, and 1996, respectively, of which $202, $33, and $27 were to be credited against premium taxes.

The Company has no contingent liabilities that would materially affect the financial position of the Company or the results of its operations. There are no pending legal proceedings that are beyond the ordinary course of business that could have a material financial effect.

10. OTHER OPERATING COSTS AND EXPENSES

Other operating costs and expenses consisted of the following:

                                                   Years Ended December 31,
                                                 ------------------------------
                                                   1998       1997       1996
                                                 ---------  ---------  --------
   Compensation................................. $  86,822  $  58,754  $ 36,172
   Commissions..................................   166,218     77,351    51,617
   Interest and debt expense....................     9,374      6,750     6,261
   Amortization of policy acquisition costs.....    31,994     17,723    22,233
   Capitalization of policy acquisition costs...  (183,064)  (157,670)  (98,016)
   Rent expense, net of sub-lease income........     4,252      4,473     3,060
   Other........................................   201,063    136,961   122,559
                                                 ---------  ---------  --------
     Total...................................... $ 316,659  $ 144,342  $143,886
                                                 =========  =========  ========

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Amounts related to the Company's financial instruments are as follows:

                                                             Carrying Estimated
                                                              Value   Fair Value
                                                             -------- ----------
   December 31, 1998:
   Assets
   Fixed Maturities......................................... $769,364  $769,364
   Equity Securities........................................   13,240    13,240
   Policy loans.............................................  135,800   135,800
   Short-term investments...................................   52,285    52,285
   Cash and cash equivalents................................   43,598    43,598
   Liabilities
   Policyholder account balances............................   23,365    22,524
   Other policyholder funds.................................    7,832     7,832
   Short and long-term debt.................................   82,855    82,855

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

                                                             Carrying Estimated
                                                              Value   Fair Value
                                                             -------- ----------
   December  31, 1997:
   Assets
   Fixed Maturities......................................... $734,391  $734,391
   Equity Securities........................................    9,399     9,399
   Policy loans.............................................  104,783   104,783
   Short-term investments...................................   27,944    27,944
   Cash and cash equivalents................................   74,148    74,148
   Liabilities
   Policyholder account balances............................   13,356    12,593
   Other policyholder funds.................................    4,324     4,324
   Short and long-term debt.................................   85,981    85,981

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

Fixed Maturities and Equity Securities

The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

Policy Loans

Policy loans are stated at unpaid principal balances, which approximates fair value.

Cash and Cash Equivalents and Short-term Investments

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

Policyholder Account Balances

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

Short-term and Long-term Debt

Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

12. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with such amounts determined in conformity with generally accepted accounting principles were as follows:

                                                 Years Ended December 31,
                                               -------------------------------
                                                 1998       1997       1996
                                               ---------  ---------  ---------
Statutory surplus............................. $ 456,525  $ 307,290  $ 355,853
Adjustments to GAAP for:
  Future policy benefits and policyholders
   account balances...........................  (336,821)  (279,510)  (195,273)
  Deferred policy acquisition costs...........   710,961    565,769    434,637
  Deferred Federal Income taxes...............   (42,334)   (42,066)   (40,185)
  Valuation of investments....................    53,514     56,873     11,503
  Statutory asset valuation reserves..........    10,636      8,388      3,335
  Statutory interest maintenance reserve......       816        571        306
  Surplus notes...............................   (69,560)   (64,016)   (58,911)
  Receivables from reinsurance transactions...    26,004     27,519     26,030
  Other, net..................................    35,330     52,724     13,127
                                               ---------  ---------  ---------
GAAP Equity................................... $ 845,071  $ 633,542  $ 550,422
                                               =========  =========  =========
                                                 Years Ended December 31,
                                               -------------------------------
                                                 1998       1997       1996
                                               ---------  ---------  ---------
Statutory net income (loss)................... $ (28,043) $ (37,358) $ (46,021)
Adjustments to GAAP for:
  Future policy benefits and policyholders
   account balances...........................  (196,754)  (311,588)   (41,174)
  Deferred policy acquisition costs...........   135,788    139,947     68,626
  Deferred Federal Income taxes...............       688      3,801      2,282
  Valuation of investments....................   (13,490)         0          0
  Statutory interest maintenance reserve......       245        342        231
  Other, net..................................   113,003    226,825     25,757
                                               ---------  ---------  ---------
Net GAAP Income............................... $  11,437  $  21,969  $   9,701
                                               =========  =========  =========

The Company is currently undergoing an examination by the Massachusetts Department of Insurance. The Company believes that there will be no material audit adjustments for the periods under examination.

13. RELATED PARTY TRANSACTIONS

Prior to the merger NELICO operated under an Administrative Services Agreement with its parent NEMLICO to receive all executive, legal, clerical and other personnel services. Subsequent to the merger of NEMLICO and MetLife, the Company entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $193,641, $186,757 and $88,043 including accruals for administrative services on NEMLICO administered contracts for 1998, 1997, and for the period of September 1, 1996 through December 31, 1996, respectively. Prior to the merger, the Company paid $62,643 to NEMLICO for administrative services on

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted) variable-life and variable-annuity contracts for the period of January 1, 1996 through August 31, 1996. In addition, $14,123 and $600 for 1998 and 1997, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. In 1997, MetLife made a capital contribution to the Company of $50,000 in cash. In 1996, MetLife made a non-cash capital contribution to the Company of common stock of affiliated companies consisting of Exeter, NEPA, NES, Newbury, Omega Reinsurance Corp., TNE Advisers Inc., and TNE Information Services Inc. with a total estimated statutory fair value of $29,558. MetLife also made non-cash capital contributions of home-office properties of $10,301, socially-responsible investments with a book value of $11,916, furniture, equipment and leasehold improvements of $27,816, and a cash contribution of $128,412. Prior to the merger, NEMLICO made a cash contribution to NELICO of $20,000.

On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. Under these agreements the Company paid $6,166 in 1998.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building that it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid lease payments to MetLife of $2,340, $2,340 and $780 in 1998, 1997 and 1996, respectively.

On June 21, 1996, NEMLICO purchased a mortgage from NELICO for $2,217 that included principal of $2,204, and interest of $13.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1998 were amounts receivable for asset-based commissions from NEF and SSR totaling $593 and $13, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1997 were $16,799 and $1,127, respectively. Included in accrued income at December 31, 1997, were amounts receivable for sales-based commissions from NEF and SSR totaling $233 and $13, respectively. In 1997, NES earned asset-based income of $8,777 and $61 on average assets of approximately $3,900,000 and $33,000 under management with NEF and SSR, respectively.

Exeter has a privately-placed subordinated notes payable to MetLife for $69,560 and $64,016 at December 31, 1998 and 1997, respectively.

Pursuant to certain Reinsurance Agreements, the Company cedes a portion of premiums on certain variable life, traditional life and universal life policies to Omega Reinsurance Corporation. Reinsurance premiums paid by the Company to Omega were $11,539, $10,372 and $5,009 for 1998, 1997 and 1996, respectively.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $3,258,383 and $1,988,225 at December 31, 1998 and 1997, respectively, wherein the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $30,714, $12,642 and $6,464 in 1998, 1997 and 1996, respectively.

15. YEAR 2000

The Year 2000 issue is the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant cost associated with additional mainframe capacity necessary to accommodate a four digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major systems failure or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 issue will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 issue may have a material impact on the operations of the Company. Furthermore, even if the Company completes such modifications and conversions on a timely basis, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 issue will not have a material impact on the operations of the Company. The Company estimates the total cost to resolve its Year 2000 problem to be approximately $51,000, (unaudited) of which approximately $41,300 has been incurred through December 31, 1998.

16. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, group medical, and group disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 1998, 1997 and 1996. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                                                 December 31, 1998
                          -------------------------------------------------------------------
                                                                       Corporate
                          Individual  Individual  Group      Group        and
                             Life      Annuity   Pension   Life, A&H  Subsidiaries   Total
                          ----------  ---------- --------  ---------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394     $ 30,114   $  100,689
Universal Life and
 Investment-Type
 Product Policy Fees....     161,936      9,332     2,788      (290)           0      173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651       73,079       49,077
Investment Gains,
 (Losses) Net...........        (182)        (7)       (4)       17        5,786        5,610
Commissions, Fees, and
 Other Income...........       9,408      6,042     1,118    20,430      155,413      192,411
                          ----------   --------  --------  --------     --------   ----------
  Total Revenues........     197,399     13,646     3,914    42,202      264,392      521,553
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561       46,600      149,687
Interest Credited to
 Policyholder
 Account Balances.......       6,337      1,264        83         0           51        7,735
Policyholder Dividends..       1,135          4         0         3       21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731      179,703      316,659
                          ----------   --------  --------  --------     --------   ----------
  Total Benefits and
   Other Deductions.....     195,465     19,535     4,574    29,295      248,201      497,070
Income from Operations
 Before
 Income Taxes...........       1,934     (5,889)     (660)   12,907       16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986          (83)      13,046
                          ----------   --------  --------  --------     --------   ----------
  Net Income............  $   (8,034)  $ (5,487) $   (237) $  8,921     $ 16,274   $   11,437
                          ==========   ========  ========  ========     ========   ==========
Assets
Deferred Policy
 Acquisition Costs......     616,959     42,524     2,359     2,511       46,608      710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716            0    3,258,383
Policyholder
 Liabilities............     380,586     38,912       768    19,233      501,579      941,078
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716            0    3,258,383

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

                                                 December 31, 1997
                          -----------------------------------------------------------------
                                                                     Corporate
                          Individual Individual  Group      Group       and
                             Life     Annuity   Pension   Life, A&H Subsidiaries   Total
                          ---------- ---------- --------  --------- ------------ ----------
REVENUES
Premiums................  $   27,200  $     31  $      0   $ 3,743    $ 32,642   $   63,616
Universal Life and
 Investment-Type
 Product Policy Fees....     139,235     4,732       486       704           0      145,157
Net Investment Income...      31,905      (270)      (20)     (118)     29,562       61,059
Investment Gains,
 (Losses) Net...........         523         0         0         0         367          890
Commissions, Fees, and
 Other Income...........       9,542     3,253       266     4,383      10,858       28,302
                          ----------  --------  --------   -------    --------   ----------
Total Revenue...........     208,405     7,746       732     8,712      73,429      299,024
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      71,010     3,431         0     3,827      21,912      100,180
Interest Credited to
 Policyholder
 Account Balances.......       5,371       664       149         0          36        6,220
Policyholder Dividends..         507         1         0         0      20,817       21,325
Other Operating Costs
 and Expenses...........      98,664    10,777     2,092     6,745      26,064      144,342
                          ----------  --------  --------   -------    --------   ----------
  Total Benefits and
   Other Deductions.....     175,552    14,873     2,241    10,572      68,829      272,067
Income from Operations
 Before Income Taxes....      32,853    (7,127)   (1,509)   (1,860)      4,600       26,957
Income Taxes............       2,701    (1,203)     (504)     (447)      4,441        4,988
                          ----------  --------  --------   -------    --------   ----------
  Net Income............  $   30,152  $ (5,924) $ (1,005)  $(1,413)   $    159   $   21,969
                          ==========  ========  ========   =======    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......     498,208    24,226     1,347       877      41,111      565,769
Separate Account Assets.   1,426,347   450,441   111,437         0           0    1,988,225
Policyholder
 Liabilities............     258,880    20,476       197     6,398     463,269      749,220
Separate Account
 Liabilities............   1,426,347   450,441   111,437         0           0    1,988,225

New England Life Insurance Company

For the Years Ended December 31, 1998, 1997 and 1996 (Dollars In Thousands, except as noted)

                                                 December 31, 1996
                          ----------------------------------------------------------------
                                                                    Corporate
                          Individual Individual  Group     Group       and
                             Life     Annuity   Pension  Life, A&H Subsidiaries   Total
                          ---------- ---------- -------  --------- ------------ ----------
REVENUES
Premiums................   $  1,729   $      0  $    0    $    56    $ 35,625   $   37,410
Universal Life and
 Investment-Type
 Product Policy Fees....    101,153        603       0          0           0      101,756
Net Investment Income...     23,667       (105)     (2)        (6)     26,074       49,628
Investment Gains,
 (Losses) Net...........        396          0       0          0       8,426        8,822
Commissions, Fees and
 Other Income...........      8,340         45     290        363      35,892       44,930
                           --------   --------  ------    -------    --------   ----------
  Total Revenues........    135,285        543     288        413     106,017      242,546
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     25,595        654       0        176      39,095       65,520
Interest Credited to
 Policyholder
 Account Balances.......      5,345        167       0          0          46        5,558
Policyholder Dividends..         13          0       0          0      14,817       14,830
Other Operating Costs
 and Expenses...........     81,559     13,499      71      1,798      46,959      143,886
                           --------   --------  ------    -------    --------   ----------
  Total Benefits and
   Other Deductions.....    112,512     14,320      71      1,974     100,917      229,794
Income from Operations
 Before Income Taxes....     22,773    (13,777)    217     (1,561)      5,100       12,752
Income Taxes............     (2,772)       723       0          0       5,100        3,051
                           --------   --------  ------    -------    --------   ----------
  Net Income............   $ 25,545   $(14,500) $  217    $(1,561)   $      0   $    9,701
                           ========   ========  ======    =======    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......    378,397     11,883     147          0      44,209      434,636
Separate Account Assets.    999,130    201,180   6,649          0           0    1,206,959
Policyholder
 Liabilities............    181,484      6,657       0        529     459,884      648,554
Separate Account
 Liabilities............    999,130    201,180   6,649          0           0    1,206,959

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 Boylston Street
                                Boston, MA 02116

                                    RECEIPT

  This is to acknowledge receipt of a Zenith Life Executive 65 Prospectus dated April 30, 1999. This Variable Life Policy is offered by New England Life Insurance Company.

_____________________________________     _____________________________________
               (Date)                             (Client's Signature)

                                    Part II

                          UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

         Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                REPRESENTATIONS

         New England Life Insurance Company hereby represents that the fees and charges deducted under the limited payment variable life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.


                      CONTENTS OF REGISTRATION STATEMENT

         This Registration Statement comprises the following papers and documents:

         The facing sheet.

         A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

         The prospectus consisting of 133 pages.

         The undertaking to file reports.

         The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

         Representations.

         The signatures.

         Written consents of the following persons:

                  H. James Wilson, Esq. (see Exhibit 3(i) below)
                  Rodney J. Chandler, F.S.A., M.A.A.A.
                           (see Exhibit 3(ii) below)
                  Sutherland Asbill & Brennan LLP (see Exhibit 6 below) Independent Auditors (see Exhibit 11 below)

         The following exhibits:

         1.A.     (1)          January 31, 1983 resolution of the Board of
                                  Directors of NEVLICO**
                  (2)          None
                  (3)    (a)   Distribution Agreement between NEVLICO and
                                  NELESCO***
                      (b)(i)   Form of Contract between NELICO and its
                               General Agents**

                     (ii)       Form of contract between NEVLICO and its
                                  Agents***
                     (c)        Commission Schedule for Policies ****
                     (d)        Form of contract among NES, NELICO and other
                                broker dealers*
              (4)               None
              (5)    (a)        Specimen of Policy, including
                                   Applications ****
                     (b)        Consolidated Application ***
                     (c)        Riders to Policy ***
                     (d)        Level Term Rider ****
                     (e)        Acceleration of Benefits Rider ###
                     (f)        Additional Form of Application ++
                     (g)        Unisex Rates Endorsement
              (6)    (a)        Amended and restated Articles of
                                  Organization of NELICO ##
                     (b)        Amended and restated By-Laws of NELICO *
                     (c)        Amendments to Amended and restated Articles
                                  of Organization +++
              (7)               None
              (8)               None
              (9)               None
           2.                   See Exhibit 3(i)
           3. (i)               Opinion and Consent of H. James Wilson,
                                  Esquire ****
              (ii)              Opinion and Consent of Rodney J. Chandler,
                                  F.S.A., M.A.A.A.
           4.                   None
           5.                   Inapplicable
           6.                   Consent of Sutherland Asbill & Brennan LLP
           7. (i)               Powers of Attorney ##
              (ii)              Power of Attorney of James M. Benson, Robert
                                  H. Benmosche and Catherine A. Rein +
              (iii)             Power of Attorney of David Y. Rogers and
                                  Richard Robinson ++
           8.                   Notice of Withdrawal Right for Policies ****

           9.                   Inapplicable
          10.                   Inapplicable
              11.                   Consent of Independent Auditors
          12.                   Schedule for computation of performance
                                  quotations ***
          13. (i)               Consolidated memorandum describing certain
                                  procedures, filed pursuant to Rule
                                  6e-2(b)12(ii) and
                                  Rule 6e-3(T)(b)(12)(iii) ***
              (ii)              Second Addendum to Consolidated
                                      Memorandum ++++

14.               (i)    Participation Agreement among Variable Insurance
                         Products Fund, Fidelity Distributors Corporation and
                         New England Variable Life Insurance Company ***
                  (ii)   Amendment No. 1 to Participation Agreement among
                         Variable Insurance Products Fund, Fidelity Distributors
                         Corporation and New England Variable Life Insurance
                         Company #
                  (iii)  Participation Agreement among Variable Insurance
                         Products Fund II, Fidelity Distributors Corporation and
                         New England Variable Life Insurance Company #
-----------

# Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.

## Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

### Incorporated herein by reference to Post-Effective Amendment No. 8 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 30, 1997.

* Incorporated herein by reference to the Pre-effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.

*** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 24, 1998.

**** Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 33-64170, filed April 24, 1998.

+ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

  ++ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed January 20, 1999.

 +++ Incorporated herein be reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed February 24, 1999.

++++ Incorporated herein be reference to the Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 1999.




vl65

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 1999.

                                            New England Variable Life Separate
                                              Account
                                                 (Registrant)

                                            By:  New England Life Insurance
                                                 Company
                                                     (Depositor)


                                            By:  /s/ H. James Wilson
                                                 ----------------------------
                                                 H. James Wilson
                                                 Executive Vice President
                                                 and General Counsel

Attest:


/s/ Marie C. Swift
---------------------
  Marie C. Swift

         Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 1999.


                                            New England Life Insurance Company
(Seal)


Attest:/s/ Marie C. Swift                   By:  /s/ H. James Wilson
       ------------------------                  ----------------------
          Marie C. Swift                    H. James Wilson
                                            Executive Vice President and
                                            General Counsel

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 26, 1999.


       *                                    Chairman, President and
----------------------                      Chief Executive Officer
James M. Benson

       *
----------------------                              Director
Robert H. Benmosche

       *
----------------------                              Director
Susan C. Crampton

       *
----------------------                              Director
Edward A. Fox

       *
----------------------                              Director
George J. Goodman

       *
----------------------                              Director
Evelyn E. Handler

       *
----------------------                              Director
Philip K. Howard, Esq.

       *
----------------------                              Director
Bernard A. Leventhal

       *
----------------------                              Director
Thomas J. May

       *
----------------------                              Director
Stewart G. Nagler

       *
----------------------                              Director
Catherine A. Rein

       *
----------------------                      Second Vice President and
Richard A. Robinson                         Chief Accounting Officer

       *
----------------------                      Executive Vice President and
David Y. Rogers                             Chief Financial Officer

       *
----------------------                              Director
Rand N. Stowell

       *
----------------------                              Director
Alexander B. Trowbridge


                                            By: /s/ Anne M. Goggin
                                            ------------------------------
                                                 Anne M. Goggin, Esq.
                                                   Attorney-in-fact



* Executed by Anne M. Goggin, Esquire on behalf of those indicated pursuant to powers of attorney filed with the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on February 13, 1997, Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, on July 9, 1998 and Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, on January 20, 1999.

                                  EXHIBIT LIST


                                                                   Sequentially
   Exhibit                                                         Numbered
   Number                             Title                        Page*
   ------                             -----                        -----

     1.A.5(g)       Unisex Rates Endorsement

     3.  (ii)       Opinion and Consent of Rodney J.
                    Chandler, F.S.A., M.A.A.A.

     6.             Consent of Sutherland Asbill &
                    Brennan LLP

     11.            Consent of the Independent Auditors










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* Page numbers inserted on manually-signed copy only.